                         ALTERNATIVE LOAN TRUST 2006-OA7
                                 ISSUING ENTITY

                                FINAL TERM SHEET

                             (COUNTRYWIDE(R) LOGO)

                          $1,177,528,100 (APPROXIMATE)

                                   CWALT, INC.
                                    Depositor

                          COUNTRYWIDE HOME LOANS, INC.
                               SPONSOR AND SELLER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                 MASTER SERVICER

     This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

     The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and none of the depositor, the issuing entity or any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

     THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUING ENTITY AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

     This free writing prospectus does not contain all information that is required to be included in the base prospectus and the free writing prospectus.

     The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

                  FREE WRITING PROSPECTUS DATED APRIL 28, 2006

                         ALTERNATIVE LOAN TRUST 2006-OA7
                                 ISSUING ENTITY

              DISTRIBUTIONS PAYABLE MONTHLY, BEGINNING MAY 25, 2006

The following classes of certificates are offered pursuant to this free writing prospectus:

              INITIAL CLASS
               CERTIFICATE
                 BALANCE/                                      INITIAL CLASS
                 INITIAL                                        CERTIFICATE
                 NOTIONAL      PASS-THROUGH                  BALANCE/ INITIAL    PASS-THROUGH
                AMOUNT(1)         RATE(2)                   NOTIONAL AMOUNT(1)      RATE(2)
              -------------    ------------                 ------------------   ------------
Class 1-A-1   $ 50,000,000       Variable     Class 3-A-2       $11,390,000       Floating
Class 1-A-2   $324,580,000       Floating     Class A-R         $       100          N/A
Class 1-A-3   $162,290,000       Floating     Class M-1         $35,180,000       Floating
Class 1-A-4   $ 54,097,000       Floating     Class M-2         $23,411,000       Floating
Class 1-X     $540,967,000(3)    Floating     Class M-3         $ 8,624,000       Floating
Class 2-A-1   $220,105,000       Floating     Class M-4         $12,786,000       Floating
Class 2-A-2   $110,053,000       Floating     Class M-5         $10,656,000       Floating
Class 2-A-3   $ 36,684,000       Floating     Class M-6         $ 8,443,000       Floating
Class 2-X     $366,842,000(3)    Floating     Class M-7         $ 6,720,000       Floating
Class 3-A-1   $102,509,000       Floating

----------
(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The classes of certificates offered by this free writing prospectus, together with their pass-through rates, the index on which the pass-through rates are based (and in the case of the variable rate certificates, the formula on which the pass-through rate is based) and their initial ratings, are listed in the tables under "Summary -- Description of the Certificates" in this free writing prospectus.

(3) The Class 1-X and Class 2-X Certificates are interest only notional amount certificates. The initial notional amounts of the Class 1-X and Class 2-X Certificates are set forth in the table above but are not included in the aggregate certificate balance of all of the certificates offered.

                                     SUMMARY

ISSUING ENTITY

Alternative Loan Trust 2006-OA7, a common law trust formed under the laws of the State of New York.

DEPOSITOR

CWALT, Inc., a Delaware corporation, is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

SPONSOR AND SELLERS

Countrywide Home Loans, Inc. will be the sponsor of the transaction and a seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation or one of its subsidiaries, which acquired the mortgage loans they are selling directly from Countrywide Home Loans, Inc.

MASTER SERVICER

Countrywide Home Loans Servicing LP

TRUSTEE

The Bank of New York

POOLING AND SERVICING AGREEMENT

The pooling and servicing agreement among the sellers, the master servicer, the depositor and the trustee, under which the issuing entity will be formed.

CUT-OFF DATE

For any mortgage loan, the later of April 1, 2006 and the origination date for that mortgage loan.

CLOSING DATE

On or about April 28, 2006.

THE MORTGAGE LOANS

The mortgage loans will consist of 30- and 40-year conventional, adjustable rate, negative amortization mortgage loans secured by first liens on one-to-four family residential properties. The mortgage loans will be divided into three separate groups. Each group of mortgage loans is referred to as a "loan group." The mortgage rate on each mortgage loan has an introductory period of one or three months after origination. Thereafter, the interest rate on each mortgage loan adjusts monthly based on a specified index, but the scheduled monthly payments on the mortgage loans adjust annually.

The depositor believes that the information set forth in this free writing prospectus regarding the mortgage loans as of the cut-off date is representative of the characteristics of the mortgage loans that will be delivered on the closing date. However, certain mortgage loans may prepay or may be determined not to meet the eligibility requirements for inclusion in the final mortgage pool. A limited number of mortgage loans may be substituted for the mortgage loans that are described in this free writing prospectus. Any substitution will not result in a material difference in the final mortgage pool although the cut-off date information regarding the actual mortgage loans may vary somewhat from the information regarding the mortgage loans presented in this free writing prospectus.

As of the cut-off date, the aggregate current principal balance was approximately $1,183,444,985, approximately $652,581,612 of which are group 1 mortgage loans, approximately $405,088,780 of which are group 2 mortgage loans and approximately $125,774,593 of which are group 3 mortgage loans.

As of the cut-off date, the group 1 mortgage loans had the following characteristics:

Aggregate Current Principal Balance     $652,581,612
Geographic Concentrations in excess
   of 10%:
California                                 56.96%
Florida                                    15.17%
Weighted Average Original LTV Ratio        74.82%
Weighted Average Current Mortgage
   Rate                                    1.800%
Range of Current Mortgage Rates       1.000% to 8.500%
Average Current Principal Balance         $378,967

Range of Current Principal Balances      $39,000 to
                                         $1,940,000
Weighted Average Remaining Term to
   Maturity                              387 months
Weighted Average FICO Credit Score           691
Weighted Average Gross Margin              3.357%
Weighted Average Maximum Mortgage
   Rate                                    9.968%
Weighted Average Minimum Mortgage
   Rate                                    3.357%
Maximum Negative Amortization               115%

As of the cut-off date, the group 2 mortgage loans had the following characteristics:

Aggregate Current Principal Balance     $405,088,780
Geographic Concentrations in excess
   of 10%:
California                                 65.85%
Weighted Average Original LTV Ratio        74.77%
Weighted Average Current Mortgage
   Rate                                    1.847%
Range of Current Mortgage Rates       1.000% to 8.750%
Average Current Principal Balance         $476,015
Range of Current Principal Balances      $42,000 to
                                          $2,000,000
Weighted Average Remaining Term to
   Maturity                              384 months
Weighted Average FICO Credit Score           700
Weighted Average Gross Margin              3.384%
Weighted Average Maximum Mortgage
   Rate                                    9.955%
Weighted Average Minimum Mortgage
   Rate                                    3.384%
Maximum Negative Amortization               115%

As of the cut-off date, the group 3 mortgage loans had the following characteristics:

Aggregate Current Principal Balance     $125,774,593
Geographic Concentrations in excess
   of 10%:
California                                 53.55%
Weighted Average Original LTV Ratio        72.69%
Weighted Average Current Mortgage
   Rate                                    1.666%
Range of Current Mortgage Rates       1.000% to 7.500%
Average Current Principal Balance         $499,106
Range of Current Principal Balances      $71,000 to
                                          $2,000,000
Weighted Average Remaining Term to
   Maturity                              372 months
Weighted Average FICO Credit Score           707
Weighted Average Gross Margin              3.342%
Weighted Average Maximum Mortgage
   Rate                                    9.953%
Weighted Average Minimum Mortgage
   Rate                                    3.342%
Maximum Negative Amortization               115%

See "The Mortgage Pool" in this free writing prospectus.

DESCRIPTION OF THE CERTIFICATES

The issuing entity will issue twenty-three classes of certificates, nineteen of which are offered by this free writing prospectus and the accompanying prospectus:

                 INITIAL CLASS                                   INITIAL
                  CERTIFICATE                                     RATING     INITIAL
                BALANCE/INITIAL                                 (MOODY'S)    RATING
   CLASS      NOTIONAL AMOUNT(1)              TYPE                 (2)      (S&P)(2)
   -----      ------------------   --------------------------   ---------   --------
OFFERED CERTIFICATES

Class 1-A-1      $ 50,000,000            Senior/Variable           Aaa         AAA
                                        Pass-Through Rate

Class 1-A-2      $324,580,000            Senior/Floating           Aaa         AAA
                                     Pass-Through Rate/Super
                                             Senior

Class 1-A-3      $162,290,000            Senior/Floating           Aaa         AAA
                                     Pass-Through Rate/Super
                                         Senior/Support

Class 1-A-4      $ 54,097,000            Senior/Floating           Aaa         AAA
                                    Pass-Through Rate/Support

Class 1-X        $540,967,000        Senior/Notional Amount/       Aaa         AAA
                                     Interest Only/Floating
                                        Pass-Through Rate

Class 2-A-1      $220,105,000            Senior/Floating           Aaa         AAA
                                     Pass-Through Rate/Super
                                             Senior

Class 2-A-2      $110,053,000            Senior/Floating           Aaa         AAA
                                     Pass-Through Rate/Super
                                         Senior/Support

Class 2-A-3      $ 36,684,000            Senior/Floating           Aaa         AAA
                                    Pass-Through Rate/Support

Class 2-X        $366,842,000        Senior/Notional Amount/       Aaa         AAA
                                     Interest Only/Floating
                                        Pass-Through Rate

Class 3-A-1      $102,509,000            Senior/Floating           Aaa         AAA
                                     Pass-Through Rate/Super
                                             Senior

Class 3-A-2      $ 11,390,000            Senior/Floating           Aaa         AAA
                                    Pass-Through Rate/Support

Class A-R        $        100             Senior/REMIC             Aaa         AAA
                                     Residual/Principal Only

Class M-1        $ 35,180,000      Subordinate/Floating Pass-      Aa1         AA+
                                          Through Rate

Class M-2        $ 23,411,000      Subordinate/Floating Pass-      Aa2          AA
                                          Through Rate

Class M-3        $  8,624,000      Subordinate/Floating Pass-      Aa2         N/R
                                          Through Rate

Class M-4        $ 12,786,000      Subordinate/Floating Pass-       A1          A-
                                          Through Rate

Class M-5        $ 10,656,000      Subordinate/Floating Pass-       A2         N/R
                                          Through Rate

Class M-6        $  8,443,000      Subordinate/Floating Pass-      Baa1        N/R
                                          Through Rate

Class M-7        $  6,720,000      Subordinate/Floating Pass-      Baa3        N/R
                                          Through Rate

                  INITIAL CLASS                                  INITIAL
                   CERTIFICATE                                    RATING     INITIAL
                 BALANCE/INITIAL                                (MOODY'S)    RATING
    CLASS      NOTIONAL AMOUNT(1)              TYPE                (2)      (S&P)(2)
    -----      ------------------   -------------------------   ---------   --------
NON-OFFERED CERTIFICATES(3)

Class C                N/A                   Residual              N/R         N/R

Class 1-P(4)          $100              Prepayment Charges         N/R         N/R

Class 2-P(4)          $100              Prepayment Charges         N/R         N/R

Class R-X              N/A                   Residual              N/R         N/R

----------
(1) This amount is subject to a permitted variance in the aggregate of plus or minus 5% depending on the amount of mortgage loans actually delivered on the closing date.

(2) The offered certificates will not be offered unless they are assigned the indicated ratings by Moody's Investors Service, Inc. ("MOODY'S") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). "N/R" indicates that the agency was not asked to rate the certificates. A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

(3) The Class C, Class 1-P and Class 2-P are not offered by this free writing prospectus. Any information contained in this free writing prospectus with respect to the Class C, Class 1-P and Class 2-P Certificates is provided only to permit a better understanding of the offered certificates.

(4) The Class 1-P and Class 2-P Certificates will be entitled to receive all prepayment charges received in respect of the mortgage loans in loan group 1 and loan group 2, respectively. Each of the Class 1-P and Class 2-P Certificates will have an initial class certificate balance of $100 and a notional amount equal to the aggregate stated principal balance of the mortgage loans in loan group 1 and loan group 2, respectively, that require payment of a prepayment charge. Each of the Class 1-P and Class 2-P Certificates will not bear interest.

The certificates will also have the following characteristics:

                              PASS-THROUGH
                RELATED       RATE ON AND      PASS-THROUGH RATE                       INTEREST
                 LOAN       BEFORE OPTIONAL      AFTER OPTIONAL                         ACCRUAL
  CLASS          GROUP     TERMINATION DATE     TERMINATION DATE   ACCRUAL PERIOD     CONVENTION
  -----       ----------   ----------------    -----------------   --------------     ----------
OFFERED
CERTIFICATES
Class 1-A-1        1                     (1)                 (1)   calendar month(2)      30/360(3)
Class 1-A-2        1         MTA + 0.940%(4)     MTA + 0.940%(4)   calendar month(2)      30/360(3)
Class 1-A-3        1         MTA + 0.940%(4)     MTA + 0.940%(4)   calendar month(2)      30/360(3)
Class 1-A-4        1         MTA + 0.940%(4)     MTA + 0.940%(4)   calendar month(2)      30/360(3)
Class 1-X          1                     (5)                 (5)   calendar month(2)      30/360(3)
Class 2-A-1        2         MTA + 0.940%(4)     MTA + 0.940%(4)   calendar month(2)      30/360(3)
Class 2-A-2        2         MTA + 0.940%(4)     MTA + 0.940%(4)   calendar month(2)      30/360(3)
Class 2-A-3        2         MTA + 0.940%(4)     MTA + 0.940%(4)   calendar month(2)      30/360(3)
Class 2-X          2                     (6)                 (6)   calendar month(2)      30/360(3)
Class 3-A-1        3       LIBOR + 0.210%(7)   LIBOR + 0.420%(7)                 (8)  Actual/360(9)
Class 3-A-2        3       LIBOR + 0.290%(7)   LIBOR + 0.580%(7)                 (8)  Actual/360(9)
Class A-R          1                     (10)                (10)             N/A            N/A
Class M-1     1, 2 and 3   LIBOR + 0.390%(7)   LIBOR + 0.585%(7)                 (8)  Actual/360(9)
Class M-2     1, 2 and 3   LIBOR + 0.430%(7)   LIBOR + 0.645%(7)                 (8)  Actual/360(9)
Class M-3     1, 2 and 3   LIBOR + 0.480%(7)   LIBOR + 0.720%(7)                 (8)  Actual/360(9)
Class M-4     1, 2 and 3   LIBOR + 0.800%(7)   LIBOR + 1.200%(7)                 (8)  Actual/360(9)
Class M-5     1, 2 and 3   LIBOR + 0.900%(7)   LIBOR + 1.350%(7)                 (8)  Actual/360(9)
Class M-6     1, 2 and 3   LIBOR + 1.750%(7)   LIBOR + 2.625%(7)                 (8)  Actual/360(9)
Class M-7     1, 2 and 3   LIBOR + 2.500%(7)   LIBOR + 3.750%(7)                 (8)  Actual/360(9)

NON-OFFERED
CERTIFICATES
Class C       1, 2 and 3             N/A                 N/A                  N/A            N/A
Class 1-P          1                 N/A                 N/A                  N/A            N/A
Class 2-P          2                 N/A                 N/A                  N/A            N/A
Class R-X     1, 2 and 3             N/A                 N/A                  N/A            N/A

----------
(1) The pass-through rate on the Class 1-A-1 Certificates with respect to the first distribution date will be a per annum rate equal to the applicable net rate cap. For any distribution date thereafter, the pass-through rate on the Class 1-A-1 Certificates for the related accrual period will be a per annum rate equal to the net rate cap for the mortgage loans in loan group 1 minus 0.944%.

(2) The accrual period for any distribution date will be the calendar month before the month of that distribution date.

(3) Interest will accrue at the rate described in this table on the basis of a 360-day year divided into twelve 30-day months.

(4) The pass-through rates on these classes of certificates for the accrual period related to the first distribution date, will be a per annum rate equal to the applicable net rate cap, and with respect to any distribution date thereafter will be a per annum rate equal to the lesser of (i) One-Year MTA for the related accrual period plus the related margin and
     (ii) the applicable net rate cap. One-Year MTA for the related accrual period is calculated as described in this free writing prospectus under "Description of the Certificates - Calculation of One-Year MTA."

(5) The pass-through rate on the Class 1-X Certificates for the accrual period related to any distribution date is equal to the excess, if any, of (i) the net rate cap for the senior certificates related to loan group 1 over (ii) the sum of (a) One-Year MTA for the related accrual period and (b) 1.000% per annum.

(6) The pass-through rate on the Class 2-X Certificates for the accrual period related to any distribution date is equal to the excess, if any, of (i) the net rate cap for the senior certificates related to loan group 2 over (ii) the sum of (a) One-Year MTA for the related accrual period and (b) 2.500% per annum.

(7) The pass-through rates on the LIBOR Certificates may adjust monthly based on the level of one-month LIBOR, subject to a cap. The pass-through rates on these classes of certificates for the accrual period related to any distribution date will be a per annum rate equal to the lesser of (i) One-Month LIBOR for the related accrual period plus the related margin and
     (ii) the applicable net rate cap. One-Month LIBOR for the related accrual period is calculated as described in this free writing prospectus under "Description of the Certificates - Calculation of LIBOR."

(8) The accrual period for any distribution date will be the period commencing on the distribution date in the month prior to the month in which that distribution date occurs (or commencing on the closing date, in the case of the first distribution date) and ending on the day immediately prior to that distribution date.

(9) Interest will accrue at the rate described in this table on the basis of a 360-day year and the actual number of days that elapsed in the applicable accrual period.

(10) The Class A-R Certificates will not accrue any interest.

See "Description of the Certificates" in this free writing prospectus.

DESIGNATIONS

We sometimes use the following designations to refer to the specified classes of certificates in order to aid your understanding of the offered certificates.

     DESIGNATION          CLASSES OF CERTIFICATES
     -----------          -----------------------
 Senior Certificates   Group 1 Senior Certificates,
                       Group 2 Senior Certificates,
                       Group 3 Senior Certificates,
                           Class X and Class A-R
                               Certificates

   Group 1 Senior        Class 1-A-1, Class 1-A-2,
    Certificates        Class 1-A-3 and Class 1-A-4
                               Certificates

   Group 2 Senior      Class 2-A-1, Class 2-A-2 and
    Certificates         Class 2-A-3 Certificates

   Group 3 Senior       Class 3-A-1 and Class 3-A-2
    Certificates               Certificates

Class X Certificates      Class 1-X and Class 2-X
                               Certificates

    Subordinated           Class M-1, Class M-2,
    Certificates           Class M-3, Class M-4,
                         Class M-5, Class M-6 and
                          Class M-7 Certificates

  MTA Certificates       Class 1-A-2, Class 1-A-3,
                         Class 1-A-4, Class 2-A-1,
                         Class 2-A-2, Class 2-A-3,
                         Class 1-X and Class 2-X
                               Certificates

 LIBOR Certificates     Group 3 Senior Certificates
                       and Subordinated Certificates

    Floating Rate       MTA Certificates and LIBOR
    Certificates               Certificates

Class P Certificates      Class 1-P and Class 2-P
                               Certificates

Offered Certificates      Senior Certificates and
                         Subordinated Certificates

Private Certificates    Class P, Class C and Class
                             R-X Certificates

RECORD DATE

LIBOR Certificates:

The business day immediately preceding a distribution date, or if the LIBOR Certificates are no longer book-entry certificates, the last business day of the calendar month preceding the month of that distribution date.

Group 1 and Group 2 Senior Certificate, Class A-R and Class X Certificates:

The last business day of the month preceding the month of the distribution date.

DENOMINATIONS

Offered Certificates other than the Class A-R Certificates:

$25,000 and multiples of $1,000.

Class A-R Certificates:

Two certificates of $99.99 and $0.01, respectively.

REGISTRATION OF CERTIFICATES

Offered Certificates other than the Class A-R Certificates:

Book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) will hold their beneficial interests through The Depository Trust Company, in the United States, or Clearstream, Luxembourge or the Euroclear System, in Europe.

Class A-R Certificates:

Fully registered certificated form. The Class A-R Certificates will be subject to certain restrictions on transfer described in this free writing prospectus and as more fully provided for in the pooling and servicing agreement.

DISTRIBUTION DATES

Beginning on May 25, 2006, and thereafter on the 25th day of each calendar month, or if the 25th is not a business day, the next business day.

LAST SCHEDULED DISTRIBUTION DATE

The last scheduled distribution date for the offered certificates is the distribution date in June 2046. Since the rate of distributions in reduction of the class certificate balance of each class of offered certificates will depend on the rate of payment (including prepayments) of the mortgage loans, the class certificate balance or notional amount of any class could be reduced to zero significantly earlier or later than the last scheduled distribution date.

INTEREST PAYMENTS

The related accrual period, interest accrual convention and pass-through rate for each class of interest-bearing certificates is shown in the table.

On each distribution date, to the extent funds are available from the related loan group or loan groups, each class of interest-bearing certificates will be entitled to receive:

- the interest that has accrued at the related pass-through rate during the related accrual period on the class certificate balance or notional amount, as applicable, of that class of certificates immediately prior to that distribution date,

-    interest carry forward amount, and

- with respect to the Offered Certificates (other than the Class A-R Certificates), any net rate carryover due and any accrued interest on this amount.

The amount of interest distributable on a distribution date with respect to any class of certificates will be reduced by the amount by which the deferred interest on the mortgage loans in the related loan group or loan groups exceeds the principal payments on the mortgage loans in that loan group or loan groups for that distribution date, as described under "Description of the Certificates -- Interest" in this free writing prospectus.

See "Description of the Certificates -- Distributions -- Distributions of Interest" in this free writing prospectus.

PRINCIPAL PAYMENTS

On each distribution date, certificateholders will only receive a distribution of principal on their certificates if there is cash available on that date for the payment of principal according to the principal distribution rules described in this free writing prospectus. The priority of distributing principal among the classes of certificates will differ, as described in this free writing prospectus, depending upon whether a distribution date occurs before the stepdown date, or on or after that date, and will depend on the loss and delinquency performance of the mortgage loans.

AMOUNTS AVAILABLE FOR DISTRIBUTIONS ON THE CERTIFICATES

The amount available for distributions on the certificates on any distribution date will be calculated on a loan group by loan group basis and will generally consist of the following amounts (after the fees and expenses described under the next heading are subtracted) with respect to a loan group:

- all scheduled installments of interest (after taking into account reductions due to deferred interest on the mortgage loans in that loan group) and principal due and received on those mortgage loans in the applicable period, together with any advances with respect to them;

- all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the mortgage loans in that loan group, to the extent the proceeds are not applied to the restoration of the related mortgaged property or released to the borrower in accordance with the master servicer's normal servicing procedures;

- net proceeds from the liquidation of defaulted mortgage loans in that loan group during the applicable period, by foreclosure or otherwise during the calendar month preceding the month of the distribution date (to the extent the amounts do not exceed the unpaid principal balance of the mortgage loan, plus accrued interest);

- subsequent recoveries with respect to the mortgage loans in that loan group;

- partial or full prepayments collected on the mortgage loans in that loan group during the applicable period, together with interest paid in connection with the prepayments (other than certain excess amounts payable to the master servicer) and the compensating interest; and

- any substitution adjustment amounts or purchase price in respect of a deleted mortgage loan or a mortgage loan repurchased by a seller or originator or purchased by the master servicer during the applicable period.

FEES AND EXPENSES

The amounts available for distributions on the certificates on any distribution date generally will not include the following amounts:

- the master servicing fee and additional servicing compensation due to the master servicer;

-    the trustee fee due to the trustee;

-    lender paid mortgage insurance premiums, if any;

- the amounts in reimbursement for advances previously made and other amounts as to which the master servicer and the trustee are entitled to be reimbursed from the Certificate Account pursuant to the pooling and servicing agreement;

- all prepayment charges (which are distributable only to the Class P Certificates); and

- all other amounts for which the depositor, a seller or the master servicer is entitled to be reimbursed.

Any amounts paid from the amounts collected with respect to the mortgage loans will reduce the amount that could have been distributed to the certificateholders.

SERVICING COMPENSATION

Master Servicing Fee:

The master servicer will be paid a monthly fee (referred to as the master servicing fee) with respect to each mortgage loan equal to one-twelfth of the stated principal balance of that mortgage loan multiplied by 0.375% per annum (referred to as the master servicing fee rate). The amount of the master servicing fee is subject to adjustment with respect to prepaid mortgage loans.

Additional Servicing Compensation:

The master servicer is also entitled to receive, as additional servicing compensation, all late payment fees, assumption fees and other similar charges (excluding prepayment charges) and all reinvestment income earned on amounts on deposit in certain of the issuing entity's accounts and excess proceeds with respect to mortgage loans.

Source and Priority of Payments:

The master servicing fee and the additional servicing compensation described above will be paid to the master servicer from collections on the mortgage loans prior to any distributions on the certificates.

PRIORITY OF PAYMENTS; DISTRIBUTIONS OF PRINCIPAL AND INTEREST

On any distribution date, the aggregate available funds from all loan groups will be distributed in the following order of priority:

     (1) concurrently, to the Class 1-X and Class 2-X Certificates, pro rata, the current interest and interest carry forward amount for each such class and such distribution date;

     (2) concurrently, to the classes of senior certificates (other than the notional amount certificates and the Class A-R Certificates), pro rata, the current interest and the interest carry forward amount for each such class and such distribution date;

     (3) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, the current interest for each such class and such distribution date;

     (4) (A) for each distribution date prior to the stepdown date or on which a trigger event is in effect, in the following order of priority:

          (1) in an amount up to the principal distribution amount for such distribution date, concurrently, to the following classes of certificates, pro rata on the basis of the related principal distribution amount:

               (a) in an amount up to the group 1 principal distribution amount for such distribution date, sequentially:

                    (i) to the Class A-R Certificates, until its class
               certificate balance is reduced to zero;

                    (ii) concurrently, to the Class 1-A-1, Class 1-A-2, Class
               1-A-3 and

               Class 1-A-4 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (iii) concurrently, to the group 2 senior certificates
               (after any distributions made to such classes of certificates from the group 2 principal distribution amount) and the group 3 senior certificates (after any distributions made to such classes of certificates from the group 3 principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, as follows:

                         (x) concurrently, to the Class 2-A-1, Class 2-A-2 and
                    Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                         (y) concurrently, to the Class 3-A-1 and Class 3-A-2
                    Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (b) in an amount up to the group 2 principal distribution amount for such distribution date, sequentially:

                    (i) concurrently, to the Class 2-A-1, Class 2-A-2 and Class
               2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (ii) concurrently, to the group 1 senior certificates (after any distributions made to such classes of certificates from the group 1 principal distribution amount) and the group 3 senior certificates (after any distributions made to such classes of certificates from the group 3 principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, as follows:

                         (x) concurrently, to the Class 1-A-1, Class 1-A-2,
                    Class 1-A-3 and Class 1-A-4 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                         (y) concurrently, to the Class 3-A-1 and Class 3-A-2
                    Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (c) in an amount up to the group 3 principal distribution amount for such distribution date, sequentially:

                    (i) concurrently, to the Class 3-A-1 and Class 3-A-2
               Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (ii) concurrently, to the group 1 senior certificates (after any distributions made to such classes of certificates from the group 1 principal distribution amount) and the group 2 senior certificates (after any distributions made to such classes of certificates from the group 2 principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, as follows:

                         (x) concurrently, to the Class 1-A-1, Class 1-A-2,
                    Class 1-A-3 and Class 1-A-4 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                         (y) concurrently, to the Class 2-A-1, Class 2-A-2 and
                    Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

          (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, until their respective class certificate balances are reduced to zero; and

          (B) on each distribution date on or after the stepdown date so long as a trigger event is not in effect, in the following order of priority:

          (1) in an amount up to the senior principal distribution amount for such distribution date, concurrently, to the following classes of certificates, pro rata on the basis of the related senior principal distribution amount:

               (a) in an amount up to the group 1 senior principal distribution amount for such distribution date, sequentially:

                    (i) concurrently, to the Class 1-A-1, Class 1-A-2, Class
               1-A-3 and Class 1-A-4 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (ii) concurrently, to the group 2 senior certificates (after any distributions made to such classes of certificates from the group 2 senior principal distribution amount) and the group 3 senior certificates (after any distributions made to such classes of certificates from the group 3 senior principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, as follows:

                         (x) concurrently, to the Class 2-A-1, Class 2-A-2 and
                    Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                         (y) concurrently, to the Class 3-A-1 and Class 3-A-2
                    Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (b) in an amount up to the group 2 senior principal distribution amount for such distribution date, sequentially:

                    (i) concurrently, to the Class 2-A-1, Class 2-A-2 and Class
               2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (ii) concurrently, to the group 1 senior certificates (after any distributions made to such classes of certificates from the group 1 senior principal distribution amount) and the group 3 senior certificates (after any distributions made to such classes of certificates from the group 3 senior principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, as follows:

                         (x) concurrently, to the Class 1-A-1, Class 1-A-2,
                    Class 1-A-3 and Class 1-A-4 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                         (y) concurrently, to the Class 3-A-1 and Class 3-A-2
                    Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

               (c) in an amount up to the group 3 senior principal distribution amount for such distribution date, sequentially:

                    (i) concurrently, to the Class 3-A-1 and Class 3-A-2
               Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                    (ii) concurrently, to the group 1 senior certificates (after any distributions made to such classes of certificates from the group 1 senior principal distribution amount) and the group 2 senior certificates (after any distributions made to such classes of certificates from the group 2 senior principal distribution amount), pro rata, on the basis of their respective aggregate class certificate balances, as follows:

                         (x) concurrently, to the Class 1-A-1, Class 1-A-2,
                    Class 1-A-3 and Class 1-A-4 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

                         (y) concurrently, to the Class 2-A-1, Class 2-A-2 and
                    Class 2-A-3 Certificates, pro rata, until their respective class certificate balances are reduced to zero; and

          (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the subordinated class principal distribution amount for each such class, until their respective class certificate balances are reduced to zero;

     (5) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, the interest carry forward amount for each such class and such distribution date;

     (6) concurrently, to the classes of senior certificates related to loan group 1, loan group 2 and loan group 3, pro rata based on the aggregate unpaid realized loss amount for the senior certificates (other than the notional amount certificates) related to loan group 1, loan group 2 and loan group 3;

          (a) in an amount up to the aggregate unpaid realized loss amount for the senior certificates (other than the notional amount Certificates) related to loan group 1 concurrently (i) to the Class 1-A-1 Certificates, their pro rata share of such amounts up to the unpaid realized loss amount for such class and (ii) sequentially, to the Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class;

          (b) in an amount up to the aggregate unpaid realized loss amount for the senior certificates (other than the notional amount certificates) related to loan group 2, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class; and

          (c) in an amount up to the aggregate unpaid realized loss amount for the senior certificates related to loan group 3, sequentially, to the Class 3-A-1 and Class 3-A-2 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class; and

     (7) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the unpaid realized loss amount for each such class;

     (8) concurrently, to the Class 1-X and Class 2-X Certificates, pro rata, in an amount up to the amount of net rate carryover for each such class;

     (9) concurrently, to the classes of Senior Certificates (other than the Class X and Class A-R Certificates), pro rata, in an amount up to the amount of net rate carryover for each such class;

     (10) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the amount of net rate carryover for each such class; and

     (11) to the Class C and Class A-R Certificates, in each case in the amounts specified in the pooling and servicing agreement.

     Any interest carry forward amounts, unpaid realized loss amounts or net rate carryover that remains after the class certificate balance of the related certificates is reduced to zero will be extinguished.

THE CORRIDOR CONTRACT

The Offered Certificates (other than the Class A-R Certificates) will have the benefit of a corridor contract. On the closing date, the corridor contract will be assigned to the trustee on behalf of a separate supplemental trust fund created under the pooling and servicing agreement.

On or prior to the corridor contract termination date, amounts received by the trustee, on behalf of the supplemental interest trust, in respect of the corridor contract will be available as described in this free writing prospectus to cover any unpaid realized loss amounts and any net rate carryover resulting from the application of the applicable net rate cap to the pass-through rates on the Offered Certificates (other than the Class A-R Certificates).

Payments under the corridor contract will be made pursuant to a formula described in "Description of the Certificates - The Corridor Contract" in this free writing prospectus. Any amounts received by the trustee, on behalf of the supplemental interest trust, for a distribution date that are not used on that date to cover any unpaid realized loss amounts or net rate carryover on the Offered Certificates (other than the Class A-R Certificates) are expected to be distributed to the holders of the Class C Certificates as provided in the pooling and servicing agreement and will not be available thereafter for payment of unpaid realized loss amounts or net rate carryover on any class of certificates.

ALLOCATION OF LOSSES

After the credit enhancement provided by excess cashflow and overcollateralization (if any) has been exhausted, collections otherwise payable to the subordinated classes will comprise the sole source of funds from which credit enhancement is provided to the senior certificates. Realized losses will be allocated in the following order of priority:

- to the subordinated certificates, beginning with the class of subordinated certificates with the lowest distribution priority, until the class certificate balance of that subordinated class has been reduced to zero, and

- concurrently, to the senior certificates (other than the notional amount certificates), pro rata, based on the aggregate class certificate balances of the group 1 senior certificates, the group 2 senior certificates and the group 3 senior certificates, as follows: (a) with respect to the group 1 senior certificates, pro rata, based on their respective class certificate balances; provided, however, that losses allocated to the Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates will be allocated sequentially, to the Class 1-A-4, Class 1-A-3 and Class 1-A-2 Certificates, in that order, until their respective class certificate balances are reduced to zero; (b) with respect to the group 2 senior certificates, sequentially, to the Class 2-A-3, Class 2-A-2 and Class 2-A-1 Certificates, in that order, until their respective class certificate balances are reduced to zero and (c) with respect to the group 3 senior certificates, sequentially, to the Class 3-A-2 and Class 3-A-1 Certificates, in that order, until their respective class certificate balances are reduced to zero.

CREDIT ENHANCEMENT

Credit enhancement provides limited protection to holders of certain certificates against shortfalls in payments received on the mortgage loans. This transaction employs the following forms of credit enhancement:

OVERCOLLATERALIZATION

"Overcollateralization" refers to the amount by which the aggregate stated principal balance of the mortgage loans exceeds the aggregate class certificate balance of the offered certificates.

On the closing date, (a) the aggregate stated principal balance of the mortgage loans is expected to exceed the initial aggregate class certificate balance of the certificates (other than the notional amount certificates) by approximately $5,916,884. These amounts are approximately equal to the initial level of overcollateralization required by the pooling and servicing agreement.

The mortgage loans are expected to generate more interest than is needed to pay interest on the certificates because the weighted average interest rate of the mortgage loans is expected to be higher than the weighted average pass-through rate on the certificates and the weighted average expense fee rate.

On any distribution date, the amount of overcollateralization (if any) will be available to absorb the losses from liquidated mortgage loans if those losses are not otherwise covered by excess cashflow (if any) from the mortgage loans. The required level of overcollateralization may change over time.

SUBORDINATION

The issuance of senior certificates and subordinated certificates by the issuing entity is designed to increase the likelihood that senior certificateholders will receive regular distributions of interest and principal.

The senior certificates will have a distribution priority over the subordinated certificates. Within the classes with an "M" designation, the distribution priority is in numerical order.

Subordination is designed to provide the holders of certificates having a higher distribution priority with protection against losses realized when the remaining unpaid principal balance of a mortgage loan exceeds the proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans first, among the subordinated certificates, beginning with the subordinated certificates with the lowest distribution priority, and second to the senior certificates in accordance with the priorities set forth above under " -- Allocation of Losses."

ADVANCES

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

REPURCHASE, SUBSTITUTION AND PURCHASE OF MORTGAGE LOANS

The sellers may be required to repurchase, or substitute, a replacement mortgage loan for any mortgage loan as to which there exists deficient documentation or as to which there has been an uncured breach of any representation or warranty relating to the characteristics of the mortgage loans that materially and adversely affects the interests of the certificateholders in that mortgage loan.

Additionally, the master servicer may purchase from the issuing entity any mortgage loan that is delinquent in payment by 151 days or more.

Countrywide Home Loans, Inc. also will be obligated to purchase any mortgage loan with respect to which it has modified the mortgage rate at the request of the borrower.

The purchase price for any mortgage loans repurchased by a seller or purchased by the master servicer will generally be equal to the stated principal balance of the mortgage loan plus interest accrued at the applicable mortgage rate (and in the case of purchases by the master servicer, less the master servicing fee rate).

OPTIONAL TERMINATION

The master servicer may purchase all of the remaining assets of the issuing entity and retire all outstanding classes of certificates on or after the first distribution date on which the aggregate stated principal balance of the mortgage loans and any foreclosed real estate owned by the issuing entity declines to 10% or less of the aggregate stated principal balance of the mortgage loans as of the cut-off date. The NIM Insurer may also have the right to purchase all of the remaining assets in the issuing entity.

TAX STATUS

For federal income tax purposes, the issuing entity will consist of one or more
REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent the regular interests in the master REMIC. The Offered Certificates (other than the Class A-R Certificates) will also represent the right to receive net rate carryover payments. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

The corridor contract, and the assets held in the corridor contract reserve fund and the carryover reserve fund will not constitute any part of any REMIC created under the pooling and servicing agreement.

ERISA CONSIDERATIONS

The Offered Certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions, including satisfaction of the requirements of an investor-based class exemption, are met.

A fiduciary of such plans or arrangements must determine that the purchase of a Certificate is consistent with its fiduciary duties and does not result in a nonexempt prohibited transaction under applicable law.

LEGAL INVESTMENT

The senior certificates and the Class M-1, Class M-2 and Class M-3 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. None of the other classes of offered certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

                                  LOAN GROUP 1

                                  LOAN PROGRAMS

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
TYPE OF PROGRAM                   LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
---------------                 --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
One-Year MTA .................    1,722   $652,581,611.97   100.00%   378,967.25     1.800      387         691          74.82
                                  -----   ---------------   ------
   Total .....................    1,722   $652,581,611.97   100.00%
                                  =====   ===============   ======

                            CURRENT MORTGAGE RATES(1)

                                                              PERCENT OF     AVERAGE      WEIGHTED   WEIGHTED      WEIGHTED
                                  NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL      AVERAGE    AVERAGE      AVERAGE
                                    OF         PRINCIPAL       LOANS IN      BALANCE       CURRENT     FICO        ORIGINAL
CURRENT                          MORTGAGE       BALANCE          LOAN      OUTSTANDING    MORTGAGE    CREDIT    LOAN-TO-VALUE
MORTGAGE RATE (%)                  LOANS      OUTSTANDING       GROUP 1        ($)        RATE (%)     SCORE      RATIO (%)
-----------------                --------   ---------------   ----------   -----------    --------   --------   -------------
1.000 ........................       352    $164,670,723.00      25.23%      467,814.55      362        704         71.10
1.250 ........................       171      72,868,970.00      11.17       426,134.33      455        709         70.09
1.500 ........................       507     182,609,171.00      27.98       360,175.88      362        688         76.09
1.625 ........................         2         173,920.00       0.03        86,960.00      360        658         80.00
1.750 ........................       185      72,523,168.00      11.11       392,017.12      456        682         75.55
2.000 ........................       145      52,303,412.00       8.01       360,713.19      369        654         76.08
2.140 ........................         1         180,000.00       0.03       180,000.00      360        683         90.00
2.160 ........................         4       1,015,200.00       0.16       253,800.00      360        674         87.50
2.175 ........................         4       1,653,979.00       0.25       413,494.75      360        716         90.00
2.190 ........................         1         308,700.00       0.05       308,700.00      360        738         90.00
2.195 ........................         6       1,629,500.00       0.25       271,583.33      360        744         89.25
2.225 ........................         1         268,000.00       0.04       268,000.00      360        750         83.75
2.250 ........................        54      18,852,200.00       2.89       349,114.81      406        655         75.35
2.260 ........................         1         179,000.00       0.03       179,000.00      360        694         87.32
2.500 ........................        73      21,338,965.00       3.27       292,314.59      378        691         79.92
2.625 ........................         2         564,700.00       0.09       282,350.00      360        648         84.16
2.680 ........................         1         242,000.00       0.04       242,000.00      360        706         86.43
2.720 ........................         4       1,266,500.00       0.19       316,625.00      360        650         88.63
2.730 ........................         1         310,000.00       0.05       310,000.00      360        715         84.93
2.745 ........................         1          84,150.00       0.01        84,150.00      360        717         85.00
2.750 ........................        24       6,615,460.00       1.01       275,644.17      418        717         81.47
2.760 ........................         3         535,300.00       0.08       178,433.33      360        665         86.52
2.775 ........................         1         395,250.00       0.06       395,250.00      360        661         85.00
2.790 ........................         1         199,800.00       0.03       199,800.00      360        624         90.00
2.840 ........................         1         395,100.00       0.06       395,100.00      360        649         89.80
2.900 ........................         1         297,500.00       0.05       297,500.00      360        678         85.00
2.930 ........................         1         139,000.00       0.02       139,000.00      360        716         87.75
2.940 ........................        15       4,044,810.00       0.62       269,654.00      360        680         89.08
2.970 ........................         1         178,500.00       0.03       178,500.00      480        707         89.25
3.000 ........................        37       8,162,796.00       1.25       220,616.11      363        697         79.73
3.020 ........................         1         246,500.00       0.04       246,500.00      480        682         85.00
3.055 ........................         1         522,000.00       0.08       522,000.00      360        644         85.57
3.155 ........................         1         394,250.00       0.06       394,250.00      360        703         94.32
3.180 ........................         5       1,264,500.00       0.19       252,900.00      360        646         89.69
3.185 ........................         3         912,950.00       0.14       304,316.67      360        694         93.65
3.205 ........................         6       1,739,405.00       0.27       289,900.83      360        730         94.90
3.220 ........................         1         326,600.00       0.05       326,600.00      360        661         94.67
3.250 ........................        13       2,902,760.00       0.44       223,289.23      432        711         80.83
3.260 ........................         1         138,550.00       0.02       138,550.00      360        733         92.99
3.345 ........................         2         377,450.00       0.06       188,725.00      360        718         93.20
3.385 ........................         1         270,750.00       0.04       270,750.00      360        785         95.00
3.395 ........................         2         480,605.00       0.07       240,302.50      360        694         95.00
3.410 ........................         1         593,750.00       0.09       593,750.00      480        732         95.00

                                                              PERCENT OF     AVERAGE      WEIGHTED   WEIGHTED      WEIGHTED
                                  NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL      AVERAGE    AVERAGE      AVERAGE
                                    OF         PRINCIPAL       LOANS IN      BALANCE       CURRENT     FICO        ORIGINAL
CURRENT                          MORTGAGE       BALANCE          LOAN      OUTSTANDING    MORTGAGE    CREDIT    LOAN-TO-VALUE
MORTGAGE RATE (%)                  LOANS      OUTSTANDING       GROUP 1        ($)        RATE (%)     SCORE      RATIO (%)
-----------------                --------   ---------------   ----------   -----------    --------   --------   -------------
3.500 ........................         6         721,400.00       0.11       120,233.33      360        666         86.57
3.535 ........................         1         194,056.00       0.03       194,056.00      360        695         95.00
3.660 ........................         1         242,250.00       0.04       242,250.00      360        648         95.00
3.670 ........................         1         190,000.00       0.03       190,000.00      360        652         95.00
3.720 ........................         1         153,900.00       0.02       153,900.00      360        648         95.00
3.750 ........................         9       2,207,205.00       0.34       245,245.00      384        708         78.67
3.905 ........................         1         338,000.00       0.05       338,000.00      360        710         92.60
3.995 ........................         1         101,000.00       0.02       101,000.00      360        658         80.80
4.000 ........................         1         168,000.00       0.03       168,000.00      360        692         75.00
4.250 ........................         1         232,500.00       0.04       232,500.00      480        769         75.00
4.375 ........................         2         764,750.00       0.12       382,375.00      360        669         95.00
5.750 ........................         1         659,390.74       0.10       659,390.74      358        693         60.00
6.375 ........................         2         300,493.10       0.05       150,246.55      357        737         79.45
6.625 ........................         1         445,232.95       0.07       445,232.95      352        666         80.00
6.750 ........................         1         502,100.60       0.08       502,100.60      359        719         79.99
6.875 ........................         1       1,012,014.36       0.16     1,012,014.36      357        639         69.66
7.000 ........................         6       2,723,640.34       0.42       453,940.06      374        687         75.53
7.125 ........................         9       2,997,395.71       0.46       333,043.97      358        698         75.98
7.250 ........................         8       3,177,765.34       0.49       397,220.67      358        684         73.95
7.375 ........................        20       9,005,116.46       1.38       450,255.82      380        703         75.12
7.500 ........................         6       1,458,684.59       0.22       243,114.10      358        649         78.78
7.625 ........................         1         207,761.72       0.03       207,761.72      479        650         86.67
7.750 ........................         2         603,111.06       0.09       301,555.53      357        698         84.86
                                   -----    ---------------     ------
   Total .....................     1,722    $652,581,611.97     100.00%
                                   =====    ===============     ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1 (as so adjusted) is expected to be approximately 1.770% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 1 is expected to be approximately 1.800% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF CURRENT MORTGAGE       MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN PRINCIPAL BALANCES ($)       LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
---------------------------     --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
        0.01 - 50,000.00 .....        3   $    133,602.30     0.02%     44,534.10    3.940      359         687          77.31
   50,000.01 - 100,000.00 ....       47      3,802,865.00     0.58      80,912.02    2.097      369         684          77.51
  100,000.01 - 150,000.00 ....      112     14,185,992.00     2.17     126,660.64    1.983      379         681          75.28
  150,000.01 - 200,000.00 ....      211     37,555,662.67     5.75     177,988.92    2.011      385         679          74.56
  200,000.01 - 250,000.00 ....      180     40,712,660.54     6.24     226,181.45    2.172      381         683          76.08
  250,000.01 - 300,000.00 ....      202     55,746,778.28     8.54     275,974.15    2.061      379         683          77.33
  300,000.01 - 350,000.00 ....      170     55,559,952.61     8.51     326,823.25    2.041      393         687          75.88
  350,000.01 - 400,000.00 ....      190     72,261,845.33    11.07     380,325.50    1.898      389         680          75.44
  400,000.01 - 450,000.00 ....      126     53,819,751.93     8.25     427,140.89    1.718      393         692          74.91
  450,000.01 - 500,000.00 ....      101     48,018,925.44     7.36     475,434.91    1.668      382         697          77.12
  500,000.01 - 550,000.00 ....       96     50,403,297.61     7.72     525,034.35    1.566      393         699          75.88
  550,000.01 - 600,000.00 ....       67     38,677,630.23     5.93     577,278.06    1.608      387         702          76.77
  600,000.01 - 650,000.00 ....       62     39,064,529.22     5.99     630,073.05    1.479      385         695          73.76
  650,000.01 - 700,000.00 ....       26     17,616,862.07     2.70     677,571.62    1.734      388         704          70.64
  700,000.01 - 750,000.00 ....       22     16,082,065.00     2.46     731,002.95    1.306      403         712          71.21
  750,000.01 - 1,000,000.00 ..       71     61,589,712.09     9.44     867,460.73    1.463      386         689          71.96
1,000,000.01 - 1,500,000.00 ..       30     36,721,479.65     5.63   1,224,049.32    2.081      376         704          70.16
1,500,000.01 - 2,000,000.00 ..        6     10,628,000.00     1.63   1,771,333.33    1.790      398         697          72.16
                                  -----   ---------------   ------
   Total .....................    1,722   $652,581,611.97   100.00%
                                  =====   ===============   ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 1 is approximately $378,967.

                              FICO CREDIT SCORES(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
RANGE OF                         NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
FICO                               OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
CREDIT                          MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
SCORES                            LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------                        --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
601-620 ......................       13   $  4,578,579.44     0.70%   352,198.42     2.166      376         620          74.37
621-640 ......................      215     68,609,151.11    10.51    319,112.33     2.017      385         632          73.66
641-660 ......................      314    105,469,273.39    16.16    335,889.41     1.888      380         650          74.13
661-680 ......................      344    126,784,720.60    19.43    368,560.23     1.768      379         670          76.01
681-700 ......................      279    119,939,419.32    18.38    429,890.39     1.701      393         690          75.37
701-720 ......................      170     67,549,116.98    10.35    397,347.75     1.930      392         710          76.63
721-740 ......................      125     51,201,156.67     7.85    409,609.25     1.853      392         730          76.74
741-760 ......................      124     51,909,750.73     7.95    418,627.02     1.691      386         750          72.37
761-780 ......................       82     32,559,744.73     4.99    397,070.06     1.636      388         771          71.72
781-800 ......................       43     19,298,199.00     2.96    448,795.33     1.399      406         789          72.99
801-820 ......................       10      3,825,060.00     0.59    382,506.00     1.253      391         806          67.65
Not Available ................        3        857,440.00     0.13    285,813.33     1.000      360         N/A          80.00
                                  -----   ---------------   ------
   Total .....................    1,722   $652,581,611.97   100.00%
                                  =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 1 is approximately 691.

                             DOCUMENTATION PROGRAMS

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
DOCUMENTATION                   MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PROGRAMS                          LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------                   --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
CLUES Plus ...................        3   $    365,407.30     0.06%   121,802.43     3.060      360         646          78.51
Full/Alternative .............      167     57,962,201.34     8.88    347,079.05     2.356      378         678          76.70
Reduced ......................    1,188    483,652,403.61    74.11    407,114.82     1.739      388         690          74.85
Stated Income/Stated Asset ...      364    110,601,599.72    16.95    303,850.55     1.771      384         701          73.69
                                  -----   ---------------   ------
   Total .....................    1,722   $652,581,611.97   100.00%
                                  =====   ===============   ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
RANGE OF ORIGINAL                  OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
LOAN-TO-VALUE                   MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RATIOS (%)                        LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-----------------               --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
50.00 or Less ................       39   $ 14,821,048.50     2.27%   380,026.88     1.277      405         706          38.16
50.01 to 55.00 ...............       27     10,709,894.88     1.64    396,662.77     1.219      387         713          52.90
55.01 to 60.00 ...............       45     18,100,950.61     2.77    402,243.35     1.588      373         687          58.37
60.01 to 65.00 ...............       75     30,891,080.62     4.73    411,881.07     1.474      401         684          63.11
65.01 to 70.00 ...............      244     95,747,897.47    14.67    392,409.42     1.557      388         696          69.08
70.01 to 75.00 ...............      279    125,041,709.49    19.16    448,178.17     1.897      386         687          74.14
75.01 to 80.00 ...............      872    319,423,608.82    48.95    366,311.48     1.712      388         690          79.57
80.01 to 85.00 ...............       24      6,356,440.00     0.97    264,851.67     3.217      365         681          84.16
85.01 to 90.00 ...............       85     22,628,620.58     3.47    266,219.07     3.481      364         685          88.83
90.01 to 95.00 ...............       32      8,860,361.00     1.36    276,886.28     4.066      372         709          94.60
                                  -----   ---------------   ------
   Total .....................    1,722   $652,581,611.97   100.00%
                                  =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 1 is approximately 74.82%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 1 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
STATE                             LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-----                           --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Alabama ......................        1   $     64,000.00     0.01%    64,000.00     3.500      360         694          80.00
Alaska .......................        4      1,117,100.00     0.17    279,275.00     2.178      360         653          78.60
Arizona ......................       35      9,722,292.51     1.49    277,779.79     2.667      388         681          76.48
California ...................      836    371,693,587.61    56.96    444,609.55     1.677      394         692          74.49
Colorado .....................       11      3,654,520.00     0.56    332,229.09     1.666      399         696          79.35
Connecticut ..................        9      2,946,400.00     0.45    327,377.78     1.737      369         677          78.23
Delaware .....................        1        787,500.00     0.12    787,500.00     1.000      360         674          75.00
District Of Columbia .........        3      1,094,000.00     0.17    364,666.67     1.208      384         737          73.89
Florida ......................      303     99,021,622.13    15.17    326,804.03     2.055      377         692          73.93
Georgia ......................       11      2,444,404.33     0.37    222,218.58     3.903      360         714          74.19
Hawaii .......................       15      7,184,860.73     1.10    478,990.72     2.491      369         699          65.20
Idaho ........................        4        710,000.00     0.11    177,500.00     2.238      450         669          78.72
Illinois .....................       23      6,288,176.23     0.96    273,398.97     2.197      372         660          79.57
Indiana ......................        9      1,387,150.00     0.21    154,127.78     2.087      376         698          74.64
Kansas .......................        2        502,000.00     0.08    251,000.00     1.906      360         757          77.50
Kentucky .....................        2        323,000.00     0.05    161,500.00     1.896      418         667          81.81
Louisiana ....................        1        385,000.00     0.06    385,000.00     2.000      360         629          77.00
Maryland .....................       46     19,155,730.00     2.94    416,428.91     1.415      386         687          73.32
Massachusetts ................        3        916,000.00     0.14    305,333.33     2.363      360         681          79.30
Michigan .....................       57     14,056,394.48     2.15    246,603.41     2.230      380         688          77.01
Minnesota ....................       15      3,543,580.00     0.54    236,238.67     1.784      376         694          80.48
Mississippi ..................        1         82,400.00     0.01     82,400.00     3.000      360         635          80.00
Missouri .....................        5      2,438,400.00     0.37    487,680.00     1.488      365         766          71.48
Nevada .......................       89     27,570,664.07     4.22    309,782.74     1.960      375         688          78.02
New Hampshire ................        1        242,950.00     0.04    242,950.00     4.125      360         725          93.44
New Jersey ...................       34     12,556,402.00     1.92    369,305.94     1.763      363         680          76.28
New York .....................       33     14,094,035.00     2.16    427,091.97     1.459      366         683          74.36
North Carolina ...............        2      1,150,400.00     0.18    575,200.00     1.000      360         720          79.84
Ohio .........................       15      4,171,390.74     0.64    278,092.72     2.417      398         675          74.30
Oklahoma .....................        1        672,750.00     0.10    672,750.00     1.750      360         682          75.00
Oregon .......................       17      4,294,780.00     0.66    252,634.12     1.775      391         671          75.48
Pennsylvania .................       20      3,480,320.00     0.53    174,016.00     1.667      394         673          77.04
Rhode Island .................        2        462,000.00     0.07    231,000.00     1.818      360         669          73.45
South Carolina ...............        1        282,500.00     0.04    282,500.00     2.250      360         643          78.47
Tennessee ....................        1        655,500.00     0.10    655,500.00     1.000      360         713          69.00
Texas ........................       15      2,462,799.13     0.38    164,186.61     3.041      409         691          78.49
Utah .........................       11      2,293,606.00     0.35    208,509.64     1.944      360         675          80.17
Vermont ......................        1        486,400.00     0.07    486,400.00     1.500      360         643          80.00
Virginia .....................       49     18,536,331.01     2.84    378,292.47     1.689      373         692          75.96
Washington ...................       22      8,166,060.00     1.25    371,184.55     1.711      373         690          76.56
West Virginia ................        1        195,416.00     0.03    195,416.00     2.000      360         648          70.00
Wisconsin ....................       10      1,289,190.00     0.20    128,919.00     2.321      379         680          78.65
                                  -----   ---------------   ------
   Total .....................    1,722   $652,581,611.97   100.00%
                                  =====   ===============   ======

----------
(1) As of the cut-off date, no more than approximately 0.471% of the Mortgage Loans in Loan Group 1 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
LOAN PURPOSE                      LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
------------                    --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Refinance (cash-out) .........      928   $348,153,432.42    53.35%   375,165.34     1.824      387         688          72.81
Purchase .....................      399    153,761,517.79    23.56    385,367.21     1.686      383         704          77.98
Refinance (rate/term) ........      395    150,666,661.76    23.09    381,434.59     1.860      390         685          76.21
                                  -----   ---------------   ------
   Total .....................    1,722   $652,581,611.97   100.00%
                                  =====   ===============   ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PROPERTY TYPE                     LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------                   --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
2-4 Family Residence .........      127   $ 53,125,313.23     8.14%   418,309.55     1.719      389         701          72.39
Cooperative ..................        1        248,000.00     0.04    248,000.00     1.750      360         737          80.00
High-rise Condominium ........       23      9,096,446.65     1.39    395,497.68     2.022      383         708          73.91
Low-rise Condominium .........      188     52,253,811.58     8.01    277,945.81     1.892      384         697          76.45
Planned Unit Development .....      300    120,209,555.04    18.42    400,698.52     1.967      378         688          76.08
Single Family Residence ......    1,083    417,648,485.47    64.00    385,640.34     1.746      389         689          74.57
                                  -----   ---------------   ------
   Total .....................    1,722   $652,581,611.97   100.00%
                                  =====   ===============   ======

----------
(1)  Treated as real property.

                               OCCUPANCY TYPES(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
OCCUPANCY TYPE                    LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------                  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
Investment Property ..........      236   $ 63,380,438.93     9.71%   268,561.18     2.241      384         705          71.99
Primary Residence ............    1,430    570,205,001.76    87.38    398,744.76     1.751      387         689          75.12
Secondary Residence ..........       56     18,996,171.28     2.91    339,217.34     1.802      384         707          75.17
                                  -----   ---------------   ------
   Total .....................    1,722   $652,581,611.97   100.00%
                                  =====   ===============   ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                              PERCENT OF     AVERAGE     WEIGHTED   WEIGHTED      WEIGHTED
                                  NUMBER       AGGREGATE       MORTGAGE     PRINCIPAL     AVERAGE    AVERAGE      AVERAGE
                                    OF         PRINCIPAL       LOANS IN      BALANCE      CURRENT     FICO        ORIGINAL
REMAINING TERM                   MORTGAGE       BALANCE          LOAN      OUTSTANDING   MORTGAGE    CREDIT    LOAN-TO-VALUE
TO MATURITY (MONTHS)               LOANS      OUTSTANDING       GROUP 1        ($)       RATE (%)     SCORE      RATIO (%)
--------------------             --------   ---------------   ----------   -----------   --------   --------   -------------
480 ..........................       358    $143,095,479.00      21.93%     399,708.04     1.643       698         73.59
479 ..........................         5       1,814,996.34       0.28      362,999.27     7.326       705         79.47
478 ..........................         1         365,648.50       0.06      365,648.50     7.375       672         44.79
360 ..........................     1,306     486,393,426.00      74.53      372,429.88     1.589       689         75.15
359 ..........................        23       9,574,172.99       1.47      416,268.39     7.252       690         74.93
358 ..........................        18       6,671,911.60       1.02      370,661.76     7.227       697         76.29
357 ..........................         6       3,162,105.27       0.48      527,017.55     6.991       672         74.56
356 ..........................         2         434,088.43       0.07      217,044.22     7.116       719         72.33
355 ..........................         1         206,858.17       0.03      206,858.17     7.750       660         75.00
354 ..........................         1         417,692.72       0.06      417,692.72     7.125       719         79.99
352 ..........................         1         445,232.95       0.07      445,232.95     6.625       666         80.00
                                   -----    ---------------     ------
   Total .....................     1,722    $652,581,611.97     100.00%
                                   =====    ===============     ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 1 is approximately 387 months.

                                GROSS MARGINS(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
----------------                --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
1.650 ........................        1   $    824,250.00     0.13%    824,250.00    1.000      360         776          75.00
1.750 ........................        1        452,000.00     0.07     452,000.00    1.750      480         671          80.00
1.800 ........................        1        424,200.00     0.07     424,200.00    1.250      480         802          70.00
1.850 ........................        2      1,098,413.00     0.17     549,206.50    1.361      427         717          65.05
1.900 ........................        2      1,167,390.74     0.18     583,695.37    3.683      359         720          57.53
2.050 ........................        1        755,000.00     0.12     755,000.00    1.000      360         779          65.65
2.100 ........................        1      1,100,000.00     0.17   1,100,000.00    1.000      360         773          69.84
2.125 ........................        1        720,000.00     0.11     720,000.00    1.750      480         704          72.00
2.200 ........................        8      4,650,600.00     0.71     581,325.00    1.066      360         722          62.81
2.237 ........................        1        650,000.00     0.10     650,000.00    1.000      360         760          79.52
2.250 ........................        3      2,148,100.00     0.33     716,033.33    1.000      360         689          70.24
2.275 ........................        4      3,863,500.00     0.59     965,875.00    1.147      360         716          55.75
2.325 ........................        1        650,000.00     0.10     650,000.00    1.250      480         696          43.33
2.350 ........................        5      3,308,182.00     0.51     661,636.40    1.083      382         735          70.44
2.425 ........................        3      1,826,000.00     0.28     608,666.67    1.177      407         757          69.04
2.450 ........................        1        412,750.00     0.06     412,750.00    1.250      480         649          65.00
2.475 ........................        1        434,000.00     0.07     434,000.00    2.500      480         659          74.19
2.500 ........................       20      9,448,725.10     1.45     472,436.26    1.564      391         710          73.62
2.575 ........................        8      3,813,660.00     0.58     476,707.50    1.104      389         689          66.68
2.600 ........................        2        975,000.00     0.15     487,500.00    1.000      360         710          71.54
2.650 ........................        5      3,952,200.00     0.61     790,440.00    1.344      360         701          72.74
2.675 ........................        1        471,200.00     0.07     471,200.00    1.000      360         687          80.00
2.700 ........................        6      3,314,870.00     0.51     552,478.33    1.329      462         725          64.04
2.725 ........................       13      4,859,930.00     0.74     373,840.77    1.268      371         702          72.10
2.800 ........................       20      8,222,222.60     1.26     411,111.13    1.661      374         707          72.25
2.825 ........................        3      1,604,700.00     0.25     534,900.00    1.199      405         694          70.01
2.850 ........................        6      4,425,000.00     0.68     737,500.00    1.518      379         728          70.81
2.875 ........................       21     10,249,068.00     1.57     488,050.86    1.150      370         708          69.87
2.900 ........................        3      1,712,650.00     0.26     570,883.33    1.250      480         693          71.77
2.925 ........................        8      3,382,420.00     0.52     422,802.50    1.236      376         664          78.32
2.950 ........................       51     23,946,017.31     3.67     469,529.75    1.729      385         706          74.69
2.975 ........................        1        400,000.00     0.06     400,000.00    1.750      480         642          76.92
3.025 ........................        5      2,887,492.00     0.44     577,498.40    1.408      360         664          76.26
3.050 ........................        4      1,210,000.00     0.19     302,500.00    1.707      480         695          69.17

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
----------------                --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
3.075 ........................       56     21,022,505.34     3.22     375,401.88    1.870      369         695          72.71
3.125 ........................       38     17,483,224.00     2.68     460,084.84    1.278      367         709          71.33
3.150 ........................        1         64,000.00     0.01      64,000.00    3.500      360         694          80.00
3.175 ........................        9      3,093,016.50     0.47     343,668.50    1.965      368         686          66.77
3.200 ........................      112     47,959,497.94     7.35     428,209.80    1.504      387         706          71.67
3.225 ........................        2        920,750.00     0.14     460,375.00    1.750      360         697          76.35
3.250 ........................       14      5,028,571.27     0.77     359,183.66    2.065      380         666          73.76
3.300 ........................       48     18,121,603.00     2.78     377,533.40    1.273      397         710          71.58
3.325 ........................      105     41,692,315.43     6.39     397,069.67    1.700      383         695          73.36
3.350 ........................        2        895,560.00     0.14     447,780.00    1.674      360         768          80.00
3.375 ........................       62     23,170,870.91     3.55     373,723.72    1.392      401         701          76.61
3.400 ........................        6      2,238,474.00     0.34     373,079.00    1.440      365         696          78.19
3.450 ........................      219     78,931,219.46    12.10     360,416.53    2.161      375         693          76.05
3.500 ........................       73     23,935,007.00     3.67     327,876.81    1.492      402         683          76.28
3.525 ........................        2        546,000.00     0.08     273,000.00    1.897      360         724          72.61
3.550 ........................       13      6,419,715.00     0.98     493,824.23    1.626      385         696          75.29
3.575 ........................      554    191,994,263.59    29.42     346,560.04    1.815      388         671          76.19
3.600 ........................        4      1,025,500.00     0.16     256,375.00    2.794      360         682          76.65
3.625 ........................        1        270,000.00     0.04     270,000.00    3.750      360         641          90.00
3.650 ........................        5      3,082,250.00     0.47     616,450.00    2.082      401         706          73.67
3.675 ........................        1        621,000.00     0.10     621,000.00    2.875      360         706          90.00
3.700 ........................       34     12,223,911.72     1.87     359,526.82    1.888      474         691          73.77
3.725 ........................        4        809,600.00     0.12     202,400.00    2.577      360         678          77.81
3.750 ........................        1        360,000.00     0.06     360,000.00    3.750      360         696          90.00
3.775 ........................        1        166,000.00     0.03     166,000.00    2.500      480         688          80.00
3.800 ........................        4        998,125.00     0.15     249,531.25    2.167      360         668          73.92
3.825 ........................       16      5,741,400.00     0.88     358,837.50    1.999      458         694          80.72
3.850 ........................        7      1,916,783.17     0.29     273,826.17    3.013      410         693          79.26
3.888 ........................        1        213,500.00     0.03     213,500.00    1.250      480         681          63.35
3.925 ........................        1        300,000.00     0.05     300,000.00    1.000      360         702          80.00
3.950 ........................        7      1,690,700.00     0.26     241,528.57    3.258      402         702          86.87
3.975 ........................        7      1,363,000.00     0.21     194,714.29    2.904      360         673          79.73
4.000 ........................        1        138,550.00     0.02     138,550.00    4.000      360         733          92.99
4.075 ........................        6      1,783,126.00     0.27     297,187.67    3.362      360         721          90.21
4.100 ........................       20      8,544,985.00     1.31     427,249.25    2.626      386         701          74.08
4.125 ........................        1        261,250.00     0.04     261,250.00    4.125      360         754          95.00
4.150 ........................        3        614,000.00     0.09     204,666.67    4.166      360         724          92.66
4.175 ........................        1        306,850.00     0.05     306,850.00    4.375      360         693          95.00
4.200 ........................        3      1,197,000.00     0.18     399,000.00    3.492      360         677          88.07
4.225 ........................        1        340,000.00     0.05     340,000.00    4.000      360         635          86.08
4.250 ........................        1        134,500.00     0.02     134,500.00    4.125      360         706          92.76
4.300 ........................        4      1,065,200.00     0.16     266,300.00    3.442      360         673          89.27
4.325 ........................       11      2,556,700.00     0.39     232,427.27    3.610      360         684          89.64
4.375 ........................        5      1,011,053.00     0.15     202,210.60    3.285      360         714          89.70
4.400 ........................        1        262,200.00     0.04     262,200.00    4.375      360         699          92.00
4.450 ........................        6      1,768,056.00     0.27     294,676.00    3.632      360         686          88.23
4.500 ........................        1        139,000.00     0.02     139,000.00    3.750      360         716          87.75
4.550 ........................        3        709,500.00     0.11     236,500.00    3.903      360         685          90.70
4.575 ........................        8      2,015,102.89     0.31     251,887.86    4.728      370         697          90.16
4.700 ........................        4      1,250,800.00     0.19     312,700.00    3.870      360         691          90.73
4.725 ........................        2        173,920.00     0.03      86,960.00    1.625      360         658          80.00
4.750 ........................        2        399,410.00     0.06     199,705.00    3.750      360         686          88.63
4.825 ........................        8      2,441,350.00     0.37     305,168.75    3.946      372         670          90.59
4.950 ........................        3        933,355.00     0.14     311,118.33    4.070      360         647          90.85
5.075 ........................        2        539,800.00     0.08     269,900.00    4.000      360         641          89.67
5.100 ........................        1        338,000.00     0.05     338,000.00    4.875      360         710          92.60
                                  -----   ---------------   ------
   Total .....................    1,722   $652,581,611.97   100.00%
                                  =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 1 was approximately 3.357%.

                            MAXIMUM MORTGAGE RATES(1)

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MAXIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 1      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------------------       --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
 9.950 .......................    1,689   $642,862,360.78    98.51%   380,617.15     1.779      387         691          74.65
 9.990 .......................        1        157,000.00     0.02    157,000.00     1.500      360         621          68.86
10.450 .......................        1        340,000.00     0.05    340,000.00     1.500      360         705          80.00
10.575 .......................        2        790,000.00     0.12    395,000.00     3.286      360         680          84.95
10.700 .......................        3        843,200.00     0.13    281,066.67     3.606      360         665          88.51
10.825 .......................        3      1,092,500.00     0.17    364,166.67     2.875      360         723          89.92
10.950 .......................        6      2,105,750.00     0.32    350,958.33     2.109      360         679          81.86
11.075 .......................        2        667,002.89     0.10    333,501.45     6.724      359         745          92.03
11.200 .......................        7      1,928,300.00     0.30    275,471.43     3.473      373         677          86.58
11.325 .......................        1        194,056.00     0.03    194,056.00     4.375      360         695          95.00
11.450 .......................        4        741,842.30     0.11    185,460.58     3.201      360         684          83.71
11.950 .......................        1        221,600.00     0.03    221,600.00     2.000      360         653          80.00
12.450 .......................        1        238,000.00     0.04    238,000.00     2.500      360         668          85.00
14.075 .......................        1        400,000.00     0.06    400,000.00     4.125      360         713          94.56
                                  -----   ---------------   ------
   Total .....................    1,722   $652,581,611.97   100.00%
                                  =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 1 was approximately 9.968%.

                            MINIMUM MORTGAGE RATES(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------------------       --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
1.650 ........................        1   $    824,250.00     0.13%    824,250.00    1.000      360         776          75.00
1.750 ........................        1        452,000.00     0.07     452,000.00    1.750      480         671          80.00
1.800 ........................        1        424,200.00     0.07     424,200.00    1.250      480         802          70.00
1.850 ........................        2      1,098,413.00     0.17     549,206.50    1.361      427         717          65.05
1.900 ........................        2      1,167,390.74     0.18     583,695.37    3.683      359         720          57.53
2.050 ........................        1        755,000.00     0.12     755,000.00    1.000      360         779          65.65
2.100 ........................        1      1,100,000.00     0.17   1,100,000.00    1.000      360         773          69.84
2.125 ........................        1        720,000.00     0.11     720,000.00    1.750      480         704          72.00
2.200 ........................        8      4,650,600.00     0.71     581,325.00    1.066      360         722          62.81
2.237 ........................        1        650,000.00     0.10     650,000.00    1.000      360         760          79.52
2.250 ........................        3      2,148,100.00     0.33     716,033.33    1.000      360         689          70.24
2.275 ........................        4      3,863,500.00     0.59     965,875.00    1.147      360         716          55.75
2.325 ........................        1        650,000.00     0.10     650,000.00    1.250      480         696          43.33
2.350 ........................        5      3,308,182.00     0.51     661,636.40    1.083      382         735          70.44
2.425 ........................        3      1,826,000.00     0.28     608,666.67    1.177      407         757          69.04
2.450 ........................        1        412,750.00     0.06     412,750.00    1.250      480         649          65.00
2.475 ........................        1        434,000.00     0.07     434,000.00    2.500      480         659          74.19
2.500 ........................       20      9,448,725.10     1.45     472,436.26    1.564      391         710          73.62
2.575 ........................        8      3,813,660.00     0.58     476,707.50    1.104      389         689          66.68
2.600 ........................        2        975,000.00     0.15     487,500.00    1.000      360         710          71.54
2.650 ........................        5      3,952,200.00     0.61     790,440.00    1.344      360         701          72.74
2.675 ........................        1        471,200.00     0.07     471,200.00    1.000      360         687          80.00
2.700 ........................        6      3,314,870.00     0.51     552,478.33    1.329      462         725          64.04
2.725 ........................       13      4,859,930.00     0.74     373,840.77    1.268      371         702          72.10
2.800 ........................       20      8,222,222.60     1.26     411,111.13    1.661      374         707          72.25
2.825 ........................        3      1,604,700.00     0.25     534,900.00    1.199      405         694          70.01
2.850 ........................        6      4,425,000.00     0.68     737,500.00    1.518      379         728          70.81
2.875 ........................       21     10,249,068.00     1.57     488,050.86    1.150      370         708          69.87
2.900 ........................        3      1,712,650.00     0.26     570,883.33    1.250      480         693          71.77
2.925 ........................        8      3,382,420.00     0.52     422,802.50    1.236      376         664          78.32
2.950 ........................       51     23,946,017.31     3.67     469,529.75    1.729      385         706          74.69
2.975 ........................        1        400,000.00     0.06     400,000.00    1.750      480         642          76.92
3.025 ........................        5      2,887,492.00     0.44     577,498.40    1.408      360         664          76.26
3.050 ........................        4      1,210,000.00     0.19     302,500.00    1.707      480         695          69.17
3.075 ........................       56     21,022,505.34     3.22     375,401.88    1.870      369         695          72.71
3.125 ........................       38     17,483,224.00     2.68     460,084.84    1.278      367         709          71.33
3.150 ........................        1         64,000.00     0.01      64,000.00    3.500      360         694          80.00
3.175 ........................        9      3,093,016.50     0.47     343,668.50    1.965      368         686          66.77
3.200 ........................      112     47,959,497.94     7.35     428,209.80    1.504      387         706          71.67
3.225 ........................        2        920,750.00     0.14     460,375.00    1.750      360         697          76.35
3.250 ........................       14      5,028,571.27     0.77     359,183.66    2.065      380         666          73.76
3.300 ........................       48     18,121,603.00     2.78     377,533.40    1.273      397         710          71.58
3.325 ........................      105     41,692,315.43     6.39     397,069.67    1.700      383         695          73.36
3.350 ........................        2        895,560.00     0.14     447,780.00    1.674      360         768          80.00
3.375 ........................       62     23,170,870.91     3.55     373,723.72    1.392      401         701          76.61
3.400 ........................        6      2,238,474.00     0.34     373,079.00    1.440      365         696          78.19
3.450 ........................      219     78,931,219.46    12.10     360,416.53    2.161      375         693          76.05
3.500 ........................       73     23,935,007.00     3.67     327,876.81    1.492      402         683          76.28
3.525 ........................        2        546,000.00     0.08     273,000.00    1.897      360         724          72.61
3.550 ........................       13      6,419,715.00     0.98     493,824.23    1.626      385         696          75.29
3.575 ........................      554    191,994,263.59    29.42     346,560.04    1.815      388         671          76.19
3.600 ........................        4      1,025,500.00     0.16     256,375.00    2.794      360         682          76.65
3.625 ........................        1        270,000.00     0.04     270,000.00    3.750      360         641          90.00
3.650 ........................        5      3,082,250.00     0.47     616,450.00    2.082      401         706          73.67
3.675 ........................        1        621,000.00     0.10     621,000.00    2.875      360         706          90.00
3.700 ........................       34     12,223,911.72     1.87     359,526.82    1.888      474         691          73.77
3.725 ........................        4        809,600.00     0.12     202,400.00    2.577      360         678          77.81
3.750 ........................        1        360,000.00     0.06     360,000.00    3.750      360         696          90.00
3.775 ........................        1        166,000.00     0.03     166,000.00    2.500      480         688          80.00
3.800 ........................        4        998,125.00     0.15     249,531.25    2.167      360         668          73.92

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------------------       --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
3.825 ........................       16      5,741,400.00     0.88     358,837.50    1.999      458         694          80.72
3.850 ........................        7      1,916,783.17     0.29     273,826.17    3.013      410         693          79.26
3.888 ........................        1        213,500.00     0.03     213,500.00    1.250      480         681          63.35
3.925 ........................        1        300,000.00     0.05     300,000.00    1.000      360         702          80.00
3.950 ........................        7      1,690,700.00     0.26     241,528.57    3.258      402         702          86.87
3.975 ........................        7      1,363,000.00     0.21     194,714.29    2.904      360         673          79.73
4.000 ........................        1        138,550.00     0.02     138,550.00    4.000      360         733          92.99
4.075 ........................        6      1,783,126.00     0.27     297,187.67    3.362      360         721          90.21
4.100 ........................       20      8,544,985.00     1.31     427,249.25    2.626      386         701          74.08
4.125 ........................        1        261,250.00     0.04     261,250.00    4.125      360         754          95.00
4.150 ........................        3        614,000.00     0.09     204,666.67    4.166      360         724          92.66
4.175 ........................        1        306,850.00     0.05     306,850.00    4.375      360         693          95.00
4.200 ........................        3      1,197,000.00     0.18     399,000.00    3.492      360         677          88.07
4.225 ........................        1        340,000.00     0.05     340,000.00    4.000      360         635          86.08
4.250 ........................        1        134,500.00     0.02     134,500.00    4.125      360         706          92.76
4.300 ........................        4      1,065,200.00     0.16     266,300.00    3.442      360         673          89.27
4.325 ........................       11      2,556,700.00     0.39     232,427.27    3.610      360         684          89.64
4.375 ........................        5      1,011,053.00     0.15     202,210.60    3.285      360         714          89.70
4.400 ........................        1        262,200.00     0.04     262,200.00    4.375      360         699          92.00
4.450 ........................        6      1,768,056.00     0.27     294,676.00    3.632      360         686          88.23
4.500 ........................        1        139,000.00     0.02     139,000.00    3.750      360         716          87.75
4.550 ........................        3        709,500.00     0.11     236,500.00    3.903      360         685          90.70
4.575 ........................        8      2,015,102.89     0.31     251,887.86    4.728      370         697          90.16
4.700 ........................        4      1,250,800.00     0.19     312,700.00    3.870      360         691          90.73
4.725 ........................        2        173,920.00     0.03      86,960.00    1.625      360         658          80.00
4.750 ........................        2        399,410.00     0.06     199,705.00    3.750      360         686          88.63
4.825 ........................        8      2,441,350.00     0.37     305,168.75    3.946      372         670          90.59
4.950 ........................        3        933,355.00     0.14     311,118.33    4.070      360         647          90.85
5.075 ........................        2        539,800.00     0.08     269,900.00    4.000      360         641          89.67
5.100 ........................        1        338,000.00     0.05     338,000.00    4.875      360         710          92.60
                                  -----   ---------------   ------
   Total .....................    1,722   $652,581,611.97   100.00%
                                  =====   ===============   ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 1 was approximately 3.357%.

                          INITIAL RATE ADJUSTMENT DATES

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
INITIAL RATE ADJUSTMENT DATE      LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
----------------------------    --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
September 1, 2005 ............        1   $    445,232.95     0.07%    445,232.95    6.625      352         666          80.00
November 1, 2005 .............        1        417,692.72     0.06     417,692.72    7.125      354         719          79.99
January 1, 2006 ..............        2        434,088.43     0.07     217,044.22    7.116      356         719          72.33
February 1, 2006 .............        7      3,368,963.44     0.52     481,280.49    7.038      357         671          74.59
March 1, 2006 ................       19      7,037,560.10     1.08     370,397.90    7.235      364         695          74.65
April 1, 2006 ................       28     11,389,169.33     1.75     406,756.05    7.264      378         693          75.66
May 1, 2006 ..................    1,067    410,070,760.00    62.84     384,321.24    1.573      390         692          74.70
June 1, 2006 .................      533    197,847,105.00    30.32     371,195.32    1.568      382         687          74.96
July 1, 2006 .................       34     10,972,165.00     1.68     322,710.74    2.377      383         686          75.42
August 1, 2006 ...............       30     10,598,875.00     1.62     353,295.83    2.537      384         708          74.88
                                  -----   ---------------   ------
   Total .....................    1,722   $652,581,611.97   100.00%
                                  =====   ===============   ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MAXIMUM NEGATIVE AMORTIZATION   MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
(%)                               LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-----------------------------   --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
110 ..........................       33   $ 14,094,035.00     2.16%    427,091.97    1.459      366         683          74.36
115 ..........................    1,689    638,487,576.97    97.84     378,026.98    1.807      387         691          74.83
                                  -----   ---------------   -------
   Total .....................    1,722   $652,581,611.97   100.00%
                                  =====   ===============   ======

(1)  Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
FIXED RATE PERIOD (MONTHS)        LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------      --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
1 ............................    1,657   $630,803,713.80    96.66%    380,690.23    1.776      387         691          74.80
3 ............................       65     21,777,898.17     3.34     335,044.59    2.506      384         696          75.15
                                  -----   ---------------   -------
   Total .....................    1,722   $652,581,611.97   100.00%
                                  =====   ===============   ======

                    PREPAYMENT CHARGE PERIODS AT ORIGINATION

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
PREPAYMENT CHARGE PERIOD        MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
(MONTH)                           LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
------------------------        --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
36 ...........................    1,722   $652,581,611.97   100.00%    378,967.25    1.800      387         691          74.82
                                  -----   ---------------   -------
   Total .....................    1,722   $652,581,611.97   100.00%
                                  =====   ===============   ======

                         INITIAL PAYMENT RECAST PERIODS

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
INITIAL PAYMENT RECAST PERIOD   MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
(MONTHS)                          LOANS     OUTSTANDING     GROUP 1       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-----------------------------   --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
60 ...........................      161   $ 61,846,596.24     9.48%    384,140.35    1.959      360         691          75.33
120 ..........................    1,561    590,735,015.73    90.52     378,433.71    1.783      389         691          74.76
                                  -----   ---------------   -------
   Total .....................    1,722   $652,581,611.97   100.00%
                                  =====   ===============   ======

                                  LOAN GROUP 2

                                  LOAN PROGRAMS

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE    CURRENT    TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
TYPE OF PROGRAM                   LOANS     OUTSTANDING     GROUP 2      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
---------------                 --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
One-Year MTA..................     851    $405,088,779.55   100.00%   476,015.02    1.847      384         700          74.77
                                   ---    ---------------   ------
   Total......................     851    $405,088,779.55   100.00%
                                   ===    ===============   ======

                            CURRENT MORTGAGE RATES(1)

                                                           PERCENT                 WEIGHTED
                                                              OF       AVERAGE     AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL   REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MATURITY   FICO CREDIT  LOAN-TO-VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 2      ($)       (MONTHS)     SCORE       RATIO (%)
-------------------------       --------  ---------------  --------  -----------  ---------  -----------  -------------
1.000.........................     239    $132,791,814.00    32.78%   555,614.28     360         712          73.43
1.250.........................      75      44,018,456.00    10.87    586,912.75     469         714          71.52
1.375.........................       1         128,363.00     0.03    128,363.00     360         727          80.00
1.500.........................     221     102,780,345.00    25.37    465,069.43     361         691          74.32
1.750.........................      68      30,721,064.00     7.58    451,780.35     452         708          74.40
2.000.........................      52      24,085,713.50     5.95    463,186.80     368         658          77.17
2.140.........................       3       1,161,154.00     0.29    387,051.33     360         671          90.00
2.160.........................       2         470,000.00     0.12    235,000.00     360         677          89.52
2.175.........................       2         374,200.00     0.09    187,100.00     360         723          89.96
2.205.........................       1         391,000.00     0.10    391,000.00     360         740          83.91
2.225.........................       1         326,000.00     0.08    326,000.00     360         735          81.50
2.250.........................      18       9,511,430.73     2.35    528,412.82     435         683          72.90
2.400.........................       1         312,300.00     0.08    312,300.00     360         693          90.00
2.500.........................      43      13,769,301.00     3.40    320,216.30     368         702          81.06
2.675.........................       1         148,635.00     0.04    148,635.00     360         631          90.00
2.720.........................       3       1,098,300.00     0.27    366,100.00     360         635          89.88
2.730.........................       2         536,250.00     0.13    268,125.00     360         727          84.46
2.750.........................      17       6,619,416.00     1.63    389,377.41     433         701          78.08
2.940.........................       1         349,200.00     0.09    349,200.00     360         692          90.00
3.000.........................      16       4,162,413.00     1.03    260,150.81     360         701          84.13
3.090.........................       1         345,984.09     0.09    345,984.09     359         736          88.85
3.145.........................       1         109,630.00     0.03    109,630.00     360         694          95.00
3.185.........................       1         261,250.00     0.06    261,250.00     360         684          95.00
3.205.........................       1         236,500.00     0.06    236,500.00     360         730          94.98
3.235.........................       1         199,786.00     0.05    199,786.00     360         669          95.00
3.250.........................       8       2,055,063.00     0.51    256,882.88     405         698          80.49
3.340.........................       1         301,500.00     0.07    301,500.00     360         631          90.00
3.345.........................       1         181,925.00     0.04    181,925.00     360         799          95.00
3.420.........................       1         479,750.00     0.12    479,750.00     480         725          95.00
3.500.........................       5       2,489,050.00     0.61    497,810.00     360         675          82.80
3.570.........................       1         142,200.00     0.04    142,200.00     360         658          90.00
3.690.........................       1         303,000.00     0.07    303,000.00     360         668          89.12
3.750.........................       1         205,200.00     0.05    205,200.00     360         723          95.00
4.000.........................       1         162,000.00     0.04    162,000.00     360         649          90.00
4.250.........................       2         206,826.40     0.05    103,413.20     359         723          90.00
6.125.........................       1          84,797.44     0.02     84,797.44     359         788          48.85
6.375.........................       1         538,426.30     0.13    538,426.30     359         747          80.00
6.750.........................       3       1,736,768.67     0.43    578,922.89     358         700          76.26
6.875.........................       5       1,539,757.15     0.38    307,951.43     356         688          79.19
7.000.........................       3       2,033,180.29     0.50    677,726.76     359         695          71.23
7.125.........................       8       3,331,973.04     0.82    416,496.63     359         691          72.15
7.250.........................      19       6,940,163.26     1.71    365,271.75     390         698          77.58
7.375.........................       3         688,044.83     0.17    229,348.28     359         682          80.00
7.440.........................       1         284,862.08     0.07    284,862.08     357         676          90.00

                                                           PERCENT                 WEIGHTED
                                                              OF       AVERAGE     AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL   REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MATURITY   FICO CREDIT  LOAN-TO-VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 2      ($)       (MONTHS)     SCORE       RATIO (%)
-------------------------       --------  ---------------  --------  -----------  ---------  -----------  -------------
7.500.........................       9       4,621,596.80     1.14    513,510.76     364         689          75.21
7.750.........................       1         299,568.00     0.07    299,568.00     479         770          54.55
7.875.........................       2         990,475.10     0.24    495,237.55     435         741          80.00
7.910.........................       1         564,146.87     0.14    564,146.87     359         661          89.84
                                   ---    ---------------   ------
   Total......................     851    $405,088,779.55   100.00%
                                   ===    ===============   ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 (as so adjusted) is expected to be approximately 1.828% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 2 is expected to be approximately 1.847% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                            PERCENT                           WEIGHTED
                                                              OF       AVERAGE     WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL     AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE      CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF CURRENT MORTGAGE LOAN  MORTGAGE      BALANCE        LOAN    OUTSTANDING   MORTGAGE   BALANCE   FICO CREDIT  LOAN-TO-VALUE
PRINCIPAL BALANCES ($)            LOANS     OUTSTANDING     GROUP 2      ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
------------------------------  --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
        0.01 - 50,000.00......       1    $     42,000.00     0.01%     42,000.00    1.500      360         719          70.00
   50,000.01 - 100,000.00.....       8         661,147.89     0.16      82,643.49    3.593      360         738          73.54
  100,000.01 - 150,000.00.....      54       7,083,723.99     1.75     131,180.07    2.542      373         694          75.72
  150,000.01 - 200,000.00.....      66      11,940,917.55     2.95     180,922.99    2.316      379         698          76.46
  200,000.01 - 250,000.00.....      64      14,549,646.94     3.59     227,338.23    2.353      373         684          76.48
  250,000.01 - 300,000.00.....      70      19,466,138.89     4.81     278,087.70    2.413      386         688          76.84
  300,000.01 - 350,000.00.....      79      25,742,048.12     6.35     325,848.71    2.228      387         685          76.93
  350,000.01 - 400,000.00.....      75      28,399,531.02     7.01     378,660.41    2.062      376         684          77.05
  400,000.01 - 450,000.00.....      61      26,331,568.51     6.50     431,665.06    1.783      384         705          75.73
  450,000.01 - 500,000.00.....      75      35,689,509.64     8.81     475,860.13    1.623      390         700          76.97
  500,000.01 - 550,000.00.....      61      31,829,904.58     7.86     521,801.71    1.642      383         705          77.87
  550,000.01 - 600,000.00.....      44      25,144,630.79     6.21     571,468.88    1.889      387         710          78.19
  600,000.01 - 650,000.00.....      37      23,456,649.14     5.79     633,963.49    1.488      386         701          76.50
  650,000.01 - 700,000.00.....      17      11,502,791.18     2.84     676,634.78    1.562      381         709          73.39
  700,000.01 - 750,000.00.....      20      14,639,891.00     3.61     731,994.55    1.363      372         712          74.34
  750,000.01 - 1,000,000.00...      69      60,211,387.67    14.86     872,628.81    1.813      399         706          72.00
1,000,000.01 - 1,500,000.00...      43      55,699,792.64    13.75   1,295,344.01    1.709      374         705          69.46
1,500,000.01 - 2,000,000.00...       7      12,697,500.00     3.13   1,813,928.57    1.685      377         701          70.25
                                   ---    ---------------   ------
   Total......................     851    $405,088,779.55   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 2 is approximately $476,015.

                              FICO CREDIT SCORES(1)

                                                            PERCENT                           WEIGHTED
                                                              OF       AVERAGE     WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL     AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE      CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING   MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RANGE OF FICO CREDIT SCORES       LOANS     OUTSTANDING     GROUP 2      ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
---------------------------     --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
601-620.......................       7    $  2,042,320.93     0.50%   291,760.13     3.067      378         620          69.46
621-640.......................      71      27,039,989.87     6.68    380,844.93     1.887      374         630          74.18
641-660.......................     120      52,587,611.17    12.98    438,230.09     1.990      372         651          72.64
661-680.......................     149      64,945,550.71    16.03    435,876.18     1.850      374         670          76.64
681-700.......................     147      75,007,694.95    18.52    510,256.43     2.093      393         691          75.14
701-720.......................      97      58,798,902.21    14.52    606,174.25     1.679      387         710          72.89
721-740.......................      83      37,760,009.67     9.32    454,939.88     1.899      391         729          77.06
741-760.......................      74      36,284,503.37     8.96    490,331.13     1.760      389         751          75.79
761-780.......................      60      30,386,284.09     7.50    506,438.07     1.465      380         770          74.37
781-800.......................      33      16,287,462.58     4.02    493,559.47     1.581      401         789          74.44
801-820.......................       7       3,197,450.00     0.79    456,778.57     1.172      393         806          73.52
Not Available.................       3         751,000.00     0.19    250,333.33     1.363      360         N/A          70.32
                                   ---    ---------------   ------
   Total......................     851    $405,088,779.55   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 2 is approximately 700.

                             DOCUMENTATION PROGRAMS

                                                            PERCENT                           WEIGHTED
                                                              OF       AVERAGE     WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL     AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE      CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING   MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
DOCUMENTATION PROGRAMS            LOANS     OUTSTANDING     GROUP 2      ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
----------------------          --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
CLUES Plus....................       2    $    402,800.00     0.10%   201,400.00     3.211      360         662          95.00
Full/Alternative..............      77      31,495,119.24     7.77    409,027.52     2.354      379         697          74.02
Reduced.......................     686     342,157,379.46    84.46    498,771.69     1.753      385         700          74.68
Stated Income/Stated Asset....      86      31,033,480.85     7.66    360,854.43     2.359      374         708          76.18
                                   ---    ---------------   ------
   Total......................     851    $405,088,779.55   100.00%
                                   ===    ===============   ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                            PERCENT                           WEIGHTED
                                                              OF       AVERAGE     WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL     AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE      CURRENT   TERM TO     AVERAGE       ORIGINAL
RANGE OF ORIGINAL LOAN-TO-      MORTGAGE      BALANCE        LOAN    OUTSTANDING   MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
VALUE RATIOS (%)                  LOANS     OUTSTANDING     GROUP 2      ($)       RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------      --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
50.00 or Less..................     12    $  5,752,680.44     1.42%   479,390.04     1.147      394         687          33.93
50.01 to 55.00.................      5       2,283,629.24     0.56    456,725.85     2.775      404         669          52.63
55.01 to 60.00.................     26      13,643,663.29     3.37    524,756.28     1.325      415         709          57.50
60.01 to 65.00.................     33      15,674,079.43     3.87    474,972.10     1.300      373         699          63.65
65.01 to 70.00.................    162      85,753,165.56    21.17    529,340.53     1.886      388         700          69.36
70.01 to 75.00.................    116      75,466,165.03    18.63    650,570.39     1.841      383         694          74.08
75.01 to 80.00.................    426     186,410,479.67    46.02    437,583.29     1.733      383         704          79.60
80.01 to 85.00.................      8       2,194,900.00     0.54    274,362.50     2.681      360         706          83.78
85.01 to 90.00.................     46      13,448,779.69     3.32    292,364.78     3.757      360         685          89.58
90.01 to 95.00.................     17       4,461,237.20     1.10    262,425.72     3.809      379         716          95.00
                                   ---    ---------------   ------
   Total.....................      851    $405,088,779.55   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 2 is approximately 74.77%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 2 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
STATE                             LOANS     OUTSTANDING      GROUP 2       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-----                           --------  ---------------  ----------  -----------  --------  ---------  --------  --------
Arizona ......................      29    $ 11,634,805.42      2.87%    401,200.19    2.152      370        687      75.33
California ...................     477     266,753,871.34     65.85     559,232.43    1.709      390        701      74.31
Colorado .....................      10       4,348,521.73      1.07     434,852.17    1.720      376        701      68.05
Connecticut ..................       9       5,399,650.00      1.33     599,961.11    1.816      374        685      70.60
District Of Columbia .........       1         319,900.00      0.08     319,900.00    1.500      360        640      70.00
Florida ......................     127      39,195,853.05      9.68     308,628.76    1.912      380        700      76.49
Georgia ......................       5       2,065,299.00      0.51     413,059.80    1.529      360        683      75.60
Hawaii .......................       9       5,035,786.24      1.24     559,531.80    1.587      393        705      74.85
Idaho ........................       5       3,091,834.00      0.76     618,366.80    1.429      414        725      68.89
Illinois .....................      10       3,352,568.00      0.83     335,256.80    2.271      360        646      80.46
Indiana ......................       1          55,500.00      0.01      55,500.00    2.500      360        783      79.29
Louisiana ....................       2         358,400.00      0.09     179,200.00    3.283      360        771      93.87
Maryland .....................       8       4,087,510.54      1.01     510,938.82    2.412      360        711      76.76
Massachusetts ................      24       7,582,797.60      1.87     315,949.90    2.201      365        681      77.40
Minnesota ....................       5       1,227,989.87      0.30     245,597.97    2.259      360        661      81.18
Mississippi ..................       1          99,600.00      0.02      99,600.00    3.250      360        718      80.00
Nevada .......................      41      12,993,341.79      3.21     316,910.78    2.292      370        707      77.89
New Hampshire ................       2         318,075.00      0.08     159,037.50    2.936      410        660      70.85
New Jersey ...................       9       3,452,351.71      0.85     383,594.63    2.920      360        697      76.21
New York .....................       9       4,100,516.93      1.01     455,612.99    2.713      360        720      72.60
North Carolina ...............       9       7,842,636.15      1.94     871,404.02    3.662      359        705      75.09
Oregon .......................       8       3,099,883.00      0.77     387,485.38    1.632      375        716      76.05
Pennsylvania .................       4       1,010,600.00      0.25     252,650.00    2.001      360        714      82.65
Rhode Island .................       2         545,000.00      0.13     272,500.00    2.422      360        709      84.37
South Carolina ...............       2       1,850,000.00      0.46     925,000.00    1.405      360        698      64.95
Tennessee ....................       1         107,200.00      0.03     107,200.00    1.000      360        663      76.57
Texas ........................       4       1,720,316.00      0.42     430,079.00    1.275      369        699      80.00
Utah .........................       5       1,853,800.00      0.46     370,760.00    2.089      360        702      73.01
Virginia .....................      13       5,727,997.18      1.41     440,615.17    2.118      369        710      74.76
Washington ...................      17       5,426,875.00      1.34     319,227.94    1.724      364        692      75.68
Wisconsin ....................       2         430,300.00      0.11     215,150.00    3.113      360        688      88.11
   Total .....................     ---    ---------------    ------
                                   851    $405,088,779.55    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, no more than approximately 1.439% of the Mortgage Loans in Loan Group 2 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
LOAN PURPOSE                      LOANS     OUTSTANDING      GROUP 2       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------                    --------  ---------------  ----------  -----------  --------  ---------  --------  --------
Refinance (cash-out) .........     294    $144,252,333.61     35.61%    490,654.20    1.898      387        698      71.66
Purchase .....................     399     179,038,922.85     44.20     448,719.10    1.822      384        705      77.25
Refinance (rate/term)  .......     158      81,797,523.09     20.19     517,705.84    1.813      378        693      74.80
   Total .....................     ---    ---------------    ------
                                   851    $405,088,779.55    100.00%
                                   ===    ===============    ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
PROPERTY TYPE                     LOANS     OUTSTANDING      GROUP 2       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-------------                   --------  ---------------  ----------  -----------  --------  ---------  --------  --------
2-4 Family Residence .........      72    $ 37,039,836.03      9.14%    514,442.17    1.930      382        698      73.12
High-rise Condominium ........      22      10,248,331.10      2.53     465,833.23    2.834      377        688      75.30
Low-rise Condominium .........     121      37,520,572.78      9.26     310,087.38    2.103      383        708      75.71
Planned Unit Development .....     182      92,352,130.44     22.80     507,429.29    1.660      378        707      74.92
Single Family Residence ......     454     227,927,909.20     56.27     502,043.85    1.824      387        697      74.79
   Total .....................     ---    ---------------    ------
                                   851    $405,088,779.55    100.00%
                                   ===    ===============    ======

----------
(1)  Treated as real property.

                               OCCUPANCY TYPES(1)

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
OCCUPANCY TYPE                    LOANS     OUTSTANDING      GROUP 2       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
--------------                  --------  ---------------  ----------  -----------  --------  ---------  --------  --------
Investment Property ..........     176    $ 65,867,903.20     16.26%    374,249.45    2.427      388        705      72.22
Primary Residence ............     597     306,291,877.19     75.61     513,051.72    1.717      384        698      74.99
Secondary Residence ..........      78      32,928,999.16      8.13     422,166.66    1.904      376        709      77.75
   Total .....................     ---    ---------------    ------
                                   851    $405,088,779.55    100.00%
                                   ===    ===============    ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                                                         WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED  WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT    FICO    LOAN-TO-
REMAINING                       MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   CREDIT     VALUE
TERM TO MATURITY (MONTHS)         LOANS     OUTSTANDING      GROUP 2        ($)       RATE(%)    SCORE   RATIO(%)
-------------------------       --------  ---------------  ----------  ------------  --------  --------  --------
480 ..........................     153    $ 77,969,635.00     19.25%     509,605.46    1.625      709      73.14
479 ..........................       6       2,363,488.68      0.58      393,914.78    7.499      739      74.28
478 ..........................       1         564,041.91      0.14      564,041.91    7.250      677      80.00
360 ..........................     638     302,846,860.50     74.76      474,681.60    1.478      698      75.06
359 ..........................      45      16,883,669.39      4.17      375,192.65    7.077      698      77.01
358 ..........................       3       3,050,782.82      0.75    1,016,927.61    7.476      685      71.82
357 ..........................       2         390,070.72      0.10      195,035.36    7.980      687      84.61
354 ..........................       2         768,069.95      0.19      384,034.98    6.803      644      76.69
349 ..........................       1         252,160.58      0.06      252,160.58    6.875      667      80.00
   Total .....................     ---    ---------------    ------
                                   851    $405,088,779.55    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 2 is approximately 384 months.

                                GROSS MARGINS(1)

                                                                                               WEIGHTED            WEIGHTED
                                                          PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE     MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL     LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE        LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING     GROUP 2        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------                --------  --------------  ----------  ------------  --------  ---------  --------  --------
0.900 ........................      1     $   226,383.00     0.06%      226,383.00    1.000      360        651      37.42
1.025 ........................      1         414,000.00     0.10       414,000.00    2.000      360        662      90.00
1.900 ........................      1         367,500.00     0.09       367,500.00    1.000      360        752      46.52
1.925 ........................      1         994,000.00     0.25       994,000.00    1.000      360        711      69.98
2.150 ........................      4       2,258,540.00     0.56       564,635.00    1.168      360        763      78.45
2.200 ........................      4       3,145,425.00     0.78       786,356.25    1.084      373        720      69.00
2.275 ........................      6       5,034,797.44     1.24       839,132.91    1.155      360        735      70.22
2.325 ........................      4       2,668,666.00     0.66       667,166.50    1.208      360        714      72.64
2.400 ........................      7       5,553,800.00     1.37       793,400.00    1.120      390        722      72.26
2.450 ........................      4       3,261,000.00     0.81       815,250.00    1.074      360        693      42.08
2.525 ........................     11       7,077,634.30     1.75       643,421.30    1.644      367        734      75.23
2.600 ........................      8       5,086,993.00     1.26       635,874.13    1.154      409        736      74.88
2.650 ........................     10       5,972,050.00     1.47       597,205.00    1.231      403        717      71.08
2.725 ........................      9       4,326,730.00     1.07       480,747.78    1.214      383        698      75.19
2.775 ........................      7       3,728,150.00     0.92       532,592.86    1.016      360        733      78.62
2.800 ........................      1         653,625.00     0.16       653,625.00    2.000      480        683      75.00
2.850 ........................     11       5,797,370.84     1.43       527,033.71    1.626      373        692      72.65
2.900 ........................     37      23,221,786.83     5.73       627,615.86    1.515      391        722      72.36
2.950 ........................      2         738,587.37     0.18       369,293.69    4.245      424        725      77.67
2.975 ........................     17      11,354,000.00     2.80       667,882.35    1.138      389        722      72.57
3.000 ........................      2         848,000.00     0.21       424,000.00    1.708      360        690      80.00
3.025 ........................     26      12,055,094.78     2.98       463,657.49    1.811      388        701      76.15
3.050 ........................      2       1,174,083.00     0.29       587,041.50    1.750      360        731      65.89
3.075 ........................      1         367,160.00     0.09       367,160.00    7.000      359        747      80.00
3.100 ........................     19      10,425,410.00     2.57       548,705.79    1.234      375        710      76.58
3.150 ........................     39      18,165,446.29     4.48       465,780.67    1.749      371        719      74.62
3.175 ........................      1         881,250.00     0.22       881,250.00    1.750      360        701      75.00
3.200 ........................      7       2,394,372.57     0.59       342,053.22    4.793      359        712      71.91
3.225 ........................     36      20,095,207.51     4.96       558,200.21    1.343      392        694      75.10
3.275 ........................     40      18,598,758.96     4.59       464,968.97    1.721      377        694      73.02
3.300 ........................      1         813,750.00     0.20       813,750.00    1.750      360        772      75.00
3.350 ........................     33      17,259,687.50     4.26       523,020.83    1.336      393        693      74.19
3.375 ........................      1         277,000.00     0.07       277,000.00    1.000      360        636      61.56
3.400 ........................     84      35,636,304.26     8.80       424,241.72    2.569      385        699      76.01
3.425 ........................      1       1,358,000.00     0.34     1,358,000.00    2.250      360        727      70.00
3.450 ........................      3         912,781.08     0.23       304,260.36    4.736      359        728      77.65

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE    CURRENT    TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING     GROUP 2      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
----------------                --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
3.525 ........................      30      14,407,264.75     3.56    480,242.16    1.459      389         698          75.98
3.550 ........................       4       1,433,000.00     0.35    358,250.00    1.848      404         722          78.29
3.575 ........................       4       3,295,074.53     0.81    823,768.63    6.679      358         684          70.93
3.600 ........................      45      15,958,447.86     3.94    354,632.17    1.970      381         712          77.75
3.650 ........................      24      12,757,063.11     3.15    531,544.30    1.692      391         681          75.42
3.725 ........................      24      10,881,013.00     2.69    453,375.54    1.538      371         691          75.07
3.750 ........................       2         346,000.00     0.09    173,000.00    2.091      360         668          81.06
3.775 ........................       2         976,000.00     0.24    488,000.00    2.850      360         701          87.56
3.800 ........................      34      13,819,091.40     3.41    406,443.86    1.733      387         684          73.92
3.850 ........................       3         945,000.00     0.23    315,000.00    1.750      480         748          67.07
3.875 ........................      18      10,496,359.00     2.59    583,131.06    1.737      414         680          74.87
3.925 ........................       2         351,913.73     0.09    175,956.87    3.125      360         716          84.58
3.950 ........................      24       8,749,516.00     2.16    364,563.17    1.595      378         662          75.37
3.975 ........................       1         114,100.00     0.03    114,100.00    2.875      360         765          89.88
4.000 ........................     152      65,210,336.10    16.10    429,015.37    2.036      387         686          75.47
4.050 ........................      12       4,306,263.00     1.06    358,855.25    2.753      379         677          75.28
4.150 ........................       3         865,760.00     0.21    288,586.67    3.655      426         713          92.77
4.225 ........................       1         109,630.00     0.03    109,630.00    4.125      360         694          95.00
4.275 ........................       1         148,635.00     0.04    148,635.00    3.375      360         631          90.00
4.350 ........................       1         175,000.00     0.04    175,000.00    3.250      360         755          83.33
4.400 ........................       3         862,162.08     0.21    287,387.36    4.825      359         686          89.95
4.475 ........................       1         361,250.00     0.09    361,250.00    3.250      360         713          85.00
4.500 ........................       1         326,000.00     0.08    326,000.00    2.625      360         735          81.50
4.525 ........................       1         199,786.00     0.05    199,786.00    4.125      360         669          95.00
4.600 ........................       1         205,000.00     0.05    205,000.00    3.000      360         661          89.13
4.650 ........................       1         143,763.30     0.04    143,763.30    8.500      359         671          90.00
4.725 ........................       2         718,000.00     0.18    359,000.00    3.500      360         745          89.97
4.775 ........................       2         497,750.00     0.12    248,875.00    4.256      360         706          94.99
4.850 ........................       1         349,200.00     0.09    349,200.00    3.750      360         692          90.00
4.875 ........................       1         345,984.09     0.09    345,984.09    4.250      359         736          88.85
4.900 ........................       1         564,146.87     0.14    564,146.87    8.750      359         661          89.84
5.100 ........................       1         321,300.00     0.08    321,300.00    4.000      360         631          90.00
5.125 ........................       1         181,925.00     0.04    181,925.00    4.125      360         799          95.00
5.150 ........................       2         691,500.00     0.17    345,750.00    4.000      360         641          89.81
5.250 ........................       1         303,000.00     0.07    303,000.00    4.500      360         668          89.12
5.500 ........................       1         387,000.00     0.10    387,000.00    4.000      360         623          90.00
5.550 ........................       1         142,200.00     0.04    142,200.00    4.750      360         658          90.00
                                   ---    ---------------   ------
   Total .....................     851    $405,088,779.55   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 2 was approximately 3.384%.

                            MAXIMUM MORTGAGE RATES(1)

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE    CURRENT    TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MAXIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 2      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------------------       --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
9.950 ........................     842    $402,886,325.08    99.46%   478,487.32    1.834      384         700          74.71
9.995 ........................       1         532,727.44     0.13    532,727.44    7.250      359         703          78.53
10.450 .......................       1         141,085.00     0.03    141,085.00    1.500      360         690          70.00
10.950 .......................       3         595,910.00     0.15    198,636.67    3.000      360         678          89.63
11.075 .......................       1         199,786.00     0.05    199,786.00    4.125      360         669          95.00
11.200 .......................       1         349,200.00     0.09    349,200.00    3.750      360         692          90.00
11.450 .......................       1         236,000.00     0.06    236,000.00    1.500      360         672          80.00
12.950 .......................       1         147,746.03     0.04    147,746.03    7.250      359         749          80.00
                                   ---    ---------------   ------
   Total .....................     851    $405,088,779.55   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 2 was approximately 9.955%.

                            MINIMUM MORTGAGE RATES(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE    CURRENT    TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------------------       --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
0.900 ........................       1    $    226,383.00     0.06%    226,383.00    1.000      360         651          37.42
1.025 ........................       1         414,000.00     0.10     414,000.00    2.000      360         662          90.00
1.900 ........................       1         367,500.00     0.09     367,500.00    1.000      360         752          46.52
1.925 ........................       1         994,000.00     0.25     994,000.00    1.000      360         711          69.98
2.150 ........................       4       2,258,540.00     0.56     564,635.00    1.168      360         763          78.45
2.200 ........................       4       3,145,425.00     0.78     786,356.25    1.084      373         720          69.00
2.275 ........................       6       5,034,797.44     1.24     839,132.91    1.155      360         735          70.22
2.325 ........................       4       2,668,666.00     0.66     667,166.50    1.208      360         714          72.64
2.400 ........................       7       5,553,800.00     1.37     793,400.00    1.120      390         722          72.26
2.450 ........................       4       3,261,000.00     0.81     815,250.00    1.074      360         693          42.08
2.525 ........................      11       7,077,634.30     1.75     643,421.30    1.644      367         734          75.23
2.600 ........................       8       5,086,993.00     1.26     635,874.13    1.154      409         736          74.88
2.650 ........................      10       5,972,050.00     1.47     597,205.00    1.231      403         717          71.08
2.725 ........................       9       4,326,730.00     1.07     480,747.78    1.214      383         698          75.19
2.775 ........................       7       3,728,150.00     0.92     532,592.86    1.016      360         733          78.62
2.800 ........................       1         653,625.00     0.16     653,625.00    2.000      480         683          75.00
2.850 ........................      11       5,797,370.84     1.43     527,033.71    1.626      373         692          72.65
2.900 ........................      37      23,221,786.83     5.73     627,615.86    1.515      391         722          72.36
2.950 ........................       2         738,587.37     0.18     369,293.69    4.245      424         725          77.67
2.975 ........................      17      11,354,000.00     2.80     667,882.35    1.138      389         722          72.57
3.000 ........................       2         848,000.00     0.21     424,000.00    1.708      360         690          80.00
3.025 ........................      26      12,055,094.78     2.98     463,657.49    1.811      388         701          76.15
3.050 ........................       2       1,174,083.00     0.29     587,041.50    1.750      360         731          65.89
3.075 ........................       1         367,160.00     0.09     367,160.00    7.000      359         747          80.00
3.100 ........................      19      10,425,410.00     2.57     548,705.79    1.234      375         710          76.58
3.150 ........................      39      18,165,446.29     4.48     465,780.67    1.749      371         719          74.62
3.175 ........................       1         881,250.00     0.22     881,250.00    1.750      360         701          75.00
3.200 ........................       7       2,394,372.57     0.59     342,053.22    4.793      359         712          71.91
3.225 ........................      36      20,095,207.51     4.96     558,200.21    1.343      392         694          75.10
3.275 ........................      40      18,598,758.96     4.59     464,968.97    1.721      377         694          73.02
3.300 ........................       1         813,750.00     0.20     813,750.00    1.750      360         772          75.00
3.350 ........................      33      17,259,687.50     4.26     523,020.83    1.336      393         693          74.19
3.375 ........................       1         277,000.00     0.07     277,000.00    1.000      360         636          61.56
3.400 ........................      84      35,636,304.26     8.80     424,241.72    2.569      385         699          76.01
3.425 ........................       1       1,358,000.00     0.34   1,358,000.00    2.250      360         727          70.00
3.450 ........................       3         912,781.08     0.23     304,260.36    4.736      359         728          77.65

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE    CURRENT    TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------------------       --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
3.525 ........................      30      14,407,264.75     3.56     480,242.16    1.459      389         698          75.98
3.550 ........................       4       1,433,000.00     0.35     358,250.00    1.848      404         722          78.29
3.575 ........................       4       3,295,074.53     0.81     823,768.63    6.679      358         684          70.93
3.600 ........................      45      15,958,447.86     3.94     354,632.17    1.970      381         712          77.75
3.650 ........................      24      12,757,063.11     3.15     531,544.30    1.692      391         681          75.42
3.725 ........................      24      10,881,013.00     2.69     453,375.54    1.538      371         691          75.07
3.750 ........................       2         346,000.00     0.09     173,000.00    2.091      360         668          81.06
3.775 ........................       2         976,000.00     0.24     488,000.00    2.850      360         701          87.56
3.800 ........................      34      13,819,091.40     3.41     406,443.86    1.733      387         684          73.92
3.850 ........................       3         945,000.00     0.23     315,000.00    1.750      480         748          67.07
3.875 ........................      18      10,496,359.00     2.59     583,131.06    1.737      414         680          74.87
3.925 ........................       2         351,913.73     0.09     175,956.87    3.125      360         716          84.58
3.950 ........................      24       8,749,516.00     2.16     364,563.17    1.595      378         662          75.37
3.975 ........................       1         114,100.00     0.03     114,100.00    2.875      360         765          89.88
4.000 ........................     152      65,210,336.10    16.10     429,015.37    2.036      387         686          75.47
4.050 ........................      12       4,306,263.00     1.06     358,855.25    2.753      379         677          75.28
4.150 ........................       3         865,760.00     0.21     288,586.67    3.655      426         713          92.77
4.225 ........................       1         109,630.00     0.03     109,630.00    4.125      360         694          95.00
4.275 ........................       1         148,635.00     0.04     148,635.00    3.375      360         631          90.00
4.350 ........................       1         175,000.00     0.04     175,000.00    3.250      360         755          83.33
4.400 ........................       3         862,162.08     0.21     287,387.36    4.825      359         686          89.95
4.475 ........................       1         361,250.00     0.09     361,250.00    3.250      360         713          85.00
4.500 ........................       1         326,000.00     0.08     326,000.00    2.625      360         735          81.50
4.525 ........................       1         199,786.00     0.05     199,786.00    4.125      360         669          95.00
4.600 ........................       1         205,000.00     0.05     205,000.00    3.000      360         661          89.13
4.650 ........................       1         143,763.30     0.04     143,763.30    8.500      359         671          90.00
4.725 ........................       2         718,000.00     0.18     359,000.00    3.500      360         745          89.97
4.775 ........................       2         497,750.00     0.12     248,875.00    4.256      360         706          94.99
4.850 ........................       1         349,200.00     0.09     349,200.00    3.750      360         692          90.00
4.875 ........................       1         345,984.09     0.09     345,984.09    4.250      359         736          88.85
4.900 ........................       1         564,146.87     0.14     564,146.87    8.750      359         661          89.84
5.100 ........................       1         321,300.00     0.08     321,300.00    4.000      360         631          90.00
5.125 ........................       1         181,925.00     0.04     181,925.00    4.125      360         799          95.00
5.150 ........................       2         691,500.00     0.17     345,750.00    4.000      360         641          89.81
5.250 ........................       1         303,000.00     0.07     303,000.00    4.500      360         668          89.12
5.500 ........................       1         387,000.00     0.10     387,000.00    4.000      360         623          90.00
5.550 ........................       1         142,200.00     0.04     142,200.00    4.750      360         658          90.00
                                   ---    ---------------   ------
   Total .....................     851    $405,088,779.55   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 2 was approximately 3.384%.

                          INITIAL RATE ADJUSTMENT DATES

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
INITIAL RATE ADJUSTMENT DATE      LOANS     OUTSTANDING     GROUP 2      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
----------------------------    --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
June  1, 2005 ................       1    $    252,160.58     0.06%   252,160.58    6.875      349         667          80.00
November 1, 2005 .............       2         768,069.95     0.19    384,034.98    6.803      354         644          76.69
February 1, 2006 .............       2         390,070.72     0.10    195,035.36    7.980      357         687          84.61
March 1, 2006 ................       4       3,614,824.73     0.89    903,706.18    7.441      377         684          73.10
April 1, 2006 ................      48      18,628,633.85     4.60    388,096.54    7.240      374         702          76.41
May 1, 2006 ..................     655     318,554,038.50    78.64    486,342.04    1.485      387         702          74.58
June 1, 2006 .................     103      47,855,960.22    11.81    464,620.97    1.422      367         692          75.08
July 1, 2006 .................      29      12,516,721.00     3.09    431,611.07    2.322      374         704          75.32
August 1, 2006 ...............       7       2,508,300.00     0.62    358,328.57    2.496      410         717          77.63
                                   ---    ---------------   ------
   Total .....................     851    $405,088,779.55   100.00%
                                   ===    ===============   ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
MAXIMUM NEGATIVE                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
AMORTIZATION (%)                  LOANS     OUTSTANDING     GROUP 2      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
----------------                --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
110 ..........................       9    $  4,100,516.93     1.01%   455,612.99    2.713      360         720          72.60
115 ..........................     842     400,988,262.62    98.99    476,233.09    1.839      384         700          74.79
                                   ---    ---------------   ------
   Total .....................     851    $405,088,779.55   100.00%
                                   ===    ===============   ======

----------
(1)  Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
FIXED RATE PERIOD (MONTHS)        LOANS     OUTSTANDING     GROUP 2      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------      --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
1 ............................     812    $389,445,234.33    96.14%   479,612.36    1.825      384         700          74.71
3 ............................      39      15,643,545.22     3.86    401,116.54    2.407      379         707          76.06
                                   ---    ---------------   ------
   Total .....................     851    $405,088,779.55   100.00%
                                   ===    ===============   ======

                     PREPAYMENT CHARGE PERIOD AT ORIGINATION

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
PREPAYMENT CHARGE               MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PERIOD (MONTHS)                   LOANS     OUTSTANDING     GROUP 2       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-----------------               --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
12 ...........................     849    $402,327,455.02    99.32%    473,883.93    1.809      384         700          74.80
30 ...........................       2       2,761,324.53     0.68   1,380,662.27    7.500      358         689          70.00
                                   ---    ---------------   ------
   Total .....................     851    $405,088,779.55   100.00%
                                   ===    ===============   ======

                         INITIAL PAYMENT RECAST PERIODS

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
INITIAL PAYMENT                 MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
RECAST PERIOD (MONTHS)            LOANS     OUTSTANDING     GROUP 2      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
--------------------------      --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
60 ...........................      21    $  7,806,597.73     1.93%   371,742.75    3.020      359         708          77.85
120 ..........................     830     397,282,181.82    98.07    478,653.23    1.824      384         700          74.71
                                   ---    ---------------   ------
   Total .....................     851    $405,088,779.55   100.00%
                                   ===    ===============   ======

                                  LOAN GROUP 3

                                  LOAN PROGRAMS

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
TYPE OF PROGRAM                   LOANS     OUTSTANDING     GROUP 3      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
---------------                 --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
One-Year MTA .................     252    $125,774,593.38   100.00%   499,105.53    1.666      372         707          72.69
                                   ---    ---------------   ------
   Total .....................     252    $125,774,593.38   100.00%
                                   ===    ===============   ======

                            CURRENT MORTGAGE RATES(1)

                                                            PERCENT                WEIGHTED
                                                              OF       AVERAGE     AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL   REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING   MATURITY  FICO CREDIT  LOAN-TO-VALUE
CURRENT MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 3      ($)       (MONTHS)     SCORE       RATIO (%)
-------------------------       --------  ---------------  --------  -----------  ---------  -----------  -------------
1.000 ........................      71    $ 37,853,244.00    30.10%   533,144.28     360         718          72.61
1.250 ........................      22      11,386,182.00     9.05    517,553.73     440         712          74.31
1.375 ........................       1         225,000.00     0.18    225,000.00     360         715          69.23
1.500 ........................      60      28,739,473.00    22.85    478,991.22     360         680          73.28
1.750 ........................      36      20,828,061.37    16.56    578,557.26     376         722          67.58
2.000 ........................      12       5,838,250.00     4.64    486,520.83     360         678          75.93
2.160 ........................       1         223,200.00     0.18    223,200.00     360         697          90.00
2.175 ........................       1         283,500.00     0.23    283,500.00     360         730          90.00
2.250 ........................      11       7,069,800.00     5.62    642,709.09     377         719          71.67
2.260 ........................       2         359,237.00     0.29    179,618.50     360         673          89.36
2.500 ........................      14       4,331,333.00     3.44    309,380.93     366         733          80.52
2.750 ........................       4       1,394,380.00     1.11    348,595.00     393         660          74.72
2.910 ........................       1         256,500.00     0.20    256,500.00     360         751          89.99
3.000 ........................       6       3,192,363.00     2.54    532,060.50     360         716          78.67
3.250 ........................       2         930,000.00     0.74    465,000.00     360         721          75.35
3.500 ........................       1         143,910.00     0.11    143,910.00     360         636          90.00
3.750 ........................       1         269,656.00     0.21    269,656.00     360         746          95.00
7.125 ........................       1         124,738.42     0.10    124,738.42     353         640          72.94
7.250 ........................       4       2,215,157.96     1.76    553,789.49     375         682          62.00
7.500 ........................       1         110,607.63     0.09    110,607.63     478         772          80.00
                                   ---    ---------------   ------
   Total .....................     252    $125,774,593.38   100.00%
                                   ===    ===============   ======

----------
(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table net of the interest premium charge by the related lenders. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 3 (as so adjusted) is expected to be approximately 1.660% per annum. Without the adjustment, the weighted average current mortgage rate of the Mortgage Loans in Loan Group 3 is expected to be approximately 1.666% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
RANGE OF CURRENT MORTGAGE       MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
LOAN PRINCIPAL BALANCES ($)       LOANS     OUTSTANDING      GROUP 3        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
---------------------------     --------  ---------------  ----------  ------------  --------  ---------  --------  --------
50,000.01 - 100,000.00 .......      4     $    345,025.00      0.27%      86,256.25    1.731      360        708      68.07
100,000.01 - 150,000.00 ......      9        1,138,694.05      0.91      126,521.56    3.062      371        693      76.79
150,000.01 - 200,000.00 ......     16        2,900,261.15      2.31      181,266.32    2.197      375        699      76.25
200,000.01 - 250,000.00 ......     18        4,043,668.76      3.22      224,648.26    2.036      393        698      75.97
250,000.01 - 300,000.00 ......     26        7,098,808.00      5.64      273,031.08    1.960      369        697      80.51
300,000.01 - 350,000.00 ......     18        5,879,517.20      4.67      326,639.84    1.892      387        704      74.96
350,000.01 - 400,000.00 ......     15        5,616,580.00      4.47      374,438.67    1.435      392        683      75.75
400,000.01 - 450,000.00 ......     22        9,450,868.00      7.51      429,584.91    1.529      365        722      72.02
450,000.01 - 500,000.00 ......     26       12,210,618.00      9.71      469,639.15    1.398      365        714      76.76
500,000.01 - 550,000.00 ......     19        9,997,250.00      7.95      526,171.05    1.642      379        715      74.20
550,000.01 - 600,000.00 ......     11        6,311,164.00      5.02      573,742.18    1.384      360        705      77.02
600,000.01 - 650,000.00 ......     14        8,848,505.48      7.04      632,036.11    1.684      377        730      69.41
650,000.01 - 700,000.00 ......     11        7,514,992.00      5.97      683,181.09    1.275      360        704      73.17
700,000.01 - 750,000.00 ......     10        7,258,750.00      5.77      725,875.00    1.328      372        700      72.73
750,000.01- 1,000,000.00 .....     17       15,452,985.89     12.29      908,999.17    1.585      383        707      65.32
1,000,000.01- 1,500,000.00 ...     13       16,206,420.00     12.89    1,246,647.69    1.393      360        705      72.26
1,500,000.01- 2,000,000.00 ...      3        5,500,485.85      4.37    1,833,495.28    3.614      359        685      63.15
   Total .....................    ---     ---------------    ------
                                  252     $125,774,593.38    100.00%
                                  ===     ===============    ======

----------
(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 3 is approximately $499,106.

                              FICO CREDIT SCORES(1)

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
RANGE OF FICO CREDIT SCORES       LOANS     OUTSTANDING      GROUP 3       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
---------------------------     --------  ---------------  ----------  -----------  --------  ---------  --------  --------
601-620 ......................      1     $    386,758.00      0.31%    386,758.00    1.500      360        620      72.70
621-640 ......................     18        8,074,948.42      6.42     448,608.25    1.722      363        631      71.60
641-660 ......................     23       10,935,205.00      8.69     475,443.70    1.712      379        650      72.37
661-680 ......................     39       19,435,676.76     15.45     498,350.69    2.042      376        670      70.59
681-700 ......................     41       20,094,814.00     15.98     490,117.41    1.475      370        690      73.08
701-720 ......................     42       22,572,529.00     17.95     537,441.17    1.606      369        709      76.03
721-740 ......................     24       12,247,969.89      9.74     510,332.08    1.503      372        729      68.66
741-760 ......................     21        9,432,854.00      7.50     449,183.52    1.584      373        752      77.39
761-780 ......................     26       15,284,308.31     12.15     587,858.01    1.641      377        768      72.95
781-800 ......................     10        4,711,880.00      3.75     471,188.00    1.930      365        790      69.49
801-820 ......................      6        2,345,600.00      1.86     390,933.33    1.198      360        809      65.91
Not Available ................      1          252,050.00      0.20     252,050.00    1.500      360        N/A      79.99
   Total .....................    ---     ---------------    ------
                                  252     $125,774,593.38    100.00%
                                  ===     ===============    ======

----------
(1) As of the cut-off date, the weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans in Loan Group 3 is approximately 707.

                             DOCUMENTATION PROGRAMS

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
DOCUMENTATION PROGRAMS            LOANS     OUTSTANDING      GROUP 3       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------------          --------  ---------------  ----------  -----------  --------  ---------  --------  --------
Full/Alternative .............      22    $  7,940,417.35      6.31%    360,928.06    2.049      373        693      75.14
Reduced ......................     206     108,654,266.38     86.39     527,447.90    1.645      372        706      72.52
Stated Income/Stated Asset ...      24       9,179,909.65      7.30     382,496.24    1.577      365        728      72.56
   Total .....................     ---    ---------------    ------
                                   252    $125,774,593.38    100.00%
                                   ===    ===============    ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
RANGE OF ORIGINAL               MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
LOAN-TO-VALUE RATIOS(%)           LOANS     OUTSTANDING      GROUP 3       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-----------------------         --------  ---------------  ----------  -----------  --------  ---------  --------  --------
50.00 or Less ................      11     $ 6,425,385.89      5.11%    584,125.99    1.595      360        713      37.83
50.01 to 55.00 ...............       3       2,217,485.85      1.76     739,161.95    5.381      359        686      53.56
55.01 to 60.00 ...............       7       3,148,850.00      2.50     449,835.71    1.295      360        717      58.90
60.01 to 65.00 ...............      12       8,310,730.00      6.61     692,560.83    1.465      368        666      63.57
65.01 to 70.00 ...............      44      24,116,784.63     19.17     548,108.74    1.722      374        722      69.11
70.01 to 75.00 ...............      45      27,555,115.42     21.91     612,335.90    1.455      378        693      74.15
75.01 to 80.00 ...............     111      49,180,653.83     39.10     443,068.95    1.537      372        714      79.73
80.01 to 85.00 ...............       3         872,100.00      0.69     290,700.00    2.500      360        702      85.00
85.01 to 90.00 ...............      10       2,485,468.76      1.98     248,546.88    2.865      360        696      89.65
90.01 to 95.00 ...............       6       1,462,019.00      1.16     243,669.83    3.138      360        718      94.95
   Total .....................     ---    ---------------    ------
                                   252    $125,774,593.38    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 3 is approximately 72.69%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 3 that may exist at the time of origination.

                  STATE DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                                WEIGHTED            WEIGHTED
                                                           PERCENT OF     AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE     PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN      BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN      OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
STATE                             LOANS     OUTSTANDING      GROUP 3        ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
-----                           --------  ---------------  ----------  ------------  --------  ---------  --------  --------
Alabama ......................       1    $    675,000.00      0.54%     675,000.00    1.000      360        711      75.00
Arizona ......................       8       3,664,452.00      2.91      458,056.50    1.432      392        712      73.27
California ...................     115      67,358,165.57     53.55      585,723.18    1.490      375        705      70.84
Colorado .....................       4       2,067,000.00      1.64      516,750.00    1.618      415        775      71.36
Connecticut ..................       1         650,000.00      0.52      650,000.00    2.500      360        792      78.79
Florida ......................      28      10,729,477.57      8.53      383,195.63    1.697      368        706      75.97
Georgia ......................       2         884,500.00      0.70      442,250.00    1.386      360        679      75.59
Illinois .....................      13       6,828,620.00      5.43      525,278.46    1.900      360        742      73.29
Indiana ......................       1         282,000.00      0.22      282,000.00    2.000      360        669      88.13
Kansas .......................       1          96,600.00      0.08       96,600.00    1.500      360        723      69.99
Maryland .....................       6       3,075,100.00      2.44      512,516.67    1.844      360        709      76.88
Massachusetts ................       4       1,365,900.00      1.09      341,475.00    1.277      360        691      70.80
Michigan .....................       3       1,577,500.00      1.25      525,833.33    1.887      360        725      54.38
Minnesota ....................       4       1,397,200.00      1.11      349,300.00    1.382      360        697      70.70
Missouri .....................       1         151,200.00      0.12      151,200.00    2.750      360        661      90.00
Nevada .......................       8       3,691,118.00      2.93      461,389.75    1.431      360        711      77.34
New Jersey ...................      17       8,174,605.85      6.50      480,859.17    2.800      364        688      71.45
New Mexico ...................       4         626,366.39      0.50      156,591.60    4.746      381        694      86.18
New York .....................       6       1,803,000.00      1.43      300,500.00    1.374      360        693      75.26
North Carolina ...............       1       1,100,000.00      0.87    1,100,000.00    1.500      360        751      78.57
Oregon .......................       4       1,448,664.00      1.15      362,166.00    1.340      382        727      80.00
Pennsylvania .................       1         143,910.00      0.11      143,910.00    3.500      360        636      90.00
South Carolina ...............       1         205,000.00      0.16      205,000.00    1.000      360        687      78.85
Tennessee ....................       1         480,000.00      0.38      480,000.00    2.000      360        643      80.00
Utah .........................       2         502,456.00      0.40      251,228.00    2.592      416        709      88.05
Virginia .....................      10       4,711,008.00      3.75      471,100.80    1.579      360        675      79.45
Washington ...................       3       1,495,750.00      1.19      498,583.33    2.093      399        698      76.61
Wisconsin ....................       2         590,000.00      0.47      295,000.00    2.856      360        745      77.57
   Total .....................     ---    ---------------    ------
                                   252    $125,774,593.38    100.00%
                                   ===    ===============    ======

----------
(1) As of the cut-off date, no more than approximately 2.254% of the Mortgage Loans in Loan Group 3 will be secured by mortgaged properties located in any one postal zip code area.

                                  LOAN PURPOSE

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
LOAN PURPOSE                      LOANS     OUTSTANDING      GROUP 3       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------                    --------  ---------------  ----------  -----------  --------  ---------  --------  --------
Refinance (cash-out) .........      99     $47,699,226.38     37.92%    481,810.37    1.926      372        698      70.44
Purchase .....................     103      48,939,592.63     38.91     475,141.68    1.461      374        717      76.94
Refinance (rate/term)  .......      50      29,135,774.37     23.17     582,715.49    1.583      368        705      69.24
   Total .....................     ---    ---------------    ------
                                   252    $125,774,593.38    100.00%
                                   ===    ===============    ======

                        TYPES OF MORTGAGED PROPERTIES(1)

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
PROPERTY TYPE                     LOANS     OUTSTANDING     GROUP 3      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------                   --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
2-4 Family Residence .........      18    $ 10,559,450.00     8.40%   586,636.11    1.852      364         707          72.33
High-rise Condominium ........       8       4,154,025.00     3.30    519,253.13    1.623      360         713          62.30
Low-rise Condominium .........      25      11,578,228.83     9.21    463,129.15    1.876      386         715          74.65
Planned Unit Development .....      59      29,337,816.04    23.33    497,251.12    1.551      370         716          74.30
Single Family Residence ......     142      70,145,073.51    55.77    493,979.39    1.654      372         701          72.36
                                   ---    ---------------   ------
   Total .....................     252    $125,774,593.38   100.00%
                                   ===    ===============   ======

----------
(1)  Treated as real property.

                               OCCUPANCY TYPES(1)

                                                            PERCENT                          WEIGHTED
                                                              OF       AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE   PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN    BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN    OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
OCCUPANCY TYPE                    LOANS     OUTSTANDING     GROUP 3      ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------                   --------  ---------------  --------  -----------  --------  ---------  -----------  -------------
Investment Property ..........      39    $ 17,560,643.00    13.96%   450,272.90    2.149      368         710          68.17
Primary Residence ............     187      95,462,296.38    75.90    510,493.56    1.585      373         706          72.79
Secondary Residence ..........      26      12,751,654.00    10.14    490,448.23    1.603      369         707          78.19
                                   ---    ---------------   ------
   Total .....................     252    $125,774,593.38   100.00%
                                   ===    ===============   ======

----------
(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                            PERCENT
                                                              OF        AVERAGE    WEIGHTED                  WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT    AVERAGE       ORIGINAL
REMAINING TERM TO MATURITY      MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE  FICO CREDIT  LOAN-TO-VALUE
(MONTHS)                          LOANS     OUTSTANDING     GROUP 3       ($)      RATE (%)     SCORE       RATIO (%)
--------------------------      --------  ---------------  --------  ------------  --------  -----------  -------------
480 ..........................      27    $ 11,962,542.00     9.51%    443,057.11    1.521       706          74.94
479 ..........................       1         319,539.20     0.25     319,539.20    7.250       768          79.01
478 ..........................       1         110,607.63     0.09     110,607.63    7.500       772          80.00
360 ..........................     217     109,746,968.00    87.26     505,746.40    1.556       707          72.98
359 ..........................       3       1,816,701.13     1.44     605,567.04    2.362       739          54.64
358 ..........................       1       1,500,485.85     1.19   1,500,485.85    7.250       664          53.57
357 ..........................       1         193,011.15     0.15     193,011.15    7.250       680          70.00
353 ..........................       1         124,738.42     0.10     124,738.42    7.125       640          72.94
                                   ---    ---------------   ------
   Total .....................     252    $125,774,593.38   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 3 is approximately 372 months.

                                GROSS MARGINS(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
GROSS MARGIN (%)                  LOANS     OUTSTANDING     GROUP 3       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
----------------                --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
1.175 ........................       1    $    234,000.00     0.19%   234,000.00     1.750      480         721          71.34
1.675 ........................       1         334,750.00     0.27    334,750.00     1.250      480         703          65.00
1.925 ........................       1         105,600.00     0.08    105,600.00     1.000      360         667          80.00
1.950 ........................       2         844,000.00     0.67    422,000.00     1.124      360         740          70.70
2.075 ........................       1         540,000.00     0.43    540,000.00     1.250      480         770          80.00
2.300 ........................       2         416,400.00     0.33    208,200.00     2.102      360         707          80.04
2.400 ........................       3       1,350,600.00     1.07    450,200.00     1.469      360         688          63.15
2.575 ........................       4       2,343,006.00     1.86    585,751.50     1.120      360         719          74.92
2.600 ........................       1         440,000.00     0.35    440,000.00     1.750      360         745          80.00
2.650 ........................       4       1,548,254.00     1.23    387,063.50     1.042      380         741          79.98
2.675 ........................       4       1,733,519.00     1.38    433,379.75     1.474      429         697          75.97
2.800 ........................       2       1,226,650.00     0.98    613,325.00     1.000      360         711          77.13
2.875 ........................       2         244,000.00     0.19    122,000.00     2.491      360         739          79.40
2.950 ........................       5       2,233,800.00     1.78    446,760.00     1.297      373         738          79.87
3.000 ........................       1         350,000.00     0.28    350,000.00     1.000      360         803          67.96
3.025 ........................       7       4,589,110.00     3.65    655,587.14     1.131      360         719          71.47
3.050 ........................       1         609,512.00     0.48    609,512.00     1.750      360         715          80.00
3.075 ........................       1         269,656.00     0.21    269,656.00     3.750      360         746          95.00
3.100 ........................      10       5,715,082.00     4.54    571,508.20     1.439      375         714          77.96
3.125 ........................       2         953,000.00     0.76    476,500.00     1.000      360         753          79.59
3.175 ........................       7       3,037,400.00     2.41    433,914.29     1.449      381         681          77.62
3.200 ........................       2         552,238.42     0.44    276,119.21     2.577      451         689          74.53
3.250 ........................      12       6,436,859.00     5.12    536,404.92     1.085      366         695          77.51
3.275 ........................       1         324,000.00     0.26    324,000.00     1.750      360         645          46.35
3.300 ........................      12       5,548,926.00     4.41    462,410.50     1.372      367         674          74.48
3.350 ........................       2       1,991,000.00     1.58    995,500.00     1.750      360         736          78.16
3.400 ........................     109      52,718,954.96    41.92    483,660.14     1.691      368         696          71.48
3.500 ........................       1         143,910.00     0.11    143,910.00     3.500      360         636          90.00
3.575 ........................       2       1,495,000.00     1.19    747,500.00     2.163      438         647          76.74
3.600 ........................       2       1,016,250.00     0.81    508,125.00     1.842      360         638          70.55
3.650 ........................       8       3,890,699.63     3.09    486,337.45     1.789      441         738          72.81
3.800 ........................      33      21,190,979.37    16.85    642,150.89     2.127      361         732          68.00
3.825 ........................       1         283,500.00     0.23    283,500.00     2.875      360         730          90.00
3.850 ........................       1         208,037.00     0.17    208,037.00     2.750      360         682          88.90
4.025 ........................       1         225,000.00     0.18    225,000.00     1.375      360         715          69.23
4.100 ........................       1         223,200.00     0.18    223,200.00     3.000      360         697          90.00
4.150 ........................       1         151,200.00     0.12    151,200.00     2.750      360         661          90.00
4.650 ........................       1         256,500.00     0.20    256,500.00     3.750      360         751          89.99
                                   ---    ---------------   ------
   Total .....................     252    $125,774,593.38   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 3 was approximately 3.342%.

                            MAXIMUM MORTGAGE RATES(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MAXIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 3       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------------------       --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
9.950 ........................     250    $125,366,893.38    99.68%   501,467.57     1.660      372         707          72.63
10.700 .......................       1         151,200.00     0.12    151,200.00     2.750      360         661          90.00
10.950 .......................       1         256,500.00     0.20    256,500.00     3.750      360         751          89.99
                                   ---    ---------------   ------
   Total .....................     252    $125,774,593.38   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 3 was approximately 9.953%.

                            MINIMUM MORTGAGE RATES(1)

                                                            PERCENT                           WEIGHTED
                                                              OF        AVERAGE    WEIGHTED   AVERAGE                   WEIGHTED
                                 NUMBER      AGGREGATE     MORTGAGE    PRINCIPAL    AVERAGE  REMAINING    WEIGHTED      AVERAGE
                                   OF        PRINCIPAL     LOANS IN     BALANCE     CURRENT   TERM TO     AVERAGE       ORIGINAL
                                MORTGAGE      BALANCE        LOAN     OUTSTANDING  MORTGAGE   MATURITY  FICO CREDIT  LOAN-TO-VALUE
MINIMUM MORTGAGE RATE (%)         LOANS     OUTSTANDING     GROUP 3       ($)      RATE (%)   (MONTHS)     SCORE       RATIO (%)
-------------------------       --------  ---------------  --------  ------------  --------  ---------  -----------  -------------
1.175 ........................       1    $    234,000.00     0.19%   234,000.00     1.750      480         721          71.34
1.675 ........................       1         334,750.00     0.27    334,750.00     1.250      480         703          65.00
1.925 ........................       1         105,600.00     0.08    105,600.00     1.000      360         667          80.00
1.950 ........................       2         844,000.00     0.67    422,000.00     1.124      360         740          70.70
2.075 ........................       1         540,000.00     0.43    540,000.00     1.250      480         770          80.00
2.300 ........................       2         416,400.00     0.33    208,200.00     2.102      360         707          80.04
2.400 ........................       3       1,350,600.00     1.07    450,200.00     1.469      360         688          63.15
2.575 ........................       4       2,343,006.00     1.86    585,751.50     1.120      360         719          74.92
2.600 ........................       1         440,000.00     0.35    440,000.00     1.750      360         745          80.00
2.650 ........................       4       1,548,254.00     1.23    387,063.50     1.042      380         741          79.98
2.675 ........................       4       1,733,519.00     1.38    433,379.75     1.474      429         697          75.97
2.800 ........................       2       1,226,650.00     0.98    613,325.00     1.000      360         711          77.13
2.875 ........................       2         244,000.00     0.19    122,000.00     2.491      360         739          79.40
2.950 ........................       5       2,233,800.00     1.78    446,760.00     1.297      373         738          79.87
3.000 ........................       1         350,000.00     0.28    350,000.00     1.000      360         803          67.96
3.025 ........................       7       4,589,110.00     3.65    655,587.14     1.131      360         719          71.47
3.050 ........................       1         609,512.00     0.48    609,512.00     1.750      360         715          80.00
3.075 ........................       1         269,656.00     0.21    269,656.00     3.750      360         746          95.00
3.100 ........................      10       5,715,082.00     4.54    571,508.20     1.439      375         714          77.96
3.125 ........................       2         953,000.00     0.76    476,500.00     1.000      360         753          79.59
3.175 ........................       7       3,037,400.00     2.41    433,914.29     1.449      381         681          77.62
3.200 ........................       2         552,238.42     0.44    276,119.21     2.577      451         689          74.53
3.250 ........................      12       6,436,859.00     5.12    536,404.92     1.085      366         695          77.51
3.275 ........................       1         324,000.00     0.26    324,000.00     1.750      360         645          46.35
3.300 ........................      12       5,548,926.00     4.41    462,410.50     1.372      367         674          74.48
3.350 ........................       2       1,991,000.00     1.58    995,500.00     1.750      360         736          78.16
3.400 ........................     109      52,718,954.96    41.92    483,660.14     1.691      368         696          71.48
3.500 ........................       1         143,910.00     0.11    143,910.00     3.500      360         636          90.00
3.575 ........................       2       1,495,000.00     1.19    747,500.00     2.163      438         647          76.74
3.600 ........................       2       1,016,250.00     0.81    508,125.00     1.842      360         638          70.55
3.650 ........................       8       3,890,699.63     3.09    486,337.45     1.789      441         738          72.81
3.800 ........................      33      21,190,979.37    16.85    642,150.89     2.127      361         732          68.00
3.825 ........................       1         283,500.00     0.23    283,500.00     2.875      360         730          90.00
3.850 ........................       1         208,037.00     0.17    208,037.00     2.750      360         682          88.90
4.025 ........................       1         225,000.00     0.18    225,000.00     1.375      360         715          69.23
4.100 ........................       1         223,200.00     0.18    223,200.00     3.000      360         697          90.00
4.150 ........................       1         151,200.00     0.12    151,200.00     2.750      360         661          90.00
4.650 ........................       1         256,500.00     0.20    256,500.00     3.750      360         751          89.99
                                   ---    ---------------   ------
   Total .....................     252    $125,774,593.38   100.00%
                                   ===    ===============   ======

----------
(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 3 was approximately 3.342%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
INITIAL RATE ADJUSTMENT DATE      LOANS     OUTSTANDING      GROUP 3       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
----------------------------    --------  ---------------  ----------  -----------  --------  ---------  --------  --------
October 1, 2005 ..............       1    $    124,738.42      0.10%    124,738.42    7.125      353        640      72.94
February 1, 2006 .............       1         193,011.15      0.15     193,011.15    7.250      357        680      70.00
March 1, 2006 ................       2       1,611,093.48      1.28     805,546.74    7.267      366        671      55.38
April 1, 2006 ................       2         521,660.96      0.41     260,830.48    7.250      433        733      83.27
May 1, 2006 ..................     125      53,667,428.00     42.67     429,339.42    1.402      376        704      75.54
June 1, 2006 .................      76      42,732,433.37     33.98     562,268.86    1.393      373        700      71.08
July 1, 2006 .................      24      14,195,768.00     11.29     591,490.33    1.968      360        726      71.17
August 1, 2006 ...............      21      12,728,460.00     10.12     606,117.14    2.284      362        725      69.58
                                   ---    ---------------    ------
   Total .....................     252    $125,774,593.38    100.00%
                                   ===    ===============    ======

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
MAXIMUM                         MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
NEGATIVE AMORTIZATION(%)          LOANS     OUTSTANDING      GROUP 3       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------------------        --------  ---------------  ----------  -----------  --------  ---------  --------  --------
110 ..........................       4    $  1,036,000.00      0.82%    259,000.00    1.280      360        689      71.83
115 ..........................     248     124,738,593.38     99.18     502,978.20    1.669      372        707      72.70
                                   ---    ---------------    ------
   Total .....................     252    $125,774,593.38    100.00%
                                   ===    ===============    ======

----------
(1)  Reflects maximum allowable percentage of original unpaid principal balance.

                        FIXED RATE PERIODS AT ORIGINATION

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
                                MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
FIXED RATE PERIOD (MONTHS)        LOANS     OUTSTANDING      GROUP 3       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
--------------------------      --------  ---------------  ----------  -----------  --------  ---------  --------  --------
1 ............................     205    $ 97,235,786.01     77.31%    474,320.91    1.539      375        701      73.69
3 ............................      47      28,538,807.37     22.69     607,208.67    2.097      361        727      69.27
                                   ---    ---------------    ------
   Total .....................     252    $125,774,593.38    100.00%
                                   ===    ===============    ======

                         INITIAL PAYMENT RECAST PERIODS

                                                                                               WEIGHTED            WEIGHTED
                                                           PERCENT OF    AVERAGE    WEIGHTED   AVERAGE   WEIGHTED   AVERAGE
                                 NUMBER      AGGREGATE      MORTGAGE    PRINCIPAL    AVERAGE  REMAINING   AVERAGE  ORIGINAL
                                   OF        PRINCIPAL      LOANS IN     BALANCE     CURRENT   TERM TO     FICO    LOAN-TO-
INITIAL                         MORTGAGE      BALANCE         LOAN     OUTSTANDING  MORTGAGE   MATURITY   CREDIT     VALUE
PAYMENT RECAST PERIOD (MONTHS)    LOANS     OUTSTANDING      GROUP 3       ($)       RATE(%)   (MONTHS)    SCORE   RATIO(%)
------------------------------  --------  ---------------  ----------  -----------  --------  ---------  --------  --------
60 ...........................      13    $  4,387,399.20      3.49%    337,492.25    1.906      439        723      74.75
120 ..........................     239     121,387,194.18     96.51     507,896.21    1.657      369        706      72.62
                                   ---    ---------------    ------
   Total .....................     252    $125,774,593.38    100.00%
                                   ===    ===============    ======

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     The certificates will be issued pursuant to the pooling and servicing agreement. We summarize below the material terms and provisions pursuant to which the certificates will be issued. The summaries are subject to, and are qualified in their entirety by reference to, the provisions of the pooling and servicing agreement. When particular provisions or terms used in the pooling and servicing agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. We will file a final copy of the pooling and servicing agreement after the issuing entity issues the certificates.

     The Mortgage Pass-Through Certificates, Series 2006-OA7 will consist of the Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 3-A-1, Class 3-A-2, Class 1-X, Class 2-X, Class A-R, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class C, Class 1-P, Class 2-P and Class R-X Certificates. Only the classes of certificates identified on the cover page hereof as offered certificates are offered by this free writing prospectus (the "OFFERED CERTIFICATES").

     When describing the certificates in this free writing prospectus, we use the following terms:

        DESIGNATION                                    CLASSES OF CERTIFICATES
        -----------                                    -----------------------
Group 1 Senior Certificates      Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates

Group 2 Senior Certificates             Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates

Group 3 Senior Certificates                   Class 3-A-1 and Class 3-A-2 Certificates

    Class X Certificates                        Class 1-X and Class 2-X Certificates

 Subordinated Certificates          Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class
                                                   M-6 and Class M-7 Certificates

    Senior Certificates       Group 1 Senior Certificates, Group 2 Senior Certificates, Group 3 Senior
                                    Certificates, Class X Certificates and Class A-R Certificates

      MTA Certificates            Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 2-A-1, Class 2-A-2,
                                          Class 2-A-3, Class 1-X and Class 2-X Certificates

     LIBOR Certificates               Group 3 Senior Certificates and Subordinated Certificates

 Floating Rate Certificates                    MTA Certificates and LIBOR Certificates

    Offered Certificates                  Senior Certificates and Subordinated Certificates

    Class P Certificates                        Class 1-P and Class 2-P Certificates

    Private Certificates                     Class C, Class P and Class R-X Certificates

The certificates are generally referred to as the following types:

          CLASS                                           TYPE
          -----                                           ----
Class 1-A-1 Certificates                   Senior/Variable Pass-Through Rate

Class 1-A-2 Certificates            Senior/Floating Pass-Through Rate/Super Senior

Class 1-A-3 Certificates        Senior/Floating Pass-Through Rate/Super Senior/Support

Class 1-A-4 Certificates               Senior/Floating Pass-Through Rate/Support

Class 1-X Certificates      Senior/Notional Amount/Interest Only/Floating Pass-Through Rate

Class 2-A-1 Certificates            Senior/Floating Pass-Through Rate/Super Senior

Class 2-A-2 Certificates        Senior/Floating Pass-Through Rate/Super Senior/Support

Class 2-A-3 Certificates               Senior/Floating Pass-Through Rate/Support

Class 2-X Certificates      Senior/Notional Amount/Interest Only/Floating Pass-Through Rate

Class 3-A-1 Certificates            Senior/Floating Pass-Through Rate/Super Senior

Class 3-A-2 Certificates               Senior/Floating Pass-Through Rate/Support

Class A-R Certificates                   Senior/REMIC Residual/Principal Only

Subordinated Certificates               Subordinate/Floating Pass-Through Rate

     The Class 1-P and Class 2-P Certificates will be entitled to all prepayment charges received in respect of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively, and such amounts will not be available for distribution to the holders of the other classes of certificates. The classes of offered certificates will have the respective initial Class Certificate Balances or initial notional amount set forth on the cover page of this free writing prospectus. The initial Class Certificate Balances or initial notional amount may vary in the aggregate by plus or minus 5%. Any information presented in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the offered certificates.

CALCULATION OF CLASS CERTIFICATE BALANCE

     The "CLASS CERTIFICATE BALANCE" of any class of offered certificates (other than the notional amount certificates) as of any Distribution Date is the initial Class Certificate Balance of the class reduced by the sum of:

     - all amounts previously distributed to holders of certificates of the class as scheduled and unscheduled payments of principal; and

     -    the Applied Realized Loss Amounts allocated to the class;

provided, however, that the Class Certificate Balance of the classes to which Realized Losses have been allocated will be increased sequentially in the order of payment priority from highest to lowest, by the amount of Subsequent Recoveries on the Mortgage Loans in the related loan group distributed as principal to any class of related certificates, but not by more than the amount of Realized Losses previously allocated to reduce the Class Certificate Balance of that class of certificates.

     Although Subsequent Recoveries, if any, will be allocated to increase the Class Certificate Balance of a class of certificates, as described above, such Subsequent Recoveries will be included in the Principal Remittance Amount for the applicable loan group and will be distributed in the priority set forth below under "Distributions--Distributions of Principal," and therefore such Subsequent Recoveries may not to be used to make any principal payments on the class or classes of certificates for which the Class Certificate Balances have been increased by allocation of Subsequent Recoveries as described above. Additionally, holders of such certificates will not be entitled to any payment in respect of interest that would have accrued on the amount of the increase in Class Certificate Balance for any accrual period preceding the Distribution Date on which such increase occurs.

     If the overcollateralization amount is zero and there is a Realized Loss on a Mortgage Loan, the Class Certificate Balance of the class of subordinated certificates then outstanding with the lowest distribution priority (beginning with the Class M-7 Certificates) will be reduced if and to the extent that the aggregate of the Class Certificate Balances of all the classes of certificates in the related certificate group, following all distributions on any Distribution Date, exceeds the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month of the Distribution Date (after giving effect to unscheduled receipts of principal in the Prepayment Period related to that Due Date).

NOTIONAL AMOUNT CERTIFICATES

     The Class X Certificates are notional amount certificates.

     The notional amount of the Class 1-X Certificates for any Distribution Date will equal the aggregate Class Certificate Balance of the Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates.

     The notional amount of the Class 2-X Certificates for any Distribution Date will equal the aggregate Class Certificate Balance of the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates.

BOOK-ENTRY CERTIFICATES; DENOMINATIONS

     The offered certificates (other than the Class A-R Certificates) will be book-entry certificates (the "BOOK-ENTRY CERTIFICATES"). The Class A-R Certificates will be issued as two certificates in fully registered certificated form in an aggregate denomination of $100. Persons acquiring beneficial ownership interests in the Book-Entry Certificates ("CERTIFICATE OWNERS") will hold their Book-Entry Certificates through the Depository Trust Company ("DTC") in the United States, or Clearstream, Luxembourg (as defined in this free writing prospectus) or the Euroclear System ("EUROCLEAR"), in Europe, if they are participants of such systems, or indirectly through organizations which are participants in such systems. Each class of Book-Entry Certificates will be issued in one or more certificates that will equal the aggregate principal balance of the applicable Class of the Book-Entry Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Banking's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Clearstream, Luxembourg and Chase will act as depositary for Euroclear (in such capacities, individually the "RELEVANT DEPOSITARY" and collectively the "EUROPEAN DEPOSITARIES"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing an original principal amount or notional amount of $25,000 and integral multiples of $1,000 in excess thereof. One investor of each class of book-entry certificates may hold a beneficial interest therein that is not an integral multiple of $1,000. Except as described below, no person acquiring a beneficial ownership in a Book-Entry Certificate (each, a "BENEFICIAL OWNER") will be entitled to receive a physical certificate representing such person's beneficial ownership interest in such Book-Entry Certificate (a "DEFINITIVE CERTIFICATE"). Unless and until Definitive Certificates are issued, it is anticipated that the only certificateholder of the Book-Entry Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the pooling and servicing agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("PARTICIPANTS") and DTC.

     The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "FINANCIAL INTERMEDIARY") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of Clearstream, Luxembourg or Euroclear, as appropriate).

     Certificate Owners will receive all distributions of principal of, and interest on, the Offered Certificates from the trustee through DTC and DTC participants. While the Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "RULES"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and organizations which have indirect access to the DTC system, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("INDIRECT PARTICIPANTS"), with whom Certificate Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

     Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Offered Certificates only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificate Owners.

     Because of time zone differences, credits of securities received in Clearstream, Luxembourg or Euroclear as a result of a transaction with a Participant will be made during, subsequent securities settlement processing and dated the business day following, the DTC settlement date. Such credits or any transactions in such securities, settled during such processing will be reported to the relevant Euroclear or Clearstream, Luxembourg Participants on such business day. Cash received in Clearstream, Luxembourg or Euroclear, as a result of sales of securities by or through a Clearstream, Luxembourg Participant or Euroclear Participant to a DTC Participant, will be received with value on the DTC settlement date but will be available in the relevant Clearstream, Luxembourg or Euroclear cash account only as of the business day following settlement in DTC.

     Transfers between Participants will occur in accordance with DTC rules. Transfers between Clearstream, Luxembourg Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Clearstream, Luxembourg Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterpart in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Clearstream, Luxembourg Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

     DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the rules, regulations and procedures governing DTC and DTC participants as in effect from time to time.

     Clearstream Banking, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-2967 Luxembourg ("CLEARSTREAM, LUXEMBOURG"), was incorporated in 1970 as "Clearstream, Luxembourg S.A." a company with limited liability under Luxembourg law (a societe anonyme). Clearstream, Luxembourg S.A. subsequently changed its name to Cedelbank. On 10 January 2000, Cedelbank's parent company, Clearstream, Luxembourg International, societe anonyme ("CI") merged its clearing, settlement and custody business with that of Deutsche Borse Clearing AG ("DBC"). The merger involved the transfer by CI of substantially all of its assets and liabilities (including its shares in CB) to a new Luxembourg company, New Clearstream, Luxembourg International, societe anonyme ("NEW CI"), which is 50% owned by CI and 50% owned by DBC's parent company Deutsche Borse AG. The shareholders of these two entities are banks, securities dealers and financial institutions. Clearstream, Luxembourg International currently has 92 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than 5 percent of Clearstream, Luxembourg International's stock.

     Further to the merger, the Board of Directors of New Clearstream, Luxembourg International decided to re-name the companies in the group in order to give them a cohesive brand name. The new brand name that was chosen is "Clearstream" With effect from January 14, 2000 New CI has been renamed "Clearstream International, societe anonyme." On January 18, 2000, Cedelbank was renamed "Clearstream Banking, societe anonyme" and Clearstream, Luxembourg Global Services was renamed "Clearstream Services, societe anonyme."

     On January 17, 2000 DBC was renamed "Clearstream Banking AG." This means that there are now two entities in the corporate group headed by Clearstream International which share the name "Clearstream Banking," the entity previously named "Cedelbank" and the entity previously named "Deutsche Borse Clearing AG."

     Clearstream, Luxembourg holds securities for its customers and facilitates the clearance and settlement of securities transactions between Clearstream, Luxembourg customers through electronic book-entry changes in accounts of Clearstream, Luxembourg customers, thereby eliminating the need for physical movement of certificates. Transactions may be settled by Clearstream, Luxembourg in any of 36 currencies, including United States Dollars. Clearstream, Luxembourg provides to its customers, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream, Luxembourg also deals with domestic securities markets in over 30 countries through established depository and custodial relationships. Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier, "CSSF," which supervises Luxembourg banks. Clearstream, Luxembourg's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream, Luxembourg's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream, Luxembourg has approximately 2,000 customers located in over 80 countries, including all major European countries, Canada, and the United States. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream, Luxembourg. Clearstream, Luxembourg has established an electronic bridge with Euroclear Bank S.A./N.V. as the Operator of the Euroclear System (the "EUROCLEAR OPERATOR") in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

     Euroclear was created in 1968 to hold securities for participants of Euroclear ("EUROCLEAR PARTICIPANTS") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of the Euroclear Operator, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "COOPERATIVE"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator has a banking license from the Belgian Banking and Finance Commission. This license authorizes the Euroclear Operator to carry out banking activities on a global basis.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "TERMS AND CONDITIONS"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions on the Book-Entry Certificates will be made on each Distribution Date by the trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for disbursing funds to the beneficial owners of the Book-Entry Certificates that it represents.

     Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the trustee to Cede & Co. Distributions with respect to Offered Certificates held through Clearstream, Luxembourg or Euroclear will be credited to the cash accounts of Clearstream, Luxembourg Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences -- Tax Treatment of Foreign Investors" and "Miscellaneous Tax Aspects -- Backup Withholding" in the prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase certificates for which they cannot obtain physical certificates.

     Monthly and annual reports on the issuing entity provided by the master servicer to Cede & Co., as nominee of DTC, may be made available to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting DTC or the Relevant Depositary, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

     DTC has advised the depositor and the trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the pooling and servicing agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Clearstream, Luxembourg or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a holder of a Book-Entry Certificate under the pooling and servicing agreement on behalf of a Clearstream, Luxembourg Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

     Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or the depositor advises the trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depositary with respect to the Book-Entry Certificates and the depositor or the trustee is unable to locate a qualified successor, (b) the beneficial owners having not less than 51% of the voting rights (as defined in the pooling and servicing agreement) of a class at their sole option and expense, elect to remove their Book-Entry Certificates from DTC or (c) after the occurrence of an event of default (as defined in the pooling and servicing agreement), beneficial owners having not less than 51% of the voting rights evidenced by the Offered Certificates advise the trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners of such class.

     Upon the occurrence of any of the events described in the immediately preceding paragraph, the trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the trustee will issue Definitive Certificates, and thereafter the trustee will recognize the holders of such Definitive Certificates as holders of the related Offered Certificates under the pooling and servicing agreement.

     Although DTC, Clearstream, Luxembourg and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among participants of DTC, Clearstream, Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

     For a description of the procedures generally applicable to Book-Entry Certificates, see "Description of the Certificates - Book-Entry Certificates" in the prospectus.

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

     Certificate Account. On or before the closing date, the master servicer will establish an account (the "CERTIFICATE ACCOUNT"), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will be established by the master servicer initially at Countrywide Bank, N.A., which is an affiliate of the depositor, the sellers and the master servicer. The master servicer will deposit or cause to be deposited in the Certificate Account, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the pooling and servicing agreement) the following payments and collections remitted by subservicers or received by it in respect of Mortgage Loans subsequent to the cut-off date (other than in respect of principal and interest due on the Mortgage Loans on or before the cut-off date) and the following amounts required to be deposited under the pooling and servicing agreement:

          - all payments on account of principal on the Mortgage Loans, including Principal Prepayments;

          - all payments on account of interest on the Mortgage Loans, net of the related master servicing fee (as adjusted by Compensating Interest payments) and any lender paid mortgage insurance premiums;

          -    all payments on account of prepayment charges on the Mortgage
               Loans;

          - all insurance proceeds, Subsequent Recoveries and liquidation proceeds, other than proceeds to be applied to the restoration or repair of a mortgaged property or released to the mortgagor in accordance with the master servicer's normal servicing procedures;

          - any amount required to be deposited by the master servicer pursuant to the pooling and servicing agreement in connection with any losses on permitted investments for which it is responsible;

          - any amounts received by the master servicer with respect to primary mortgage insurance and in respect of net monthly rental income from REO Property;

          -    all Substitution Adjustment Amounts; and

          -    all Advances made by the master servicer.

     Prior to their deposit into the Certificate Account, payments and collections on the Mortgage Loans will be commingled with payments and collections on other mortgage loans and other funds of the master servicer. For a discussion of the risks that arise from the commingling of payments and collections, see "Risk Factors -- Bankruptcy Or Insolvency May Affect The Timing And Amount Of Distributions On The Certificates" in the prospectus.

     The master servicer may from time to time make withdrawals from the Certificate Account for the following purposes with respect to the Mortgage
Loans:

          - to pay to the master servicer the master servicing fee and the additional servicing compensation (to the extent not previously retained by the master servicer);

          - to reimburse each of the master servicer and the trustee for unreimbursed Advances made by it, which right of reimbursement pursuant to this subclause being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

          - to reimburse each of the master servicer and the Trustee for any nonrecoverable advance previously made by it (and prior to the reimbursement, the master servicer will deliver to the trustee an officer's certificate indicating the amount of the nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of the nonrecoverable advance);

          - to reimburse the master servicer for insured expenses from the related insurance proceeds;

          - to reimburse the master servicer for (a) any unreimbursed customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the master servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a mortgaged property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) maintaining any required insurance policies (collectively, "SERVICING ADVANCES"), which right of reimbursement pursuant to this clause is limited to amounts received representing late recoveries of the payments of these costs and expenses (or liquidation proceeds or Subsequent Recoveries, purchase proceeds or repurchase proceeds with respect thereto);

          - to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that it has purchased as required under the pooling and servicing agreement, all amounts received on such Mortgage Loan after the date of such purchase;

          - to reimburse the sellers, the master servicer for expenses incurred by any of them and reimbursable pursuant to the pooling and servicing agreement;

          - to withdraw any amount deposited in the Certificate Account and not required to be deposited in the Certificate Account;

          - to withdraw an amount equal to the sum of (a) the related Available Funds, (b) any Prepayment Charges received and (c) the Trustee Fee for such Distribution Date and remit such amount to the trustee for deposit in the Distribution Account; and

          - to clear and terminate the Certificate Account upon termination of the pooling and servicing agreement.

The master servicer is required to maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account described in the first six bullet points above.

     Distribution Account. On or before the business day immediately preceding each Distribution Date, the master servicer will withdraw from the Certificate Account the amount of Available Funds, any Prepayment Charges received and the Trustee Fee and will deposit those amounts in an account established and maintained with the trustee on behalf of the certificateholders (the "DISTRIBUTION ACCOUNT"). The trustee will, promptly upon receipt, deposit in the Distribution Account and retain therein:

          - the aggregate amount remitted by the master servicer to the trustee; and

          - any amount required to be deposited by the master servicer in connection with any losses on investment of funds in the Distribution Account.

     The trustee will withdraw funds from the Distribution Account for distribution to the certificateholders as described below under "-- Priority of Distributions Among Certificates" and may from time to time make withdrawals from the Distribution Account:

          -    to pay the Trustee Fee to the trustee;

          - to pay to the master servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

          - to withdraw any amount deposited in the Distribution Account and not required to be deposited therein (which withdrawal may be at the direction of the master servicer through delivery of a written notice to the trustee describing the amounts deposited in error); and

          - to clear and terminate the Distribution Account upon the termination of the pooling and servicing agreement.

     There is no independent verification of the transaction accounts or the transaction activity with respect to the Distribution Account.

     Prior to each Determination Date, the master servicer is required to provide the trustee a report containing the data and information concerning the Mortgage Loans that is required by the trustee to prepare the monthly statement to certificateholders for the related Distribution Date. The trustee is not responsible for recomputing, recalculating or verifying the information provided to it by the master servicer in that report and will be permitted to conclusively rely on any information provided to it by the master servicer.

INVESTMENTS OF AMOUNTS HELD IN ACCOUNTS

     The Certificate Account and the Distribution Account. All funds in the Certificate Account and the Distribution Account will be invested in permitted investments at the direction, and for the benefit and risk, of the master servicer. All income and gain net of any losses realized from the investment will be for the benefit of the master servicer as additional servicing compensation and will be remitted to it monthly as described herein.

     The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of the investments will be deposited by the master servicer in the Certificate Account or paid to the trustee for deposit into the Distribution Account out of the master servicer's own funds immediately as realized. The trustee will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with the pooling and servicing agreement.

     Corridor Contract Reserve Fund. Funds in the Corridor Contract Reserve Fund may be invested in permitted investments at the direction of UBS Securities LLC. If the trustee, on behalf of the Supplemental Interest Trust, does not receive written directions regarding investment, it will invest all funds in the Corridor Contract Reserve Fund in respect of amounts received under each Corridor Contract in The Bank of New York cash reserves. Any net investment earnings will be retained in the Corridor Contract Reserve Fund until withdrawn upon the earlier of the reduction of the aggregate Class Certificate Balance of the Offered Certificates to zero and the termination of the pooling and servicing agreement. Any losses incurred in the Corridor Contract Reserve Fund in respect of the investment will be charged against amounts on deposit in the Corridor Contract Reserve Fund (or the investments) immediately as realized. The trustee, on behalf of the Supplemental Interest Trust, will not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Corridor Contract Reserve Fund and made in accordance with the pooling and servicing agreement.

FEES AND EXPENSES

     The following summarizes the related fees and expenses to be paid from the assets of the issuing entity and the source of payments for the fees and expenses:

                                                                GENERAL
    TYPE / RECIPIENT (1)                 AMOUNT                 PURPOSE                      SOURCE (2)                   FREQUENCY
    --------------------                 ------                 -------                      ----------                   ---------
FEES

Master Servicing Fee /        One-twelfth of the Stated     Compensation      Amounts on deposit in the Certificate        Monthly
Master Servicer               Principal Balance of each                       Account representing payments of
                              Mortgage Loan multiplied by                     interest and application of liquidation
                              the Master Servicing Fee                        proceeds with respect to that mortgage
                              Rate (3)                                        loan.

                              -    All late payment fees,   Compensation      Payments made by obligors with respect    Time to time
                                   assumption fees and                        to the Mortgage Loans
                                   other similar charges
                                   (excluding prepayment
                                   charges)

                              -    All investment income    Compensation      Investment income related to the             Monthly
                                   earned on amounts on                       Certificate Account and the
                                   deposit in the                             Distribution Account
                                   Certificate Account
                                   and Distribution
                                   Account

                              -    Excess Proceeds (4)      Compensation      Liquidation proceeds and Subsequent       Time to time
                                                                              Recoveries

Trustee Fee (the "TRUSTEE     One-twelfth of the Trustee    Compensation      Amounts on deposit in the Certificate        Monthly
Fee") / Trustee               Fee Rate multiplied by the                      Account or the Distribution Account
                              aggregate Stated Principal
                              Balance of the outstanding
                              Mortgage Loans (5)

EXPENSES

Insured expenses / Master     Expenses incurred by the      Reimbursement     To the extent the expenses are covered    Time to time
Servicer                      master servicer               of Expenses       by an insurance policy with respect to
                                                                              the Mortgage Loan

Servicing Advances / Master   To the extent of funds        Reimbursement     With respect to each Mortgage Loan,       Time to time
Servicer                      available, the amount of      of Expenses       late recoveries of the payments of the
                              any Servicing Advances                          costs and expenses, liquidation
                                                                              proceeds, Subsequent Recoveries,
                                                                              purchase proceeds or repurchase
                                                                              proceeds for that Mortgage Loan (6)

Indemnification expenses /    Amounts for which the         Indemnification   Amounts on deposit on the Certificate        Monthly
the sellers, the master       sellers, the master                             Account
servicer and the depositor    servicer and depositor are
                              entitled to indemnification
                              (7)

----------
(1) If the trustee succeeds to the position of master servicer, it will be entitled to receive the same fees and expenses of the master servicer described in this free writing prospectus. Any increase in the fees and expenses described in this free writing prospectus would require an amendment to the pooling and servicing agreement.

(2) Unless otherwise specified, the fees and expenses shown in this table are paid (or retained by the master servicer in the case of amounts owed to the master servicer) prior to distributions on the certificates.

(3) The Master Servicing Fee Rate for each Mortgage Loan will equal 0.375% per annum. The amount of the monthly servicing fee is subject to adjustment with respect to Mortgage Loans that are prepaid in full.

(4) "EXCESS PROCEEDS" with respect to a liquidated Mortgage Loan means the amount, if any, by which the sum of any net liquidation proceeds and Subsequent Recoveries exceed the sum of (i) the unpaid principal balance of the Mortgage Loan plus (ii) accrued interest on the Mortgage Loan at the Mortgage Rate during each Due Period as to which interest was not paid or advanced on the Mortgage Loan.

(5)  The "TRUSTEE FEE RATE" is equal to 0.009% per annum.

(6) Reimbursement of Servicing Advances for a Mortgage Loan is limited to the late recoveries of the payments of the costs and expenses, liquidation proceeds, Subsequent Recoveries, purchase proceeds or repurchase proceeds for that Mortgage Loan.

(7) Each of the sellers, the master servicer, and the depositor are entitled to indemnification of certain expenses.

DISTRIBUTIONS

     Distributions on the certificates will be made by the trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in May 2006 (each, a "DISTRIBUTION DATE"), to the persons in whose names the certificates are registered at the close of business on the applicable Record Date. The "RECORD DATE" for the LIBOR Certificates and any Distribution Date will be the business day immediately preceding that Distribution Date, or if the LIBOR Certificates are no longer book-entry certificates, the Record Date will be the last business day of the calendar month preceding the month of that Distribution Date. For the Group 1 and Group 2 Senior Certificates, the Class A-R and Class X Certificates and any Distribution Date, the Record Date will be the last business day of the calendar month immediately prior to the month in which that Distribution Date occurs.

     Distributions will be made by check mailed to the address of the person entitled thereto as it appears on the applicable certificate register or, in the case of any certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more and who has so notified the trustee in writing in accordance with the pooling and servicing agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of the certificates at the corporate trust office of the trustee.

     On each Distribution Date, the trustee will withdraw all prepayment charges in the Distribution Account and then distribute them to the applicable class of Class P Certificates.

     The "INTEREST REMITTANCE AMOUNT" for any Distribution Date and Loan Group is equal to:

          (a) the sum, without duplication, of:

               (1) all scheduled interest on the Mortgage Loans in that Loan Group due on the related Due Date that are received on or prior to the related Determination Date, less the related Master Servicing Fees and any payments made in respect of premiums on lender paid insurance mortgage loans,

               (2) all interest on prepayments on the Mortgage Loans in that Loan Group, other than Prepayment Interest Excess,

               (3) all Advances relating to interest in respect of the Mortgage Loans in that Loan Group,

               (4) amounts paid by the master servicer in respect of Compensating Interest for that Loan Group, and

               (5) liquidation proceeds on the Mortgage Loans in that Loan Group received during the related Prepayment Period (to the extent such liquidation proceeds relate to interest),

          minus

          (b) all non-recoverable Advances in respect of the Mortgage Loans in that Loan Group relating to interest and certain expenses reimbursed since the prior Due Date.

     The "PRINCIPAL REMITTANCE AMOUNT" for any Distribution Date and Loan Group is equal to:

          (a) the sum, without duplication, of:

               (1) the principal portion of the regular monthly payment collected or advanced on the Mortgage Loans in that Loan Group with respect to the related Due Date,

               (2) prepayments on the Mortgage Loans in that Loan Group collected in the related Prepayment Period,

               (3) the Stated Principal Balance of each Mortgage Loan in that Loan Group that was repurchased by a seller or purchased by the master servicer with respect to that Distribution Date,

               (4) any Substitution Adjustment Amounts in respect of Mortgage Loans in that Loan Group, and

               (5) all liquidation proceeds in respect of Mortgage Loans in that Loan Group (to the extent such liquidation proceeds related to principal) and all Subsequent Recoveries in respect of Mortgage Loans in that Loan Group received during the related Prepayment Period, minus

          (b) all non-recoverable Advances relating to principal on the Mortgage Loans in that Loan Group and certain expenses reimbursed since the prior Due Date.

     "PREPAYMENT INTEREST EXCESS" means with respect to any Mortgage Loan and principal prepayment received by the master servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the cut-off date occurs), all amounts paid by the related mortgagor in respect of interest on such principal prepayment.

INTEREST

     For any Distribution Date, the "ACCRUAL PERIOD" for (x) the Group 1 Senior Certificates, the Group 2 Senior Certificates and the Class X Certificates will be the calendar month preceding the month of that Distribution Date and (y) each class of Group 3 Senior Certificates and the Subordinated Certificates will be the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs (or the closing date, in the case of the first Distribution Date) and ending on day immediately prior to that Distribution Date.

     Interest Entitlement. Interest on the Group 1 Senior Certificates, the Group 2 Senior Certificates and the Class X Certificates will be calculated on the basis of a 360 day year divided into twelve 30 day months. Interest on the Group 3 Senior Certificates and the Subordinated Certificates will be calculated on the basis of a 360-day year and the actual number of days that elapsed in that Accrual Period.

     The "INTEREST FUNDS" for any Distribution Date and Loan Group are equal to the Interest Remittance Amount for that Loan Group minus the related portion of the Trustee Fee for such Distribution Date.

     "CURRENT INTEREST," with respect to each class of offered certificates (other than the Class A-R Certificates) and each Distribution Date, is the interest accrued at the applicable Pass-Through Rate for the applicable Accrual Period on the Class Certificate Balance or notional amount, as applicable, of such class immediately prior to such Distribution Date.

     "INTEREST CARRY FORWARD AMOUNT," with respect to each class of offered certificates (other than the Class A-R Certificates) and each Distribution Date, is the excess of:

          (a) Current Interest for such class with respect to prior Distribution Dates, over

          (b) the amount actually distributed to such class with respect to interest on prior Distribution Dates.

     PASS-THROUGH RATES. The classes of certificates will have the respective pass through rates described below (each, a "PASS-THROUGH RATE").

     Group 1 Senior Certificates and Group 2 Senior Certificates.

     The Pass-Through Rate for the Class 1-A-1 Certificates for the Accrual Period related to the first Distribution Date will be a per annum rate equal to the applicable Net Rate Cap. For the Accrual Period related to any Distribution Date thereafter, the Pass-Through Rate for the Class 1-A-1 Certificates will be a per annum rate equal to the applicable Net Rate Cap minus 0.944%.

     The Pass-Through Rates for the MTA Certificates (other than the Class X Certificates) for the Accrual Period related to the first Distribution Date will be a per annum rate equal to the applicable Net Rate Cap and with respect to the Accrual Period related to any Distribution Date thereafter will be a per annum rate equal to the lesser of:

     (1) One-Year MTA for such Accrual Period (calculated as described below under "-- Calculation of One-Year MTA") plus the Pass-Through Margin for such class and Accrual Period, and

     (2) the applicable Net Rate Cap for such class for such Distribution Date.

     The Pass-Through Rate for the Class 1-X Certificates for the Accrual Period related to any Distribution Date will be a per annum rate equal to the excess, if any, of:

     (1) the Net Rate Cap for the senior certificates related to Loan Group 1, over

     (2) the sum of: (x) One-Year MTA for such Accrual Period (calculated as described below under "-- Calculation of One-Year MTA") and (y) 1.000%.

     The Pass-Through Rate for the Class 2-X Certificates for the Accrual Period related to any Distribution Date will be a per annum rate equal to the excess, if any, of:

     (1) the Net Rate Cap for the senior certificates related to Loan Group 2, over

     (2) the sum of: (x) One-Year MTA for such Accrual Period (calculated as described below under "-- Calculation of One-Year MTA") and (y) 2.500%.

     LIBOR Certificates.

     The Pass-Through Rate with respect to each Accrual Period and each class of LIBOR Certificates will be a per annum rate equal to the lesser of:

     (1) One-Month LIBOR for such Accrual Period (calculated as described below under "-- Calculation of One-Month LIBOR") plus the Pass-Through Margin for such class and Accrual Period, and

     (2) the applicable Net Rate Cap for such class for such Distribution Date.

     The "PASS-THROUGH MARGIN" for each class of Floating Rate Certificates (other than the Class X Certificates) is as follows:

                        PASS-THROUGH MARGIN
                        -------------------
CLASS OF CERTIFICATES       (1)     (2)
---------------------      -----   -----
Class 1-A-2..........      0.940%  0.940%
Class 1-A-3..........      0.940%  0.940%
Class 1-A-4..........      0.940%  0.940%
Class 2-A-1..........      0.940%  0.940%
Class 2-A-2..........      0.940%  0.940%
Class 2-A-3..........      0.940%  0.940%
Class 3-A-1..........      0.210%  0.420%
Class 3-A-2..........      0.290%  0.580%
Class M-1............      0.390%  0.585%
Class M-2............      0.430%  0.645%
Class M-3............      0.480%  0.720%
Class M-4............      0.800%  1.200%
Class M-5............      0.900%  1.350%
Class M-6............      1.750%  2.625%
Class M-7............      2.500%  3.750%

----------
(1) For the Accrual Period related to any Distribution Date occurring on or prior to the related Optional Termination Date.

(2) For the Accrual Period related to any Distribution Date occurring after the related Optional Termination Date.

     Class A-R, Class P and Class C Certificates.

     The Class A-R, Class P and Class C Certificates do not have a Pass-Through Rate.

     "ADJUSTED NET MORTGAGE RATE," with respect to each Mortgage Loan and any Distribution Date is equal to the Mortgage Rate on that Mortgage Loan as of the Due Date related to that Distribution Date minus the Expense Fee Rate.

     "WEIGHTED AVERAGE ADJUSTED NET MORTGAGE RATE," for any Distribution Date and Loan Group is the average of the Adjusted Net Mortgage Rate of each Mortgage Loan in that Loan Group, weighted on the basis of its Stated Principal Balance as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

     "AVAILABLE FUNDS" for any Distribution Date and Loan Group is equal to the sum of (a) Interest Funds for that Loan Group and Distribution Date and (b) the Principal Remittance Amount for such Loan Group and Distribution Date.

     "AVAILABLE FUNDS RATE CAP" for any Distribution Date and the following classes of certificates is:

     - with respect to the senior certificates (other than the Class A-R Certificates), the product of:

          (i)  the Available Funds for the related Loan Group, and

          (ii) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), and

     - with respect to the Subordinated Certificates, the sum of the following for each Loan Group, the product of:

          (i)  the Available Funds for the related Loan Group,

          (ii) a fraction, the numerator of which is 12 and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group as of the Due Date occurring in the month preceding the month of that Distribution Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), and

          (iii) a fraction:

               (a) the numerator of which is the related Subordinated Portion immediately prior to that Distribution Date; and

               (b)  the denominator of which is the greater of:

                    (1)  such Subordinated Portion; and

                    (2)  the excess of:

                         (A) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the prior month (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), over

                         (B) the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates) immediately prior to that Distribution Date.

     The "NET RATE CAP" for each Distribution Date and the following classes of certificates is:

     - with respect to the classes of Group 1 Senior Certificates and Group 2 Senior Certificates, the lesser of:

               (i) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in the related Loan Group as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), and

               (ii) the related Available Funds Rate Cap, and

     -    with respect to the Group 3 Senior Certificates, the product of:

          (a)  the lesser of

               (i) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in Loan Group 3 as of the Due Date in the prior calendar month (after giving effect to principal prepayments received in the Prepayment Period related to that prior Due Date), and

               (ii) the Available Funds Rate Cap for Loan Group 3, and

          (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

     -    with respect to the Subordinated Certificates, the product of:

          (a)  the lesser of

               (i) the sum of the following for each Loan Group, the product of:

                      (1) the Weighted Average Adjusted Net Mortgage Rate on the Mortgage Loans in that Loan Group; and

                      (2)  a fraction:

                           (a) the numerator of which is the related
                               Subordinated Portion immediately prior to that Distribution Date; and

                           (b) the denominator of which is the greater of:

                               (i)  such Subordinated Portion; and

                               (ii) the excess of:

                                    (A) the aggregate Stated Principal Balance
                                        of the Mortgage Loans as of the Due Date in the prior month (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date), over

                                    (B) the aggregate Class Certificate Balance
                                        of the Senior Certificates (other than
                                        the notional amount certificates)
                                        immediately prior to that Distribution
                                        Date; and

               (ii) the related Available Funds Rate Cap, and

          (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

     The "SUBORDINATED PORTION" for any Distribution Date and Loan Group will be equal to the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the Due Date in the prior month (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) minus the aggregate Class Certificate Balance of the related senior certificates (other than the notional amount certificates) immediately prior to such Distribution Date.

     The "NET RATE CARRYOVER" for each class of Floating Rate Certificates (other than the Class X Certificates) on any Distribution Date is equal to the sum of:

     (a)  the excess of:

          (i)the amount of interest that such class would have accrued for such Distribution Date had the Pass-Through Rate for that class and the related Accrual Period not been calculated based on the related Net Rate Cap, over

          (ii) the amount of interest such class accrued on such Distribution Date based on the related Net Rate Cap, and

     (b) the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the related Net Rate Cap).

     The Net Rate Carryover for the Class X and Class 1-A-1 Certificates on any Distribution Date is equal to the sum of:

     (a) the excess of:

          (i)the amount of interest that such class would have accrued for such Distribution Date if the related Net Rate Cap had been equal to the Weighted Average Adjusted Net Mortgage Rate for the related Loan Group, over

          (ii) the amount of interest such class accrued on such Distribution Date based on the related Net Rate Cap, and

     (b) the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the Weighted Average Adjusted Net Mortgage Rate for the related loan group).

     Distributions of Funds from the Corridor Contract. On each Distribution Date beginning in April 2009 on or prior to the Corridor Contract Termination Date, amounts paid to the Supplemental Interest Trust will be deposited in the Corridor Contract Reserve Fund and then distributed to pay, first, any Unpaid Realized Loss Amounts and, second, any unpaid Net Rate Carryover on the Offered Certificates (other than the Class A-R Certificates). Any amounts remaining after this application will be distributed to the holders of the Class C Certificates and will not be available for the payment of any Unpaid Realized Loss Amounts on any class of certificates or, with respect to the Offered Certificates (other than the Class A-R Certificates), any Net Rate Carryover on future Distribution Dates unless the Corridor Contract is subject to an early termination, in which case any early termination payment received by the Supplemental Interest Trust in respect of the Corridor Contract will be deposited by the trustee, on behalf of the Supplemental Interest Trust, in the Corridor Contract Reserve Fund to cover any Unpaid Realized Loss Amounts and, with respect to the Offered Certificates (other than the Class A-R Certificates), any Net Rate Carryover until the Corridor Contract Termination Date. See "Description of the Certificates --The Corridor Contracts" and "--Corridor Contract Reserve Fund" below.

DEFERRED INTEREST

     With respect to each Mortgage Loan and each related Due Date, "DEFERRED INTEREST" will be the excess, if any, of the amount of interest accrued on such Mortgage Loan from the preceding Due Date to such Due Date over the monthly payment due for such Due Date. Such excess may occur because the mortgage rates of the Mortgage Loans adjust monthly, while the monthly payment generally adjusts annually, or as a result of the application of the Payment Caps, in either case, resulting in negative amortization.

THE CORRIDOR CONTRACT

     Beginning in April 2009 through the Distribution Date in June 2015 (the "CORRIDOR CONTRACT TERMINATION DATE"), the Offered Certificates (other than the Class A-R Certificates) will have the benefit of an interest rate corridor contract (the "CORRIDOR CONTRACT"). as evidenced by a confirmation between Swiss Re Financial Products Corporation ("SRFP" or the "CORRIDOR CONTRACT COUNTERPARTY") and the trustee on behalf of the Supplemental Interest Trust.

     The Corridor Contract will be an asset of a separate trust (the "SUPPLEMENTAL INTEREST TRUST") created under the pooling and servicing agreement for the benefit of the Offered Certificates (other than the Class A-R Certificates).

     Pursuant to the Corridor Contract, the terms of an ISDA Master Agreement were incorporated into the confirmation of the Corridor Contract, as if such an ISDA Master Agreement had been executed by the trustee on behalf of the Supplemental Interest Trust and the Corridor Contract Counterparty on the date the Corridor Contract was executed. The Corridor Contract is also subject to certain ISDA definitions, as published by the International Swaps and Derivatives Association, Inc.

     On or prior to the Corridor Contract Termination Date, the amount payable by the Corridor Contract Counterparty under the Corridor Contract will equal the product of:

     (i) the excess (if any) of (x) the lesser of (A) One-Month LIBOR (as determined by the Corridor Contract Counterparty) and (B) the related Corridor Contract Ceiling Rate for such Distribution Date over (y) the related Corridor Contract Strike Rate for such Distribution Date,

     (ii) the product of (a) the applicable Corridor Contract Notional Balance for such Distribution Date and (b) 250, and

     (iii) (x) the number of days in the related Accrual Period divided by (y) 360.

     On or prior to the Corridor Contract Termination Date, amounts (if any) received under the Corridor Contract by the trustee, on behalf of the Supplemental Interest Trust, will be used to cover any Net Rate Carryover on the Offered Certificates (other than the Class A-R Certificates) and any Unpaid Realized Loss Amounts. Amounts received by the trustee, on behalf of the Supplemental Interest Trust, in excess of the amount necessary to cover the Net Rate Carryover on the Offered Certificates (other than the Class A-R Certificates) and Unpaid Realized Loss Amounts on any Distribution Date will not be available to cover the Net Rate Carryover on the Offered Certificates (other than the Class A-R Certificates) or Unpaid Realized Loss Amounts on future Distribution Dates but will be distributed to the related class of Class C Certificates.

     The "CORRIDOR CONTRACT NOTIONAL BALANCE", the "CORRIDOR CONTRACT STRIKE RATE" and the "CORRIDOR CONTRACT CEILING RATE" are as described in the following table:

                         CORRIDOR      CORRIDOR    CORRIDOR
                         CONTRACT      CONTRACT    CONTRACT
       MONTH OF          NOTIONAL       STRIKE     CEILING
  DISTRIBUTION DATE     BALANCE ($)    RATE (%)    RATE (%)
  -----------------    ------------   ---------   ---------
April 25, 2009......   2,252,320.32      6.38        7.77
May 25, 2009........   2,204,823.95      6.38        7.77
June 25, 2009.......   2,158,119.35      6.38        7.76
July 25, 2009.......   2,112,358.79      6.38        7.75
August 25, 2009.....   2,067,588.09      6.38        7.73
September 25, 2009..   2,023,785.44      6.38        7.72
October 25, 2009....   1,980,929.56      6.38        7.69
November 25, 2009...   1,938,999.58      6.38        7.67
December 25, 2009...   1,897,971.68      6.38        7.64
January 25, 2010....   1,857,823.52      6.38        7.60
February 25, 2010...   1,818,541.93      6.38        7.54
March 25, 2010......   1,780,035.50      6.38        7.50
April 25, 2010......   1,741,728.45      6.38        7.45
May 25, 2010........   1,704,111.58      6.38        7.39
June 25, 2010.......   1,666,068.55      6.38        7.33
July 25, 2010.......   1,627,886.16      6.38        7.25
August 25, 2010.....   1,590,384.03      6.38        7.17
September 25, 2010..   1,553,740.82      6.38        7.09
October 25, 2010....   1,517,707.74      6.38        7.00
November 25, 2010...   1,481,673.82      6.38        6.90
December 25, 2010...   1,446,442.90      6.38        6.80
January 25, 2011....   1,411,838.79      6.38        6.69
February 25, 2011...   1,378,032.26      6.38        6.59
March 25, 2011......   1,344,958.59      6.38        6.48
April 25, 2011......   1,312,345.64      6.50        6.65
May 25, 2011........   1,280,518.38      6.57        6.72
June 25, 2011.......   1,249,337.85      6.64        6.79
July 25, 2011.......   1,218,755.68      6.72        6.87
August 25, 2011.....   1,188,914.06      6.79        6.94
September 25, 2011..   1,159,725.44      6.86        7.01
October 25, 2011....   1,157,405.99      6.94        7.09
November 25, 2011...   1,155,091.18      7.01        7.16
December 25, 2011...   1,152,781.00      7.08        7.23
January 25, 2012....   1,150,475.43      7.10        7.30
February 25, 2012...   1,148,174.48      7.10        7.38
March 25, 2012......   1,145,878.13      7.10        7.45
April 25, 2012......   1,143,586.38      7.10        7.52
May 25, 2012........   1,141,299.20      7.10        7.60
June 25, 2012.......   1,139,016.60      7.10        7.77
July 25, 2012.......   1,136,738.57      7.10        7.89
August 25, 2012.....   1,134,465.10      7.10        8.00
September 25, 2012..   1,132,196.16      7.10        8.11
October 25, 2012....   1,129,931.77      7.10        8.20
November 25, 2012...   1,127,671.91      7.10        8.30
December 25, 2012...   1,125,416.56      7.10        8.38
January 25, 2013....   1,123,165.73      7.10        8.47
February 25, 2013...   1,120,919.40      7.10        8.56
March 25, 2013......   1,118,677.56      7.10        8.62
April 25, 2013......   1,116,440.21      7.10        8.68
May 25, 2013........   1,114,207.33      7.10        8.75
June 25, 2013.......   1,111,978.91      7.10        8.81
July 25, 2013.......   1,109,754.96      7.10        8.85
August 25, 2013.....   1,107,535.44      7.10        8.90
September 25, 2013..   1,105,320.37      7.10        8.92
October 25, 2013....   1,103,109.73      7.10        8.94
November 25, 2013...   1,100,903.51      7.10        8.96
December 25, 2013...   1,098,701.71      7.10        8.96
January 25, 2014....   1,096,504.30      7.10        8.97
February 25, 2014...   1,094,311.30      7.10        8.96
March 25, 2014......   1,092,122.67      7.10        8.95
April 25, 2014......   1,089,938.43      7.10        8.92
May 25, 2014........   1,087,758.55      7.10        8.90

                         CORRIDOR      CORRIDOR    CORRIDOR
                         CONTRACT      CONTRACT    CONTRACT
      MONTH OF           NOTIONAL       STRIKE     CEILING
 DISTRIBUTION DATE      BALANCE ($)    RATE (%)    RATE (%)
 -----------------     ------------   ---------   ---------
June 25, 2014.......   1,085,583.03      7.10        8.87
July 25, 2014.......   1,083,411.87      7.10        8.83
August 25, 2014.....   1,081,245.04      7.10        8.78
September 25, 2014..   1,079,082.55      7.10        8.74
October 25, 2014....   1,076,924.39      7.10        8.69
November 25, 2014...   1,074,770.54      7.10        8.62
December 25, 2014...   1,072,621.00      7.10        8.53
January 25, 2015....   1,070,475.76      7.10        8.44
February 25, 2015...   1,068,334.80      7.10        8.36
March 25, 2015......   1,066,198.14      7.10        8.26
April 25, 2015......   1,064,065.74      7.10        8.17
May 25, 2015........   1,061,937.61      7.10        8.08
June 25, 2015.......   1,059,813.73      7.10        7.96
July 25, 2015 and
   thereafter.......           0.00      0.00        0.00

     The Corridor Contract will be subject to early termination only in limited circumstances. These circumstances generally include certain insolvency or bankruptcy events in relation to the Corridor Contract Counterparty or the issuing entity, the failure by the Corridor Contract Counterparty (within one business day after notice of the failure is received by the Corridor Contract Counterparty) to make a payment due under the Corridor Contract and the Corridor Contract becoming illegal or subject to certain kinds of taxation.

     In addition to the termination events specified above, it will be a termination event under the Corridor Contract in the event that (A) either (i) the unsecured, long-term senior debt obligations of the Corridor Contract Counterparty are rated below "A2" by Moody's or are rated "A2" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (ii) the unsecured, short-term debt obligations of the Corridor Contract Counterparty are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (iii) if the Corridor Contract Counterparty does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of the Corridor Contract Counterparty are rated below "A1" by Moody's or (B) either (i) the unsecured, short-term debt obligations of the Corridor Contract Counterparty are rated below "A-1" by S&P or (ii) if the Corridor Contract Counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the Corridor Contract Counterparty are rated below "A+" by S&P (such an event a, "COLLATERALIZATION EVENT"), and the Corridor Contract Counterparty does not, within 30 days, (a) cause another entity to replace the Corridor Contract Counterparty that meets or exceeds the Corridor Contract Counterparty Ratings Requirement and that is approved by the trustee on terms substantially similar to the Corridor Contract; (b) post collateral satisfactory to the applicable Rating Agencies; or (c) establish any other arrangement satisfactory to the applicable Rating Agency.

     "CORRIDOR CONTRACT COUNTERPARTY RATINGS REQUIREMENT" means (A) both (i) the unsecured, short-term debt obligations of the substitute counterparty (or its credit support provider) are rated at least "A-1" by S&P and (ii) the unsecured, long-term senior debt obligations of the substitute counterparty (or its credit support provider) are rated at least "A+" by S&P, and (B) both (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its credit support provider) are rated at least "A2" by Moody's (and if rated "A2" by Moody's, such rating is not on watch for possible downgrade) and (ii) the unsecured, short-term debt obligations of such substitute counterparty (or its credit support provider) are rated at least "P-1" by Moody's (and if rated "P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade),

     It will also be a termination event under the Corridor Contract if the Corridor Contract Counterparty fails to satisfy the following ratings criteria:
(A) the unsecured, long-term senior debt obligations of the Corridor Contract Counterparty are rated at least "BBB-" by S&P, and (B) the unsecured, long-term senior debt obligations of the Corridor Contract Counterparty are rated at least "A3" by Moody's (including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of the Corridor Contract Counterparty are rated at least "P-2" by Moody's (including if such rating is on watch for possible downgrade) and the Corridor Contract Counterparty does not, within 10 days, after the occurrence of such a downgrade or withdrawal by S&P or Moody's, as applicable, (i) cause another entity to replace the Corridor Contract Counterparty that meets or exceeds the Corridor Contract Counterparty Ratings Requirement and that is approved by the trustee on terms substantially similar to the Corridor Contract and (ii) with respect to a downgrade of a rating by Moody's, immediately post collateral satisfactory to Moody's.

     Finally, an additional termination event under the Corridor Contract will exist if the Corridor Contract Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and
Item 1115(b)(1) or (b)(2) of Regulation AB with respect to certain reporting obligations of the Depositor with respect to the issuing entity, which continues unremedied for the time period provided in the Corridor Contract, and the Corridor Contract Counterparty fails to transfer the Corridor Contract at its sole cost and expense, in whole, but not in part, to a counterparty that, (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under the Exchange Act and Regulation AB with respect to certain reporting obligations of the depositor and the issuing entity, (ii) satisfies any rating requirement set forth in the Corridor Contract, and (iii) is approved by the depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable.

     If the Corridor Contract is terminated early, the Corridor Contract Counterparty may owe a termination payment, payable in a lump sum. Any termination payment received from the Corridor Contract Counterparty will be paid to the trustee, on behalf of the Supplemental Interest Trust, and will be deposited by the trustee in the Corridor Contract Reserve Fund and applied on future Distribution Dates to pay any Net Rate Carryover and Unpaid Realized Loss Amount on the related classes of certificates, until the Corridor Contract Termination Date. However, if a termination occurs, there can be no assurance that a termination payment will be paid to the trustee, on behalf of the Supplemental Interest Trust.

     The pooling and servicing agreement does not provide for the substitution of a replacement corridor contract in the event of a termination of the Corridor Contract or in any other circumstance.

     The significance percentage for the Corridor Contract is less than 10%. The "significance percentage" for the Corridor Contract is the percentage that the significance estimate of the Corridor Contract represents of the Class Certificate Balance of the certificates related to the Corridor Contract. The "significance estimate" of the Corridor Contract is determined based on a reasonable good-faith estimate of the maximum probable exposure of the Corridor Contract, made in substantially the same manner as that used in Countrywide Home Loans' internal risk management process in respect of similar instruments.

     SRFP is a Delaware corporation incorporated on May 23, 1995. In the course of conducting its business, SRFP trades in over-the-counter derivative products and structures and advises on a variety of financial transactions that transfer insurance, market or credit risk to or from capital markets. SRFP's headquarters are located at 55 East 52nd Street, New York, New York 10055. SRFP currently has a long-term counterparty credit rating of "AA (CreditWatch negative)" and a short-term debt rating of "A-1+" from S&P. SRFP is an indirect, wholly owned subsidiary of Swiss Re, a Swiss corporation. The obligations of the SRFP under the Corridor Contract are fully and unconditionally guaranteed under a guaranty by Swiss Re. Swiss Re was founded in Zurich, Switzerland in 1863 and since then has become one of the world's leading reinsurers. Swiss Re and its reinsurance subsidiaries have over 70 offices in more than 30 countries. Swiss Re's headquarters are located at Mythenquai 50/60, CH-8022, Zurich, Switzerland.

     On November 18, 2005, following Swiss Re's announcement of its agreement to acquire GE Insurance Solutions (excluding its U.S. life and health business) from General Electric, S&P, Moody's and Fitch announced the following rating actions. S&P placed Swiss Re and its rated core operating companies on CreditWatch with negative implications. S&P stated that if the transaction is completed as currently constituted, they expect the ratings on Swiss Re and its core operating companies would be lowered to "AA-" with a stable outlook, but if the transaction does not proceed, the ratings on Swiss Re would be affirmed. Moody's placed Swiss Re and its rated core subsidiaries on review for possible downgrade. Moody's indicated that in the event the review process resulted in a downgrade of Swiss Re's rating, such downgrade would highly likely be limited to one notch. Fitch placed Swiss Re on Rating Watch Negative. Swiss Re currently has (i) a long-term counterparty credit rating of "AA (CreditWatch negative)", an insurer financial strength rating of "AA (CreditWatch negative)", a senior unsecured debt rating of "AA (CreditWatch negative)" and a short-term debt rating of "A-1+" from S&P, (ii) an insurance financial strength rating of "Aa2 (on review for possible downgrade)", a senior debt rating of "Aa2 (on review for possible downgrade)" and a short-term rating of "P-1" from Moody's and (iii) an insurer financial strength rating

(Fitch initiated) of "AA+(Rating Watch Negative)" and a long-term issuer rating (Fitch initiated) of "AA+(Rating Watch Negative)" from Fitch.

     Various regulatory authorities, including the U.S. Securities and Exchange Commission and State Attorneys General in the United States, including the New York State Attorney General's office, State Insurance Departments in the United States and the U.K. Financial Services Authority, as well as law enforcement agencies, are conducting investigations on various aspects of the insurance industry, including the use of non-traditional, or loss mitigation insurance, products. Swiss Reinsurance is among the companies that have received subpoenas to produce documents relating to "non-traditional" products as part of these investigations. Swiss Re has announced that it is cooperating fully with all requests for documents addressed to Swiss Re. It is unclear at this point what the ultimate scope of the investigations will be, in terms of the products, parties or practices under review, particularly given the potentially broad range of products that could be characterized as "non-traditional." It is therefore also unclear what the direct or indirect consequences of such investigations will be, and Swiss Re is not currently in a position to give any assurances as to the consequences for it or the insurance and reinsurance industries of the foregoing investigations or related developments.

     The information contained in the preceding three paragraphs has been provided by SRFP and Swiss Re for use in this free writing prospectus. Neither SRFP nor Swiss Re undertakes any obligation to update such information. Neither SRFP nor Swiss Re makes any representation regarding the offered certificates or the advisability of investing in the offered certificates and neither makes any representation regarding, nor has it participated in the preparation of, and do not accept responsibility for, this free writing prospectus as a whole or the accompanying prospectus other than the information contained in the preceding three paragraphs.

     The offered certificates do not represent an obligation of the Corridor Contract Counterparty. The holders of the offered certificates are not parties to or beneficiaries under the Corridor Contract and will not have any right to proceed directly against the Corridor Contract Counterparty in respect of its obligations under the Corridor Contract.

     The Corridor Contract will be filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K after the closing date.

PRINCIPAL

     The "PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date, is the excess, if any, of:

          (i) the aggregate Class Certificate Balance of the certificates (other than the notional amount certificates) immediately prior to such Distribution Date, over

          (ii) the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period), over (b) the Overcollateralization Target Amount for such Distribution Date.

     The "GROUP 1 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 1 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     The "GROUP 2 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 2 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     The "GROUP 3 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal

Remittance Amount for Loan Group 3 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     "STATED PRINCIPAL BALANCE" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to (i) the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor, (ii) prepayments of principal and the principal portion of liquidation proceeds received with respect to that Mortgage Loan through the last day of the related Prepayment Period and (iii) any Deferred Interest added to the principal balance of that Mortgage Loan pursuant to the terms of the related mortgage note on or prior to that Due Date. The Stated Principal Balance of a Liquidated Mortgage Loan is zero. The "POOL PRINCIPAL BALANCE" equals the aggregate of the Stated Principal Balances of the Mortgage Loans.

     "PREPAYMENT PERIOD" means, with respect to any Distribution Date and related Due Date, the period from the sixteenth day of the calendar month immediately preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, from April 1, 2006) through the fifteenth day of the calendar month in which the Distribution Date occurs.

     "SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date, will equal the excess of:

     (1) the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates) immediately prior to such Distribution Date, over

     (2) the lesser of (A) the product of (i) (x) 76.3957711701% on any Distribution Date on or after the Stepdown Date and prior to the Distribution Date in May 2012 or (y) 81.1166169361% on any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in May 2012 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the OC Floor.

     The "GROUP 1 SENIOR PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Senior Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 1 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     The "GROUP 2 SENIOR PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Senior Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 2 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     The "GROUP 3 SENIOR PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Senior Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 3 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all of the Loan Groups for that Distribution Date.

     "SUBORDINATED CLASS PRINCIPAL DISTRIBUTION AMOUNT" for any class of Subordinated Certificates and Distribution Date will equal the excess of:

     (1) the sum of:

          (a) the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates) (after taking into account the distribution of the Senior Principal Distribution Amount for such Distribution Date),

          (b) the aggregate Class Certificate Balance of any class(es) of Subordinated Certificates that are senior to the subject class (in each case, after taking into account the distribution of the applicable Subordinated Class Principal Distribution Amount(s) for such more senior class(es) of certificates for such Distribution Date), and

          (c) the Class Certificate Balance of such class of Subordinated Certificates immediately prior to such Distribution Date, over

     (2) the lesser of (a) the product of (x) 100% minus the applicable Stepdown Target Subordination Percentage for the subject class of Subordinated Certificates for that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus the OC Floor;

provided, however, that if such class of Subordinated Certificates is the only class of Subordinated Certificates outstanding on such Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount until its Class Certificate Balance is reduced to zero.

     The "INITIAL TARGET SUBORDINATION PERCENTAGE" and "STEPDOWN TARGET SUBORDINATION PERCENTAGE" for each class of subordinated certificates will equal the respective percentages indicated in the following table:

                                Initial Target  Stepdown Target  Stepdown Target
                                 Subordination   Subordination    Subordination
                                  Percentage     Percentage(1)    Percentage(2)
                                --------------  ---------------  ---------------
Class M-1 ....................   6.4690142678%   16.1725356694%   12.9380285356%
Class M-2 ....................   4.4908065523%   11.2270163807%    8.9816131046%
Class M-3 ....................   3.7620865771%    9.4052164428%    7.5241731542%
Class M-4 ....................   2.6816814748%    6.7042036870%    5.3633629496%
Class M-5 ....................   1.7812593905%    4.4531484762%    3.5625187809%
Class M-6 ....................   1.0678337469%    2.6695843672%    2.1356674938%
Class M-7 ....................   0.5000000000%    1.2500000000%    1.0000000000%

----------
(1) For any Distribution Date occurring on or after the Distribution Date occurring in May 2009 and prior to the Distribution Date occurring in May 2012.

(2) For any Distribution Date occurring on or after the Distribution Date occurring in May 2012.

     The Initial Target Subordination Percentages will not be used to calculate distributions on the subordinated certificates, but rather are presented in order to provide a better understanding of the credit enhancement provided by the subordinated certificates and the related overcollateralization amount. The Initial Target Subordination Percentage for any class of subordinated certificates is equal to a fraction, expressed as a percentage, the numerator of which is equal to the aggregate initial Class Certificate Balance of any class(es) of certificates subordinate to the subject class plus the initial related Overcollateralization Target Amount and the denominator of which is equal to the sum of the aggregate Stated Principal Balance of the Mortgage Loans in the related loan group as of the cut-off date.

     "OC FLOOR" means an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date.

     "OVERCOLLATERALIZATION TARGET AMOUNT" means with respect to any Distribution Date (a) prior to the Stepdown Date, an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date and (b) on or after the Stepdown Date, the greater of (i) (x) for any Distribution Date on or after the Stepdown Date but prior to the Distribution Date in May 2012, an amount equal to 1.25% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (y) for any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in May 2012, an amount equal to 1.00% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) and (ii) the OC Floor;

provided, however, that if a Trigger Event is in effect on any Distribution Date, the Overcollateralization Target Amount will be the Overcollateralization Target Amount as in effect for the prior Distribution Date.

     "STEPDOWN DATE" is the earlier to occur of:

          (1) the Distribution Date on which the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates) is reduced to zero, and

          (2) the later to occur of (x) the Distribution Date in May 2009 and
     (y) the first Distribution Date on which a fraction, the numerator of which is the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month preceding the month in which that Distribution Date occurs (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) over the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates) immediately prior to that Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of the current Distribution Date (after giving effect to principal prepayments received in the Prepayment Period related to that Due Date) is greater than or equal to (a) 23.6042288299% on any Distribution Date prior to the Distribution Date in May 2012 and (b) 18.8833830639% on any Distribution Date on or after the Distribution Date in May 2012.

     A "TRIGGER EVENT" is in effect with respect to any Distribution Date on or after the Stepdown Date if either a Delinquency Trigger Event is in effect with respect to that Distribution Date or a Cumulative Loss Trigger Event is in effect with respect to that Distribution Date.

     A "DELINQUENCY TRIGGER EVENT" is in effect with respect to a Distribution Date on or after the Stepdown Date if the Rolling Sixty Day Delinquency Rate for the outstanding Mortgage Loans equals or exceeds the product of (i) 29.5% and the Senior Enhancement Percentage for any Distribution Date prior to the Distribution Date in May 2011 and (ii) 37.0%% and the Senior Enhancement Percentage for any Distribution Date on or after the Distribution Date in May 2011.

     The "SENIOR ENHANCEMENT PERCENTAGE" with respect to any Distribution Date on or after the Stepdown Date is equal to a fraction (expressed as a percentage) of:

          (1) the numerator of which is the excess of:

               (a) the aggregate Stated Principal Balance of the Mortgage Loans for the preceding Distribution Date over

               (b) (i) before the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates) has been reduced to zero, the aggregate Class Certificate Balance of the Senior Certificates (other than the notional amount certificates), or
          (ii) after such time, the Class Certificate Balance of the most senior class of Subordinated Certificates outstanding, as of the Business Day immediately preceding the Distribution Date in the calendar month prior to the month of such Distribution Date, and

          (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans for the preceding Distribution Date.

     A "CUMULATIVE LOSS TRIGGER EVENT" is in effect with respect to any Distribution Date on or after the Stepdown Date if the aggregate amount of Realized Losses on the Mortgage Loans from (and including) the cut-off date for each such Mortgage Loan to (and including) the related Due Date (reduced by the aggregate amount of

Subsequent Recoveries received from the cut-off date through the Prepayment Period related to that Due Date) exceeds the applicable percentage, for such Distribution Date, of the aggregate Stated Principal Balance of the Mortgage Loans, as set forth below:

DISTRIBUTION DATE               PERCENTAGE
-----------------               ----------
May 2008 - April 2009 ........  0.20% with respect to May 2008, plus an additional 1/12th of 0.25% for each month
                                thereafter through April 2009

May 2009 - April 2010 ........  0.45% with respect to May 2009, plus an additional 1/12th of 0.40% for each month
                                thereafter through April 2010

May 2010 - April 2011 ........  0.85% with respect to May 2010, plus an additional 1/12th of 0.35% for each month
                                thereafter through April 2011

May 2011 - April 2012 ........  1.20% with respect to May 2011, plus an additional 1/12th of 0.45% for each month
                                thereafter through April 2012

May 2012 - April 2013 ........  1.65% with respect to May 2012, plus an additional 1/12th of 0.15% for each month
                                   thereafter through April 2013

May 2013 and thereafter ......  1.80%

     "UNPAID REALIZED LOSS AMOUNT" means for any class of certificates, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates minus (y) any increase in the Class Certificate Balance of that class due to the allocation of Subsequent Recoveries to the Class Certificate Balance of that class.

     The "ROLLING SIXTY-DAY DELINQUENCY RATE," with respect to any Distribution Date on or after the Stepdown Date is the average of the Sixty-Day Delinquency Rates and Distribution Date and the two immediately preceding Distribution Dates.

     The "SIXTY-DAY DELINQUENCY RATE," with respect to any Distribution Date on or after the Stepdown Date, is a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance for such Distribution Date of all Mortgage Loans that were 60 or more days delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO Properties) and the denominator of which is the aggregate Stated Principal Balance for such Distribution Date of the Mortgage Loans as of the related Due Date (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date).

     A "REALIZED LOSS" with respect to any Distribution Date and any defaulted Mortgage Loan, is the excess of the Stated Principal Balance of such defaulted Mortgage Loan over the liquidation proceeds allocated to principal that have been received with respect to such Mortgage Loan on or at any time prior to the Due Date after such Mortgage Loan has been liquidated.

     "SUBSEQUENT RECOVERIES" are unexpected recoveries received after the determination by the master servicer that it has received all proceeds it expects to receive, with respect to the liquidation of a Mortgage Loan that resulted in a Realized Loss (other than the amount of such net recoveries representing any profit realized by the master servicer in connection with the liquidation of any Mortgage Loan and net of reimbursable expenses) in a month prior to the month of the receipt of such recoveries.

RESIDUAL CERTIFICATES

     The Class A-R Certificates do not bear interest. The Class A-R Certificates will receive a distribution of $100 of principal on the first Distribution Date, after which their Class Certificate Balance will equal zero. The Class A-R Certificates will remain outstanding for so long as the trust fund will exist. In addition to the distribution of principal on the first Distribution Date, on each Distribution Date the holders of the Class A-R Certificates will be entitled to receive certain additional distributions as provided in the pooling and servicing agreement. It is not anticipated that there will be any significant amounts remaining for such distribution to the Class A-R Certificates.

OVERCOLLATERALIZATION PROVISIONS

     The weighted average Adjusted Net Mortgage Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the classes of certificates. As a result, interest collections on the Mortgage Loans net of Deferred Interest are expected to be generated in excess of the amount of interest payable to the holders of the related certificates and the related fees and expenses payable by the issuing entity. The excess cashflow, if any, will be applied on each Distribution Date as a payment of principal on the related classes of certificates then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described.

DISTRIBUTION OF AVAILABLE FUNDS

     On each Distribution Date, the aggregate Available Funds for all of the Loan Groups will be distributed in the following amounts and order of priority:

          (1) concurrently, to the Class 1-X and Class 2-X Certificates, pro rata, the Current Interest and the Interest Carry Forward Amount for each such class and such Distribution Date;

          (2) concurrently, to the classes of Senior Certificates (other than the notional amount certificates and the Class A-R Certificates), pro rata, the Current Interest and the Interest Carry Forward Amount for each such class and such Distribution Date;

          (3) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, the Current Interest for each such class and such Distribution Date;

          (4) (A) for each Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect in the following order of priority:

                    (1) in an amount up to the Principal Distribution Amount for that Distribution Date, concurrently, to the following classes of certificates, pro rata on the basis of the related Principal Distribution Amount:

                         (a) in an amount up to the Group 1 Principal
                    Distribution Amount for such Distribution Date, sequentially:

                              (i) to the Class A-R Certificates, until its Class
                         Certificate Balance is reduced to zero, and

                              (ii)concurrently, to the Class 1-A-1, Class 1-A-2,
                         Class 1-A-3 and Class 1-A-4 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero;

                              (iii) concurrently, to the Group 2 Senior
                         Certificates (after any distributions made to such classes of certificates from the Group 2 Principal Distribution Amount) and the Group 3 Senior Certificates (after any distributions made to such classes of certificates from the Group 3 Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, as follows:

                              (x) concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (y) concurrently, to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                         (b) in an amount up to the Group 2 Principal
                    Distribution Amount for such Distribution Date, sequentially:

                              (i) concurrently, to the Class 2-A-1, Class 2-A-2
                         and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (ii) concurrently, to the Group 1 Senior
                         Certificates (after any distributions made to such classes of certificates from the Group 1 Principal Distribution Amount) and the Group 3 Senior Certificates (after any distributions made to such classes of certificates from the Group 3 Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, as follows:

                              (x) concurrently, to the Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (y) concurrently, to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                         (c) in an amount up to the Group 3 Principal
                    Distribution Amount for such Distribution Date, sequentially:

                              (i) concurrently, to the Class 3-A-1 and Class
                         3-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (ii) concurrently, to the Group 1 Senior
                         Certificates (after any distributions made to such classes of certificates from the Group 1 Principal Distribution Amount) and the Group 2 Senior Certificates (after any distributions made to such classes of certificates from the Group 2 Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, as follows:

                              (x) concurrently, to the Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (y) concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                    (2) sequentially, to the Class M-1, Class M-2, Class M-3,
               Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

               (B) on each Distribution Date on or after the Stepdown Date so long as a Trigger Event is not in effect, in the following order of priority:

                    (1) in an amount up to the Senior Principal Distribution
               Amount for that Distribution Date, concurrently, to the following classes of certificates, pro rata on the basis of the related Senior Principal Distribution Amount:

                         (a) in an amount up to the Group 1 Senior Principal
                    Distribution Amount for such Distribution Date, sequentially:

                              (i) concurrently, to the Class 1-A-1, Class 1-A-2,
                         Class 1-A-3 and Class 1-A-4 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (ii) concurrently, to the Group 2 Senior
                         Certificates (after any distributions made to such classes of certificates from the Group 2 Senior Principal Distribution Amount) and the Group 3 Senior Certificates (after any distributions made to such classes of certificates from the Group 3 Senior Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, as follows:

                              (x) concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (y) concurrently, to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                         (b) in an amount up to the Group 2 Senior Principal
                    Distribution Amount for such Distribution Date, sequentially:

                              (i) concurrently, to the Class 2-A-1, Class 2-A-2
                         and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (ii) concurrently, to the Group 1 Senior
                         Certificates (after any distributions made to such classes of certificates from the Group 1 Senior Principal Distribution Amount) and the Group 3 Senior Certificates (after any distributions made to such classes of certificates from the Group 3 Senior Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, as follows:

                              (x) concurrently, to the Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (y) concurrently, to the Class 3-A-1 and Class 3-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                         (c) in an amount up to the Group 3 Senior Principal
                    Distribution Amount for such Distribution Date, sequentially:

                              (i) concurrently. to the Class 3-A-1 and Class
                         3-A-2 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (ii) concurrently, to the Group 1 Senior
                         Certificates (after any distributions made to such classes of certificates from the Group 1 Senior Principal Distribution Amount) and the Group 2 Senior Certificates (after any distributions made to such classes of certificates from the Group 2 Senior Principal Distribution Amount), pro rata, on the basis of their respective aggregate Class Certificate Balances, as follows:

                              (x) concurrently, to the Class 1-A-1, Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                              (y) concurrently, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero; and

                    (2) sequentially, to the Class M-1, Class M-2, Class M-3,
               Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the Subordinated Class Principal Distribution Amount for each such class, until their respective Class Certificate Balances are reduced to zero;

          (5) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, the Interest Carry Forward Amount for each such class and such Distribution Date;

          (6) concurrently, pro rata based on the aggregate Unpaid Realized Loss Amount for the senior certificates (other than the notional amount certificates) related to Loan Group 1, Loan Group 2 and Loan Group 3;

                         (a) in an amount up to the aggregate Unpaid Realized
                    Loss Amount for the senior certificates related to Loan Group 1 concurrently (i) to the Class 1-A-1 Certificates, their pro rata share of such amounts up to the Unpaid Realized Loss Amount for such class and (ii) sequentially, to the Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class;

                         (b) in an amount up to the aggregate Unpaid Realized
                    Loss Amount for the senior certificates (other than the notional amount certificates) related to Loan Group 2, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in an amount up to the Unpaid Realized Loss Amount for such class; and

                         (c) in an amount up to the aggregate Unpaid Realized
                    Loss Amount for the senior certificates (other than the notional amount certificates) related to Loan Group 3, sequentially, to the Class 3-A-1 and Class 3-A-2 Certificates, in an amount up to the Unpaid Realized Loss Amount for such class; and

          (7) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the Unpaid Realized Loss Amount for each such class;

          (8) concurrently, to the Class 1-X and Class 2-X Certificates, pro rata, in an amount up to the amount of Net Rate Carryover for each such class;

          (9) concurrently, to the classes of Senior Certificates (other than the Class X and Class A-R Certificates), pro rata, in an amount up to the amount of Net Rate Carryover for each such class;

          (10) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the amount of Net Rate Carryover for each such class; and

          (11) to the Class C and Class A-R Certificates, in each case in the amounts specified in the pooling and servicing agreement.

     Any Interest Carry Forward Amounts, Unpaid Realized Loss Amounts or Net Rate Carryover that remains after the Class Certificate Balance of the related class of certificates is reduced to zero will be extinguished.

CALCULATION OF ONE-YEAR MTA

     The MTA Certificates will bear interest during each interest accrual period at the applicable rate determined as described under "--Interest" below.

     "ONE-YEAR MTA" is a per annum rate equal to the twelve-month moving average monthly yield on United States Treasury Securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in the Federal Reserve Statistical Release "Selected Interest Rates (H.15)". The One-Year MTA used for each interest accrual period will be the most recent One-Year MTA figure available as of fifteen days prior to the commencement of that interest accrual period (a "ONE-YEAR MTA DETERMINATION DATE").

     If One-Year MTA is no longer available, the calculation agent will choose a new index for the MTA Certificates that is based on comparable information. When the calculation agent chooses a new index for the MTA Certificates, it will increase or decrease the related Pass-Through Margins by the difference between the average One-Year MTA for the final three years it was in effect and the average of the most recent three years for the replacement index. The Pass-Through Margins will be increased by that difference if the average One-Year MTA is greater than the average replacement index, and the Pass-Through Margins will be decreased by that difference if the replacement index is greater than the average One-Year MTA.

CALCULATION OF ONE-MONTH LIBOR

     On the second LIBOR Business Day preceding the commencement of each Accrual Period for the LIBOR Certificates (each such date, an "INTEREST DETERMINATION DATE"), the Trustee will determine the London interbank offered rate for one-month United States dollar deposits ("ONE-MONTH LIBOR") for such Accrual Period on the basis of such rate as it is quoted on the Bloomberg Terminal for that Interest Determination Date. If such rate is not quoted on the Bloomberg terminal (or such other service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trustee), One-Month LIBOR for the applicable Accrual Period will be the Reference Bank Rate as defined in this free writing prospectus. If no such quotations can be obtained and no Reference Bank Rate is available, One-Month LIBOR will be the One-Month LIBOR applicable to the preceding Accrual Period. The "REFERENCE BANK RATE" with respect to any Accrual Period, means the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.0125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Certificate Balance of all LIBOR Certificates for such Accrual Period, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Certificate

Balance of all LIBOR Certificates for such Accrual Period. As used in this section, "LIBOR BUSINESS DAY" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; and "REFERENCE Banks" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

          (1)  with an established place of business in London,

          (2)  which have been designated as such by the Trustee and

          (3) which are not controlling, controlled by, or under common control with, the Depositor, Countrywide Servicing or any successor Master Servicer.

     The establishment of One-Month LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the LIBOR Certificates for the related Accrual Period will (in the absence of manifest error) be final and binding.

CARRYOVER RESERVE FUND

     The pooling and servicing agreement establishes an account (the "CARRYOVER RESERVE FUND"), which is held in trust by the trustee on behalf of the holders of the offered certificates. On the closing date, the depositor will deposit or cause to be deposited $1,000 in the Carryover Reserve Fund. The Carryover Reserve Fund will not be an asset of any REMIC.

     In addition to the $1,000 deposit described in the second preceding paragraph, on the closing date the depositor shall cause to be deposited in the Carryover Reserve Fund an amount that is expected to be sufficient to cover any Net Rate Carryover on the LIBOR Certificates with respect to the first Distribution Date. On the first Distribution Date, such amount will be distributed, sequentially, as follows:

     - first, concurrently, to the senior LIBOR Certificates, pro rata, based upon the amount of any Net Rate Carryover with respect to each such class of certificates, and

     - second, sequentially, to all of the classes of subordinated certificates, beginning with the class of subordinated certificates with the highest distribution priority in each loan group, in each case based upon the amount of any Net Rate Carryover with respect to each such class of certificates.

Any such amount deposited by the depositor as described in the first sentence of this paragraph that remains after payment of any Net Rate Carryover to the certificates on the first Distribution Date will be distributed to UBS Securities LLC and will not be available to cover any Net Rate Carryover on subsequent Distribution Dates.

CORRIDOR CONTRACT RESERVE FUND

     The pooling and servicing agreement will require the trustee to establish an account (the "CORRIDOR CONTRACT RESERVE FUND"), which will be held in trust in the Supplemental Interest Trust by the trustee, as trustee of the Supplemental Interest Trust, on behalf of the holders of the Offered Certificates (other than the Class A-R Certificates). On the closing date, the depositor will deposit or cause to be deposited $1,000 in the Corridor Contract Reserve Fund. The Corridor Contract Reserve Fund will not be an asset of the issuing entity or of any REMIC.

     On each Distribution Date, the trustee will deposit in the Corridor Contract Reserve Fund any amounts received in respect of the Corridor Contract for the related Accrual Period. On each Distribution Date, such amounts received in respect of the Corridor Contract will be distributed to the Offered Certificates (other than the Class A-R Certificates) to the extent necessary and to the extent not previously distributed in the following order of priority:

          (1) concurrently, pro rata based on the aggregate remaining Unpaid Realized Loss Amount for the senior certificates (other than the Class X Certificates) related to Loan Group 1, Loan Group 2 and Loan Group 3:

          (a) in an amount up to the aggregate remaining Unpaid Realized Loss Amount for the senior certificates (other than the Class X Certificates) related to Loan Group 1 concurrently (i) to the Class 1-A-1 Certificates, their pro rata share of such amounts up to the Unpaid Realized Loss Amount for such class and (ii) sequentially, to the Class 1-A-2, Class 1-A-3 and 1-A-4 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class,

          (b) in an amount up to the aggregate remaining Unpaid Realized Loss Amount for the senior certificates (other than the Class X Certificates) related to Loan Group 2, sequentially, to the Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class; and

          (c) in an amount up to the aggregate remaining Unpaid Realized Loss Amount for the senior certificates related to Loan Group 3, sequentially, to the Class 3-A-1 and Class 3-A-2 Certificates, in that order, in an amount up to the remaining Unpaid Realized Loss Amount for each such class; and

          (2) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the amount of any remaining Unpaid Realized Loss Amount for each such class;

          (3) concurrently, to the Class 1-X and Class 2-X Certificates, pro rata, in an amount up to the amount of any remaining Net Rate Carryover for each such class;

          (4) concurrently, to the classes of Senior Certificates (other than the Class X and Class A-R Certificates), pro rata, in an amount up to the amount of any remaining Net Rate Carryover for each such class;

          (5) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates, in that order, in an amount up to the amount of any remaining Net Rate Carryover for each such class; and

          (6) to the Class C Certificates, in the amount specified in the pooling and servicing agreement.

APPLIED REALIZED LOSS AMOUNTS

     After the credit enhancement provided by excess cashflow and overcollateralization (if any) has been exhausted, collections otherwise payable to the related subordinated classes will comprise the sole source of finds from which credit enhancement is provided to the related senior certificates.

     If on any Distribution Date, after giving effect to the distributions described above, the aggregate Class Certificate Balance of the certificates (other than the Class X Certificates) exceeds the aggregate Stated Principal Balance of the Mortgage Loans, the amount of such excess will be applied, first, to reduce the Class Certificate Balances of the Class M-7, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order, in each case until their respective Class Certificate Balances are reduced to zero and, second, to the senior certificates related to Loan Group 1, Loan Group 2 and Loan Group 3 (other than the related Class X Certificates) pro rata, on the basis of the aggregate Class Certificate Balance of the related senior certificates, as follows: (a) with respect to the Group 1 Senior Certificates, pro rata based on their respective Class Certificates Balances; provided, however, that such excess allocated to the Class 1-A-2, Class 1-A-3 and Class 1-A-4 Certificates will be allocated sequentially to the Class 1-A-4, Class 1-A-3 and Class 1-A-2 Certificates, in that order, until their respective Class

Certificate Balances are reduced to zero; (b) with respect to the Group 2 Senior Certificates, sequentially, to the Class 2-A-3, Class 2-A-2 and Class 2-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero and (c) with respect to the Group 3 Senior Certificates, sequentially, to the Class 3-A-2 and Class 3-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero. Any such reduction described in this paragraph is an "APPLIED REALIZED LOSS AMOUNT."

     Interest on any class of certificates, the Class Certificate Balance of which has been reduced through the application of Applied Realized Loss Amounts as described above will accrue for the related class of certificates on the Class Certificate Balance as so reduced unless the Class Certificate Balance is subsequently increased due to the allocation of Subsequent Recoveries to the Class Certificate Balance of such class as described in the definition of Class Certificate Balance above.